  As filed with the Securities and Exchange Commission on February 28, 2001.

                                                 Securities Act File No. 2-29020
                                        Investment Company Act File No. 811-1646
================================================================================

---------------------
OMB Number:              U.S. SECURITIES AND EXCHANGE COMMISSION
3235-0307                       WASHINGTON, D.C. 20549
Expires: 05/31/00                  _______________
Estimated average
Burden hours per                      FORM N-1A
response 212.80
---------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [_]
        Pre-Effective Amendment No. ____                             [_]
        Post-Effective Amendment No. 67                              [X]
                                    ----
                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [_]
          Amendment No.   67                                         [X]
                        -----

                       (Check appropriate box or boxes.)

                               CIGNA Funds Group
              (Exact Name of Registrant as Specified in Charter)

       100 Front Street, Suite 300, Worcester, Massachusetts 01601
              (Address of Principal Executive Offices)     (Zip Code)

                                (860) 226-3700
              Registrant's Telephone Number, including Area Code

                 Linda R. Johnson, 100 Front Street, Suite 300
                        Worcester, Massachusetts 01601
                    (Name and Address of Agent for Service)

                                  Continuous
                (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

     [_] Immediately upon filing pursuant to paragraph (b)
     [_] on (date) pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [X] on April 30, 2001 pursuant to paragraph (a)(1)
     [_] 75 days after filing pursuant to paragraph (a)(2)
     [_] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended.

                        _______________________________

Please send communications to:

                            Jeffrey S. Winer, Esq.
                   c/o TimesSquare Capital Management, Inc.
             900 Cottage Grove Road, S-215, Hartford CT 06152-2215
                                (860) 226-5576

With a copy to:            Geoffrey R.T. Kenyon, Esq.
                            Goodwin, Procter & Hoar
                                Exchange Place
                             Boston, MA 02109-2881
                                (617) 570-1167

Cigna Funds Group

Charter Funds(SM)
Institutional Class
Charter Money Market Fund
Charter Balanced Fund
Charter Large Company Stock Growth Fund
Charter Large Company Stock Value Fund
Charter Large Company Stock Index Fund
Charter Small Company Stock Growth Fund
Charter Small Company Stock Value Fund
Charter Foreign Stock Fund
Core Plus Fixed Income Fund

Prospectus May 1, 2001

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Introduction

Charter Fundssm and the Core Plus Fixed Income Fund are series of CIGNA Funds Group, a family of mutual funds. Each series, or portfolio, has its own investment strategy and risk/return profile. This prospectus describes the institutional class of each fund.

Table of Contents

Fund Summary                                              1
Bar Charts and Performance Tables                        13
Fees and Expenses of the Funds                           17
Investment Information                                   19
Other Investment Information: Common Policies            34
Management of the Funds                                  36
Performance of the Funds' Money Managers                 43
Pricing of Shares                                        43
Purchase and Redemption of Shares                        44
Tax Matters                                              49
Financial Highlights                                     50
For More Information                             back cover

Fund Summary Charter Money Market Fund
Money Manager: TimesSquare Capital Management, Inc. ("TimesSquare")

Investment Objective

To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

Principal Investment Strategies

The fund invests exclusively in U.S. dollar denominated high-quality short-term money market instruments.

Principal risks of investing in the Fund

A major change in interest rates or a default on the fund's investments could cause you to lose money.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Charter Balanced Fund
Money Manager: INVESCO, Inc. ("INVESCO")

Investment Objective

Seeks a high total return through capital appreciation and current income.

Principal Investment Strategies

The fund strives for reasonably consistent total returns over a variety of market cycles by investing in a combination of equity securities (primarily common stocks, and to a lesser extent, securities convertible into common stocks), and fixed income securities.

At least 30% of fund assets is invested in each of the following:

     .  equities
     .  fixed and variable income securities

Up to 40% of fund assets is allocated among equities and debt securities according to INVESCO's assessment of business, economic and market conditions. The money manager analyzes the return available from stocks and bonds in deciding how to invest the fund's assets. By investing in both types of securities, the fund attempts to cushion against sharp price movements in both equity and debt securities.

In selecting common stocks for the fund, the money manager generally chooses stocks with a yield higher than the overall equity market. The fund uses a value-based strategy, focusing on a company's dividend history and current financial situation.

The income securities the fund will invest in primarily will include obligations of the U.S. government and its agencies and investment grade corporate bonds. The fund may invest up to 25% of its assets in foreign equity and debt securities. Generally, the foreign debt securities the fund will invest in will be dollar denominated bonds issued by foreign governments.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk -- that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in a fund's portfolio may decline in value more than the overall securities market.

Market risk associated with equity securities such as common stocks is related to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

A value stock may never reach what the money manager believes is its full value, or may even go down in price. In the long run, the fund may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk. The amount of income you receive from the fund will also fluctuate.

Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

There are additional risks with investing in foreign countries, specifically economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic equity and fixed income securities only.

Since INVESCO has discretion to allocate the amounts of equity and debt securities held in the fund, there is an additional risk that the portfolio of the fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Large Company Stock Growth Fund
Money Manager: Morgan Stanley
Dean Witter Investment Management Inc. ("MSDW Investment Management")

Investment Objective
Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. The universe of eligible companies in which the fund invests generally includes those with market capitalizations of $1 billion or more. The fund emphasizes securities that, in the money manager's opinion, have the potential to rise in price rather than pay out income.

The money manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The fund focuses on companies with consistent or rising earnings growth records and compelling business strategies. MSDW Investment Management studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the money manager closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The fund considers selling securities of issuers that no longer meet MSDW Investment Management's criteria.

The money manager emphasizes individual security selection and may focus the fund's holdings within the limits permissible for a diversified fund.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, the fund's market sector, large-capitalization growth-oriented equity securities, may perform less well than other sectors. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Large Company Stock Value Fund
Money Manager: John A. Levin & Co. ("Levin")

Investment Objective
Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in common stocks of established, large U.S. companies with a market capitalization above $5 billion. Generally, Levin purchases stocks when it deems them undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs. Often, at the time of purchase, the stocks are out of favor with the investment community. The fund follows a "bottom up" research approach, and focuses on identifying common stocks whose market price is below what it believes is their present or future value.

The fund will generally sell a security when a fundamental weakness or the money manager's anticipation of fundamental weakness or some other negative factor causes the security to fail to meet the fund's expectations, or the security rises in price to a level that the money manager believes is its fair value.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock-market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

A value stock may never reach what the money manager believes is its full value, or may even go down in price.

In the long run, the fund may produce more modest returns than riskier stock funds.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Large Company Stock Index Fund
Money Manager: TimesSquare Capital Management, Inc.

Investment Objective

To achieve long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks.

Principal Investment Strategies

The fund attempts to replicate the composition and total return, reduced by fund expenses, of the S&P 500.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk, which is the possibility that common stock prices will decline, sometimes substantially, over short or extended periods. The stock market tends to be cyclical, with periods when stock prices generally decline.

The fund is subject to tracking risk, which is the risk that the fund's returns will be less than the returns of the S&P 500.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Small Company Stock Growth Fund
Money Manager: TimesSquare Capital Management, Inc.

Investment Objective
Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in the common and preferred stocks of U.S. companies with market capitalizations between $30 million and $2 billion. The fund focuses on growing companies involved in new product development and technological breakthroughs.

TimesSquare:

 .    Looks across all sectors of the stock market to find companies that meet the fund's investment criteria -- including strong, sustainable unit growth, consistent earnings, proprietary products and services and minimal institutional ownership.

 .    Looks for stocks that have the potential for price appreciation of 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

 .    Will generally sell a security when it no longer meets the fund's investment criteria, when it believes the company issuing the security is unable to sustain a competitive advantage, or the security is overvalued.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. Also, because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Small Company Stock Value Fund
Money Manager: Berger LLC/Perkins, Wolf,
McDonnell & Company

Investment Objective
Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in common stocks of small U.S. companies with market capitalizations at the time of initial purchase of less than $1 billion whose stock prices are believed to be undervalued. The fund will emphasize companies that have market capitalizations of less than $800 million at time of initial purchase.

The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund generally looks for companies with:

 .    A low price relative to their assets, earnings, cash flow or business franchise;

 .    Products and services that give them a competitive advantage; and

 .    Strong balance sheets and strong management.

The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, a value stock may never reach what the money manager believes is its full value, or may even go down in price.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management ora limited trading market for their stocks.

As a result of its principal investment strategies, the fund's investments are often focused in a small number of business sectors. This carries the risk associated with the performance of those sectors, which may fluctuate and reduce the investment's value. In addition, the fund may invest in certain securities with unique risks, such as special situations, an example of which is a company that is about to undergo a structural, financial or management change which may significantly affect the value of its securities.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Foreign Stock Fund
Money Manager: Bank of Ireland Asset
Management (U.S.)
Limited ("BIAM")

Investment Objective
Seeks long-term capital appreciation.

Principal Investment Strategies

The fund invests primarily in common stocks of well-established companies located outside the U.S.

The fund considers a company to be located outside the
U.S. if:
 .    It is organized under the laws of another country;
 .    The principal trading market for the company's
securities is in another country; or
 .    The company derives at least 50% of its revenues
or profits from operations in another country or has at least 50% of its assets in another country.

The fund emphasizes medium to large market capitalization companies that the money manager believes are best positioned to take advantage of global change. Normally, the fund will invest exclusively in companies with market capitalizations over $1 billion which are located outside the U.S. The fund emphasizes companies operating in predominantly well-regulated and more stable foreign markets. The fund will typically hold stocks from 70 to 100 issuers.

BIAM focuses on companies with equity securities (primarily common stock) it considers fundamentally undervalued relative to their long-term prospective earnings growth rate, their historic valuation levels and their competitors. The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.

Normally, up to 15% of fund assets may be invested in companies located in emerging markets. Emerging market countries are countries that are included in the Morgan Stanley Capital International Emerging Markets Index.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

There are additional risks with investing in foreign countries, especially in developing countries -- specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a domestic stock fund.

Investing in emerging market countries poses risks in addition to those of investing in developed foreign markets. Emerging markets may be more likely to experience volatility than more developed countries.

The fund is subject to currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Core Plus Fixed Income Fund
Money Manager: TimesSquare Capital Management, Inc.

Investment Objective
Seeks a high level of total return.

Principal Investment Strategies

The fund invests primarily in fixed income securities that, at the time of purchase, are rated investment grade by either Moody's Investors Service or Standard & Poor's or a similar rating agency or, if unrated, are judged by TimesSquare to be of comparable quality. Normally, the fund will invest at least 75% of its assets in these securities.

While seeking high total return, TimesSquare will also seek to maintain an average portfolio yield consistent with the Lehman Brothers Aggregate Bond Index. TimesSquare will seek capital appreciation by identifying securities (primarily fixed income securities) through its sector allocation and security selection process which, in its opinion, may increase in value.

The fund may invest up to 25% of its assets in high-yield, below-investment-grade bonds. These securities are commonly called "junk bonds." The fund typically will not purchase a security that is in default at the time of purchase.

Up to 20% of fund assets may be invested in foreign debt securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation.

When purchasing or selling securities, TimesSquare will analyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.

TimesSquare may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2001, the duration of the index was TKTK years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk.

Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer durations.

The fund is also subject to credit risk, or risk associated with the credit quality of the issuer. Compared to higher-quality debt securities, below-investment-grade bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of below-investment-grade bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell. These risks are greater for securities in default.

There are additional risks with investing in foreign countries, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Bar Charts and Performance Tables

The bar charts and tables shown on pages 14 and 15 provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over a 10-year period, or life of the fund, whichever is shorter.

The tables show how the average annual returns of the funds' shares, for one, five and 10 years (or life of the fund, whichever is shorter) compare to those of a broad measure of market performance.

The bar charts and tables show performance of the funds' institutional class. A fund's past performance does not necessarily indicate how the fund will perform in the future.

There are bar charts and tables only for the Charter Money Market Fund, the Charter Large Company Stock Index Fund, and the Core Plus Fixed Income Fund, since the other funds offered by this prospectus did not commence operations until after January 1, 2000.

Chart

Charter Money Market Fund -- Annual Total Return

1991      5.75%
1992      3.36
1993      2.39
1994      3.43
1995      5.33
1996      4.91
1997      5.27
1998      5.18
1999      4.87
2000      6.12

During the period shown in the bar chart above, the highest quarterly return for the Charter Money Market Fund was 1.65% (for the quarter ended March 30, 1991) and the lowest quarterly return was 0.55% (for the quarter ended December 31, 1993).

Charter Money Market Fund Average Annual Total Returns
for the periods ended December 31, 2000
                                                Past       Past       Past
                                               1 year     5 years   10 years
Charter Money Market Fund                      6.12%      5.27%       4.65%
3-Month U.S. Treasury Bills                    5.96%      5.25%       4.86%

The Charter Money Market Fund's seven-day annualized yield as of December 31, 2000 was 6.08%.

Chart

Charter Large Company Stock Index Fund -- Annual Total Return
   1998    28.28%
   1999    20.66
   2000    -9.24

During the periods shown in the bar chart above, the highest quarterly return for the Charter Large Company Stock Index Fund was 21.31% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.03% (for the quarter ended September 30, 1998).

Charter Large Company Stock Index Fund
Average Annual Total Returns
for the periods ended December 31, 2000
(commenced operations July 1, 1997)
                                        Past 1 year  Life of Fund

Charter Large Company Stock Index Fund   -9.24%         13.30%
S&P 500                                  -9.11%         13.54%

Chart

Core Plus Fixed Income Fund -- Annual Total Return
2000  9.93%

During the period shown in the bar chart above, the highest quarterly return for the Core Plus Fixed Income Fund (Institutional Class) was 0.00% (for the quarter ended DATE) and the lowest quarterly return was 0.00% (for the quarter ended
DATE).

Core Plus Fixed Income Fund (Institutional Class)
Average Annual Total Returns
for the periods ended December 31, 2000
(commenced operations 12/31/99)
                                         Past 1 year  Life of Fund
Core Plus Fixed Income Fund                9.93%        9.93%
Lehman Brothers Aggregate Bond Index      11.63%       11.63%

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder Fees (All Funds)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)   None
Maximum deferred sales charge (load)  None
Redemption fee (as a percentage of amount redeemed)  None
Exchange fee  None
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

                                                             Charter    Charter
                                                              Large      Large
                                     Charter                 Company    Company
                                      Money       Charter     Stock      Stock
                                      Market     Balanced     Growth     Value
                                       Fund        Fund        Fund      Fund
Management Fees                      0.35%        0.75%        0.80%      0.75%
Distribution & Service
(12b-1) Fees                          None         None         None      None
Other Expenses                       0.12%        0.99%        0.97%      0.81%
Total Annual Fund
Operating Expenses                   0.47%        1.74%        1.77%      1.56%
Waiver of
Fund Expenses1                      -0.02%       -0.94%       -0.97%     -0.76%
Total Actual Fund
Operating Expenses                   0.45%        0.80%        0.80%      0.80%

                          Charter   Charter   Charter
                           Large     Small     Small
                          Company   Company   Company   Charter   Core Plus
                           Stock     Stock     Stock    Foreign     Fixed
                           Index     Growth    Value     Stock      Income
                            Fund      Fund      Fund      Fund       Fund
Management Fees              0.25%     1.00%     1.00%     1.00%       0.60%
Distribution & Service
(12b-1) Fees                  None      None      None      None      None
Other Expenses               0.13%     0.75%     0.98%     1.61%       0.23%
Total Annual Fund
Operating Expenses           0.38%     1.75%     1.98%     2.61%       0.83%
Waiver of Fund Expenses1    -0.13%    -0.70%    -0.93%    -1.56%      -0.38%
Total Actual Fund
Operating Expenses           0.25%     1.05%     1.05%     1.05%       0.45%

1TimesSquare has contractually agreed, until April 30, 2002, to waive management fees and reimburse the funds if and to the extent total fund operating expenses exceed the following percentages of average daily net assets for each fund:

Charter Money Market Fund                0.45%
Charter Balanced Fund                    0.80%
Charter Large Company Stock Growth Fund  0.80%
Charter Large Company Stock Value Fund   0.80%
Charter Large Company Stock Index Fund   0.25%
Charter Small Company Stock Growth Fund  1.05%
Charter Small Company Stock Value Fund   1.05%
Charter Foreign Stock Fund               1.05%
Core Plus Fixed Income Fund              0.45%
Reimbursement arrangements can decrease a fund's expenses and boost its performance.

TimesSquare retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

Example

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that:

 .  You invest $10,000 in the fund for the time periods indicated;

 .  Your investment has a 5% return each year; and

 . Each fund's operating expenses reflect contractual expense limitations only for the first year. After the first year, the example does not take into con-sideration TimesSquare's agreement to reduce fund expenses, and assumes that a fund's operating expenses remain the same in each year of the applicable period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 year  3 years  5 years   10 years
Charter Money

Market Fund                 $  46    $ 149   $   261    $   589
Charter Balanced Fund       $  82    $ 459   $   869    $ 2,055
Charter Large Company
Stock Growth Fund           $  82    $ 466   $   883    $ 2,089
Charter Large Company
Stock Value Fund            $  82    $ 420   $   788    $ 1,851
Charter Large Company
Stock Index Fund            $  26    $ 109   $   200    $   470
Charter Small Company
Stock Growth Fund           $ 107    $ 485   $   893    $ 2,064
Charter Small Company
Stock Value Fund            $ 107    $ 535   $   997    $ 2,322
Charter Foreign
Stock Fund                  $ 107    $ 671   $ 1,280    $ 3,026
Core Plus
Fixed Income Fund           $  46    $ 227   $   425    $ 1,005
Investment Information

Objectives, Strategies and Related Risks Charter Money Market Fund

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The fund invests in U.S. dollar denominated short-term high quality money market instruments. The fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

The fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The fund classifies captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation.

In addition, the fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

Investment Policies

The fund may follow operational policies that are more restrictive than the investment limitations as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

The fund is not intended for investors seeking capital appreciation. Investment professionals generally consider money market funds conservative and safe investments. However, as with all types of securities investing, invest-ments in the fund are not guaranteed and do present risk of loss. The fund will not reimburse you for any losses.

In addition to the risks discussed in the Fund Summary, the fund is subject to:
 . Manager risk, which is the chance that poor security selection will cause the fund to underperform other money market funds.

 . Investment style risk, which is the risk that returns from short-term, high-quality money market instruments will trail returns from other asset classes.

Charter Balanced Fund

The fund strives for reasonably consistent total returns over "up" and "down" market cycles.

The fund may invest:
     . in equity securities which usually pay dividends and are traded on a national securities exchange, although the fund may also invest in securities traded on foreign stock exchanges or on the over-the-counter market;

     .  in investment-grade corporate debt obligations;

     .  in obligations of the U.S. Government and its agencies; and

     .  up to 25% of total assets in foreign equity and debt securities.

With respect to the fund's investments in common stocks, the fund focuses on stocks with a yield higher than the overall equity market. This may result in the fund purchasing the stocks of smaller companies. The market risk for investments in smaller companies is higher than for larger companies. Stock prices for smaller companies may change more, and more quickly, over short time periods.

The domestic income securities the fund will acquire will be obligations of the U.S. government and its agencies, and corporate bonds rated in one of the four highest ratings of corporate obligations by Moody's Investor Services, Inc. or Standard & Poor's or, if not rated, in the money manager's opinion, having similar investment characteristics to those in the top four ratings. Typically, these income securities will have long or intermediate-term maturities.

In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:
 . Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

 . Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 . Investment style risk, which is the risk that returns from value stocks and government and investment grade bonds in which the fund invests will trail returns from other asset classes or the overall stock market.

 . Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Charter Large Company
Stock Growth Fund

The fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The money manager seeks to maximize long-term capital appreciation by investing primarily in the equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

The fund is predominantly invested in equity securities traded on U.S. exchanges or over the counter. These include U.S. common stock, securities convertible into common stock, rights, warrants and preferred stock.

Normally, up to 15% of fund assets may be held in cash or cash equivalents.

Up to 25% of fund assets may be invested in foreign securities and American and Global Depositary Receipts. Typically, such holdings represent less than 5% of the portfolio.

In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:

 . Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 . Investment style risk, which is the risk that returns from large capitalization growth-oriented equity securities will trail returns from other asset classes or the overall stock market.

 . Risks associated with investing in foreign countries, such as economic, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic securities only.

 . Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Charter Large Company Stock Value Fund

The fund's primary strategy is to invest mainly in common stocks of established, large U.S. companies. Stocks are generally purchased when the money manager deems them undervalued relative to their present and/or future value and after the stocks have declined from recent highs. The money manager purchases stocks it believes have potential for long-term capital appreciation. The fund may also invest in securities that are convertible to common stocks.

The money manager selects stocks with one or more of the following attributes: a strong proprietary product or service; a low share price in relation to cash flow or asset values; a new product or development or some other unique situation that offers attractive prospects for long-term returns and limited risk.

The fund normally invests:

     . 80% to 100% of assets in large capitalization equity securities, with an emphasis on New York Stock Exchange issues.

     .  Up to 15% of assets in cash and cash equivalents.

     . Up to 15% of fund assets in convertible securities. These securities are purchased as a means of managing the risk inherent in the underlying common stocks.

Although the fund does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities.

Typically, the fund holds between 45 and 70 securities, which may include American Depository Receipts.

Generally, the fund does not invest more than 5% of total assets in any single investment.

In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:

 . Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 . Investment style risk, which is the risk that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market.

Charter Large Company Stock Index Fund

The objective of the fund is long-term growth of capital by investing principally in common stocks of companies in the S&P 500. Under normal conditions, the fund will invest at least 80% of its total assets in equity securities of companies which compose the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the Index has a unique weighting, depending on the number of shares outstanding and its current prices. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the Index is designed to capture the returns of many different sectors of the U.S. economy.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the

S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by the portfolio manager.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing. in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the records or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/ OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TIMESSQUARE, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO

THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition to the risks discussed in the Fund Summary, the fund is also subject to investment style risk, which is the risk that returns from an index fund investing in the S&P 500 Index will trail returns from other asset classes or the overall stock market.

Charter Small Company Stock Growth Fund

The fund seeks long-term capital appreciation by investing primarily in the common and preferred stock of U.S. companies with market capitalizations, at time of purchase, of between $30 million and $2 billion. Focus is placed on growing companies involved in new product development and technological breakthroughs.

TimesSquare Capital Management, Inc.:

 . Evaluates all sectors of the stock market to find companies that show growth, consistent earnings, proprietary products and services and minimal institutional ownership.

 . Looks for stocks that have the potential for price appreciation of 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

 . May also invest in American Depository Receipts listed and traded on a registered U.S. stock exchange.

 . Builds diversification into the fund through the use of sector and security weighting limitations. Generally, the fund will not invest more than 5% of assets in any one security.

 .  May invest up to 10% of fund assets in cash and cash equivalents.

In addition to the risks discussed in Fund Summary, the fund is also subject to:

 . Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 . Investment style risk, which is the risk that returns from small capitalization growth stocks will trail returns from other asset classes or the overall stock market.

Charter Small Company Stock Value Fund

The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The money manager generally looks for companies with:

 . A low price relative to their assets, earnings, cash flow or business franchise.

 .  Products and services that give them a competitive advantage.

 .  Quality balance sheets and strong management.

In determining the strength of a company's balance sheet, the sub-adviser will consider factors such as debt to equity ratios and the nature and quality of a company's assets.

The money manager's philosophy is to weigh a security's downside risk before considering its upside potential. While the fund's investment objective is long-term capital appreciation, this philosophy may help provide an element of capital preservation.

The fund is invested primarily in the common stock of small companies with market capitalizations at the time of initial purchase of less than $1 billion; however, up to 20% of fund assets may be invested in the stock of companies with market capitalizations between $1 billion and $3 billion. Emphasis at the time of initial purchase will be given to those firms whose market capitalizations are less than $800 million. Permitted investments also include preferred and convertible stock and American Depository

Receipts and stock of foreign issuers listed and traded on registered U.S. stock exchanges. The fund will typically be comprised of 55 to 66 holdings. Up to 15% of the fund's holdings may be in cash and cash equivalents.

In addition to the risks discussed in the Fund Summary, the fund is also subject to:

 . Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 . Investment style risk, which is the risk that returns from small capitalization value stocks will trail returns from other asset classes or the overall stock market.

Charter Foreign Stock Fund

The money manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the money manager then selects individual companies it believes are best positioned to take advantage of opportunities presented by these themes.

In purchasing securities for the fund, the money manager generally looks for companies with:

 . Securities that it believes are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors.

 . Business operations that it believes to be in predominantly well-regulated and more stable foreign markets.

 . Substantial size and liquidity, strong balance sheets, proven management and diversified earnings. The money manager focuses the fund's investments on mid-sized to large capitalization companies.

The fund will typically be comprised of 70 to 100 holdings.

Up to 10% of the fund's assets may be held in cash or cash equivalents. Cash equivalents may be dollar or non-dollar denominated.

The fund may invest in forward foreign currency contracts to hedge currency risks. Normally, the fund will invest no more than 25% of its assets in these contracts. See "Derivative Strategies" on page 33.

In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:

 . Investments in securities of companies located outside of the U.S. can be more volatile than investments in U.S. companies. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets may have less trading volume and less liquidity than U.S. markets. Foreign companies generally are not subject to uniform accounting and financial reporting standards like those in the U.S. Transaction costs are generally higher than those in the U.S. Custodial expenses for foreign securities may be greater than those for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although a portion of these taxes may be recoverable, the taxes will reduce the income received by the fund in such countries.

 . Investments in emerging markets countries can be considered speculative and may offer higher potential for gains and losses than investments in developed markets of the world. With respect to emerging markets countries, the risks associated with foreign investing are greater. The economies of emerging market countries generally are heavily dependent on international trade and may be adversely affected by trade barriers, exchange or currency controls, managed adjustments in currency values and other measures imposed or negotiated by the countries with which they trade. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers in emerging market countries maybe more precarious than in other countries. There is usually more price volatility in emerging markets countries, which may be magnified by currency fluctuations.

 . Investment style risk, which is the risk that returns from foreign stocks will trail returns from other asset classes or the overall stock market. Foreign stocks may not move in concert with the U.S. markets.

 . Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

Core Plus Fixed Income Fund Strategy/Philosophy

TimesSquare's fixed income investment philosophy is based on our belief that market inefficiencies exist due to varying investor objectives and time horizons. The fund capitalizes on market inefficiencies by identifying market cycles, making tactical and decisive sector allocations, and selecting securities through a disciplined process.

The Core Plus Fixed Income Fund will invest in a broad array of fixed income sectors including government and agency securities, corporate bonds, and securitized bonds such as mortgage backed and asset backed securities, and may also invest in other instruments such as convertible bonds and preferred stock. Many types of debt securities, including mortgage-backed and asset-backed securities, carry prepayment risk, which is the risk that the issuer of the security repays principal prior to a security's maturity. When interest rates decline, borrowers may pay off their obligations sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

The Core Plus Fixed Income Fund invests primarily in investment grade bonds, which include obligations of the U.S. government and its agencies, and corporate bonds rated Baa3 or higher by Moody's Investors Service or BBB- or higher by Standard & Poor's or, if not rated, in TimesSquare's opinion, having similar investment characteristics to bonds rated Baa3 or BBB- or higher. The Core Plus Fixed Income Fund may invest up to 25% of its assets in below investment grade securities.

The fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Investing in derivatives carries the risk that the fund could lose more than the principal amount invested in the derivative instrument. Derivatives are subject to a number of risks, such as interest rate, credit and liquidity risk, which is the risk that a particular investment may be difficult to purchase or sell. They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, currency or index.

Decision-Making Process Investment decisions for the fund follow a three-stage process.

First, the portfolio managers and the strategy team identify key global and macroeconomic themes they anticipate will drive the fixed income markets. For example, the team analyzes liquidity trends, monetary and fiscal policy, capital flows, business cycles, and global indicators such as yield curves and currency dynamics.

Next, the market themes are translated into portfolio strategies and sector allocations that are designed to add value and diversify risk. Various strategies are analyzed and the investment team selects the appropriate allocation within the risk/reward tolerances for the fund.

Finally, sector specialists buy or sell securities to implement the sector allocations. The specific investment choices are based on fundamental industry analysis (such as company business prospects, earnings, credit risk and evaluation of management), independent research, and assessment of credit spreads, liquidity and risk associated with ratings changes.

In addition to the risks discussed in the Fund Summary and in the discussion above, the fund is also subject to the following risks:

 . Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

 . Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 . Investment style risk, which is the risk that returns from investment grade and below investment-grade fixed income securities will trail returns from other asset classes or the overall securities markets.

 . Sector allocation risk, which is the risk that returns from certain sectors of fixed income securities will trail the returns from other sectors.

 . Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Other Investment Information Common Policies Applicable To All Funds Derivative Strategies

The funds (except for the Money Market Fund) may use derivatives such as forward foreign currency contracts, swaps, futures contracts and options to try to reduce risk or for speculative purposes to increase return consistent with each particular fund's overall investment objective and policies. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a foreign currency or a market index (such as the S&P 500). All of the funds (except the Money Market Fund and the Large Company Stock Index Fund) may hedge currency risk (risk associated with rises in the value of the U.S. dollar versus foreign currencies) through the use of forward foreign currency contracts and options. Funds may also use futures contracts and options to hedge price risk (risk associated with price changes in current or intended investments in securities) of fund holdings, to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in securities, and to reduce fund transaction costs by buying futures instead of actual securities when futures are favorably priced.

There is no guarantee that the funds' derivative strategies will work, or that a fund may not lose money as a result of using these strategies. A fund may lose more than the principal amount invested in a derivative instrument. Derivatives are subject to a number of risks, such as the risk that the derivative instrument may be difficult to purchase or sell, and that it might not correlate perfectly with the underlying asset, rate, index or currency.

Temporary, Defensive Positions

The funds (except for the Money Market Fund) may from time to time take temporary defensive positions that are inconsistent with their principal investment strategies by investing up to 100% of their respective assets in cash, short- and medium-term fixed income securities, and in the Money Market Fund (as described in the next paragraph) in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective. The Large Company Stock Index Fund will take temporary defensive positions only in extraordinary circumstances.

Short-Term Investments

The funds (except the Money Market Fund) may, pursuant to an order obtained by CIGNA Funds Group from the Securities and Exchange Commission, invest their cash balances that have not been invested in portfolio securities in the Money Market Fund. To avoid double advisory fees, TimesSquare will waive or credit its advisory fee for each fund investing in the Money Market Fund by the amount of the advisory fee incurred by the fund in connection with its investment in the Money Market Fund.

Portfolio turnover

Consistent with its investment policies, a fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% per year) will cause a fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Changes in Policies

The funds' Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

Management Of the Funds

The investment adviser to the funds is TimesSquare Capital Management, Inc. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. As of December 31, 2000, TimesSquare managed assets of approximately $TK billion. TimesSquare's address is Four Times Square, 25th Floor, New York, NY 10036.

TimesSquare determines what investments shall be purchased, held, sold or exchanged by the Money Market Fund, the Core Plus Fixed Income Fund, the Small Company Stock Growth Fund and the Large Company Stock Index Fund.

The Balanced Fund and the Large Company Stock Growth, Large Company Stock Value, Small Company Stock Value and Foreign Stock Funds (the "Sub-Advised Equity Funds") use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, sold or exchanged for its particular fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all of the funds. TimesSquare has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Sub-Advisers

TimesSquare hires investment sub-advisers who independently manage the investment operations of the Balanced Fund and the Sub-Advised Equity Funds and determine what investments those funds will purchase and sell. These sub-advisers, and the funds they manage, are:

Charter Balanced Fund

INVESCO, Inc., One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309 managed approximately $TK billion of assets as of December 31, 2000 on behalf of tax-exempt accounts (such as pension and profit-sharing funds for corporations and state and local governments) and investment companies.

Charter Large Company Stock Growth Fund

Morgan Stanley Dean Witter Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2000, MSDW Investment Management, together with its affiliated institutional asset management companies, managed assets of approximately $TK billion, including assets under fiduciary advice.

Charter Large Company Stock Value Fund

John A. Levin & Co, One Rockefeller Plaza, 19th Floor, New York, New York 10020, is an advisory firm founded in 1982. As of December 31, 2000, Levin managed approximately $TK billion in assets.

Charter Small Company Stock Value Fund

Berger LLC, 210 University Boulevard, Suite 900, Denver, Colorado 80206 serves as investment adviser, sub-adviser, administrator or sub-administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for over 20 years. As of December 31, 2000, Berger LLC managed approximately $TK billion in assets. Berger LLC has in turn hired Perkins, Wolf, McDonnell & Company ("PWM"), 53 West Jackson Boulevard, Suite 818, Chicago, Illinois, 60604 to manage the investment operation of the fund. PWM also sub-advises the Berger Small Cap Value Fund. As of December 31, 2000, PWM managed approximately $TK billion in assets.

Charter Foreign Stock Fund

Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), 20 Horseneck Lane, Greenwich, CT 06830 (North American office); 26 Fitzwilliam Place, Dublin 2, Ireland (Ireland office). BIAM serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. As of December 31, 2000, BIAM managed approximately $TK billion in assets.

As full compensation for the investment management and all other services rendered by TimesSquare, the funds pay TimesSquare based on a percentage of each fund's average net assets, as follows:

Fund  Advisory Fee Rate
Charter Money Market Fund                   0.35%
Charter Balanced Fund                       0.75%
Charter Large Company Stock Growth Fund     0.80%
Charter Large Company Stock Value Fund      0.75%
Charter Large Company Stock Index Fund      0.25%
Charter Small Company Stock Growth Fund     1.00%
Charter Small Company Stock Value Fund      1.00%
Charter Foreign Stock Fund                  1.00%
Core Plus Fixed Income Fund                 0.60%
TimesSquare (not the funds) pays each sub-adviser its respective sub-advisory fee.

The funds received an exemptive order from the Securities and Exchange Commission that permits the funds, without prior approval from shareholders, to change the terms of an advisory agreement with a sub-adviser or hire a new sub-adviser, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Any significant change in a fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the funds' overall investment adviser, TimesSquare may provide investment advisory services to each fund at any time.

Portfolio Managers

These are the individuals primarily responsible for management of the funds. They have had this responsibility since inception of each of their respective funds.

Charter Balanced Fund

Edward C. Mitchell Jr., James O. Baker, Margaret W. Durkes Hoogs and David S. Griffin. They also manage the INVESCO Total Return Fund. Mr. Mitchell, CFA, Vice President of INVESCO, Inc. has managed the INVESCO Total Return Fund since its inception in 1987. Mr. Mitchell, who began his investment career in 1969, received his B.A. from the University of Virginia and his M.B.A. from the

University of Colorado. He is also a Chartered Investment Counselor. Mr. Baker, CFA, is a Vice President and Portfolio Manager of INVESCO. He has been portfolio manager of the INVESCO Total Return Fund since 1997, and a portfolio manager with INVESCO since 1992. An investment professional since 1977, he holds a B.A. from Mercer University. Ms. Hoogs, CFA, is a Portfolio Manager of INVESCO. She has been assistant portfolio manager of the INVESCO Total Return Fund since 1997. From 1993 to 1999, she was an assistant portfolio manager with INVESCO. She earned a B.A. from the Colorado College. Mr. Griffin, CFA, is a Vice President and Portfolio Manager with INVESCO. He has been assistant portfolio manager of the INVESCO Total Return Fund since 1993. An investment professional since 1983, he received his B.A. from Ohio Wesleyan University and his M.B.A. from the College of William and Mary.

Charter Large Company Stock Growth Fund

Philip W. Friedman and William S. Auslander. Philip W. Friedman is a Managing Director of MSDW Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and is head of the Institutional Equity Group of MSDW Investment Management. Prior to joining MSDW Investment Management in 1997, he was the North American Director of Equity Research at Morgan Stanley. From 1990 to 1995, he was a member of Morgan Stanley's Equity Research team. Mr. Friedman received a B.A. from Rutgers University in Economics and a Masters of Management from the J.L. Kellogg School of Management at Northwestern University. William
S. Auslander is a Principal of MSDW Investment Management and Morgan Stanley and a Portfolio Manager in the Institutional Equity Group. He joined MSDW Investment Management in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining MSDW Investment Management, he worked at Icahn & Co. for nine years as an equity analyst. He received a B.A. in Economics from the University of Wisconsin at Madison and an M.B.A. from Columbia University.

Charter Large Company Stock Value Fund

Daniel Theriault and John A. Levin. Mr. Theriault is a senior portfolio manager of John A. Levin & Co., Inc. and has served in that capacity since 1997. From 1995 to 1997, Mr. Theriault was employed by T. Rowe Price Associates and served as President and portfolio manager of T. Rowe Price Financial Services Fund. From 1994 to 1995, he was employed as a securities analyst by the predecessor of John A. Levin & Co., Inc. Mr. Levin is chairman and chief executive officer of John A. Levin & Co., Inc. A securities analyst, he has been in the investment industry since 1964. He holds B.S. and L.L.B. degrees from Yale University.

Charter Small Company Stock Growth Fund

Grant R. Babyak and Yvette C. Bockstein. Mr. Babyak and Ms. Bockstein are Managing Directors of TimesSquare. Previously, they were Senior Vice Presidents of Fiduciary Trust Company International. An investment professional since 1988, Mr. Babyak is responsible for managing institutional portfolios in the small capitalization sector. Mr. Babyak received a B.A. from Yale University and an M.B.A. from New York University-Stern School of Business. Ms. Bockstein is responsible for managing institutional and individual portfolios. Ms. Bockstein holds a B.A. from UCLA and a Certificate en Sciences Economiques from the Universite de Bruxelles.

Charter Small Company Stock Value Fund

Robert H. Perkins. In addition to managing the Charter Small Company Stock Value Fund, Mr. Perkins has managed the Berger Small Cap Value Fund (formerly the Omni Investment Fund) since 1985. Mr. Perkins has been employed by Perkins, Wolf, McDonnell & Company (PWM) since 1980 and owns 49% of its outstanding common stock. He also serves as president and a director of PWM.

Charter Foreign Stock Fund

All investment decisions are made by a team of Bank of Ireland Asset Management (U.S.) Ltd. Investment professionals.

Core Plus Fixed Income Fund

Robert J. Moore, Robert W. Justich, Ira Edelblum and Kevin Barry.

Robert J. Moore. Mr. Moore is President of TimesSquare. He previously had been co-head of global fixed income at Credit Suisse Asset Management where he oversaw the U.S. fixed income team and chaired its sector allocation committees. Prior to joining Credit Suisse in 1987, he was head of a fixed income sales research group at Salomon Brothers. Mr. Moore holds a B.S. in Finance from Lehigh University and is a member of the Advisory Council for the Lehigh University Business School.

Robert W. Justich. Mr. Justich is Managing Director and senior member of the Global Fixed Income portfolio management team of TimesSquare. Previously, Mr. Justich was a Managing Director at Credit Suisse Asset Management, where he led the organization's global fixed income credit function and was directly responsible for approximately $6 billion in fixed income assets. Prior to joining Credit Suisse in 1995, he spent seven years as Director, Corporate Bond Trading at Merrill Lynch, focusing on credit research and leading the development of Merrill's first proprietary corporate bond trading desk. Mr. Justich holds a B.A. degree and M.B.A. in Finance from Rutgers University.

Ira Edelblum. Mr. Edelblum is Managing Director and Core Fixed Income Portfolio Manager of TimesSquare. Previously, Mr. Edelblum was with Credit Suisse Asset Management where he was a portfolio manager specializing in corporate bonds. Mr. Edelblum is a graduate of the State University of New York (Albany) and holds an M.B.A. from New York University.

Kevin D. Barry, CFA. Mr. Barry is Managing Director and Core Fixed Income Portfolio Manager of TimesSquare. His responsibilities include managing public mortgage and asset-backed securities. Previously, Mr. Barry was with 1838 Investment Advisers. Mr. Barry received his bachelor's degree in Finance, Summa Cum Laude, from LaSalle College in 1981.

Messrs. Moore, Justich and Edelblum joined TimesSquare in 1999. Mr. Barry joined TimesSquare in 1997.

Performance of the Funds' Money Managers

The following tables reflect past investment performance of composites of portfolios managed by the funds' money managers. Each composite includes all discretionary, fee-paying accounts and mutual funds managed by the respective fund's money manager, all of which have substantially similar investment objectives, policies and strategies as the corresponding Charter Fund. The tables show the average annualized total returns for the one-, three-, five- and ten-year (or life of the composite, if shorter) periods ended December 31, 2000. The composite performance information data is provided to illustrate the past performance of the money managers in managing substantially similar accounts as measured against specified market indices and does not represent the past performance of the Charter Funds. These performance figures are based on the actual investment performance of the composites, net of all fees and expenses (except that for private accounts custodial fees were not included in the calculations) and any applicable sales loads, or are based on performance net of the highest fees and expenses charged to any account in the composite. Fund advisory fees and other expenses generally are higher than the fees on the accounts included in the composites. Therefore, fund returns will generally be lower than composite returns. Investors should not consider this performance data as fund performance, or an indication of future performance of the funds.

Balanced Composite
Corresponding Fund:                                                   Charter Balanced Fund
Money Manager:                                                        INVESCO, Inc.
Composite Inception:                                                  January 1, 1990
Number of Accounts in Composite on December 31, 2000:                 6
Size of Composite on December 31, 2000:                               $96 million
                                                                      1 year     3 years     5 years     10 years
Composite                                                             -5.20%       6.35%      11.05%      13.65%
Charter Balanced Fund1                                                 3.77%
S&P 500 Index2                                                        -9.12%      12.25%      18.32%      17.45%
Lehman Government/
Corporate Bond Index3                                                 11.85%       6.21%       6.23%       8.00%
60% S&P 500 Index,
40% Lehman Gov/Corp
Bond Index                                                            -1.01%      10.36%      13.76%      13.83%

Large Company Stock Growth Composite
Corresponding Fund:                                                   Charter Large Company Stock Growth Fund
Money Manager:                                                        Morgan Stanley Dean Witter
Investment Management Inc.
Composite Inception:                                                  December 21, 1984
Number of Accounts in Composite on December 31, 2000:                 29
Size of Composite on December 31, 2000:                               $4.58 billion
                                                                      1 year     3years      5 years     10 years
Composite                                                             -10.99%     14.55%      20.98%      18.33%
Charter Large Company
Stock Growth Fund1                                                    -12.80%
S&P 500 Index2                                                        -9.12%      12.25%      18.32%      17.45%

Large Company Stock Value Composite
Corresponding Fund:    Charter Large Company Stock Value Fund
Money Manager:         John A. Levin & Co.
Composite Inception:   September 30, 1986
Number of Accounts
in Composite on
December 31, 2000:      295
Size of Composite on
December 31, 2000:      $4.34 billion
                        1 year       3 years    5 years   10 years
Composite               15.94%       16.61%     18.97%     18.21%
Charter Large Company
Stock Value Fund1       14.03%
Russell 1000 Value
Index4                   7.01%        9.93%     16.91%     17.37%
S&P 500 Index2          -9.12%       12.25%     18.32%     17.45%

Small Company Stock Value Composite
Corresponding Fund:     Charter Small Company Stock Value Fund
Money Manager:          Berger LLC
Composite Inception:    January 1, 1998
Number of Accounts
in Composite on
December 31, 2000:      2
Size of Composite on
December 31, 2000:      $575 million
                                                            Since
                                  1 year       3 years     Inception
Composite5                        27.67%        15.45%       15.45%
Charter Small Company
Stock Value Fund1                 29.22%
Russell 2000 Value Index6         22.83%         4.22%        4.22%

Foreign Stock Composite
Corresponding Fund:          Charter Foreign Stock Fund
Money Manager:               Bank of Ireland Asset Management (U.S.) Limited
Composite Inception:         January 1, 1990
Number of Accounts
in Composite on
December 31, 2000:           94
Size of Composite on
December 31, 2000:           $21.74 billion
                           1 year    3 years    5 years    10 years
Composite7                 -8.00%     12.08%     10.74%     13.89%
Charter Foreign
Stock Fund1                -3.84%
Morgan Stanley Capital
International Europe,
Australia and Far East
Index8                    -13.96%      9.64%      7.43%      8.56%


All composite performance information assumes reinvestment of all net investment income.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The private accounts that are included in the composites are not subject to the same types of expenses to which the funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Charter Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of these accounts. Consequently, if the private accounts included in the composites had been regulated as mutual funds under the federal securities and tax laws, the composites' performance results may have been lower than what is shown above. In addition, the funds generally experience cash flows that are different than the private accounts and this may also cause the performance of a fund to be lower than that of its corresponding composite.

Performance data for registered investment companies included in the composites were calculated in accordance with standards prescribed by the Securities and Exchange Commission for calculation of average annual total return. Private account performance calculations have been prepared in conformance with methodology approved by the Association for Investment Management and Research ("AIMR"), an organization of investment professionals. AIMR did not prepare or review the composite performance calculations. Except for the Small Company Stock Value Composite, all performance information has been provided by the money managers and has not been audited or verified by TimesSquare or the Charter Funds.

The investment results of the composites presented above are not intended to predict or suggest the returns that might be experienced by the corresponding Charter Fund or an individual investor in a Charter Fund.

1 Unannualized. Performance shown is for the fund's institutional class. The Charter Balanced, Large Company Stock Growth, Large Company Stock Value and Small Company Stock Value Funds commenced operations January 20, 2000. The Charter Foreign Stock Fund commenced operations January 24, 2000. Each of these Charter Funds was added to its respective composite effective February 1, 2000.

2 S&P 500 Index (registered trademark of Standard & Poor's Corp.): An unmanaged index of 500 common stocks, weighted by market capitalization, representing approximately 75% of NYSE (New York Stock Exchange) capitalization and 30% of NYSE issues. Index performance includes the reinvestment of dividends and capital gains.

3 Lehman Government/Corporate Bond Index: An index considered indicative of the broad domestic fixed-income market.

4 Russell 1000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of the companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index.

5 The Small Company Stock Value Composite consists of Connecticut General Life Insurance Company Separate Account BSC and the Charter Small Company Stock Value Fund. As of December 31, 2000, Separate Account BSC had assets of $561 million. Insurance company contract-related expenses were not included in the calculations of the Small Company Stock Value Composite.

6 Russell 2000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

7 The composite for the period since January 1, 1998 is comprised of all U.S. dollar denominated fully discretionary international accounts managed by the money manager. For the period January 1, 1990 to December 31, 1997, the composite is comprised of all U.S., and Canada-based, fully discretionary international accounts managed by the money manager.

8 Morgan Stanley Capital International EAFE Index: Measures the performance for a diverse range of global stock markets within Europe, Australia and the Far East.

Performance of the Charter Small Company Stock Growth Fund's Portfolio Managers, Yvette Bockstein and Grant Babyak

The following table reflects past investment performance of Connecticut General Life Insurance Company Charter Small Company Growth Separate Account (the "Sepa-rate Account"), a pooled account managed by Yvette Bockstein and Grant Babyak, the portfolio managers primarily responsible for the day-to-day management of the Charter Small Company Stock Growth Fund. The Separate Account has substantially similar investment objectives, policies and strategies as the Charter Small Company Stock Growth Fund. The Separate Account commenced operations December 5, 1997. Ms. Bockstein and Mr. Babyak managed the Separate Account while they were employed by Fiduciary Trust Company, the former investment adviser for the Separate Account, from commencement of operations of the Separate Account through September 6, 2000. Effective September 7, 2000, Ms. Bockstein and Mr. Babyak joined TimesSquare Capital Management and continued management of the Separate Account. As is the case with the Charter Small Company Stock Growth Fund, Ms. Bockstein and Mr. Babyak were (and continue to be) primarily responsible for management of the Separate Account, and no other person had a significant role in achieving the performance described. As of December 31, 2000, the Separate account had assets of $961 million.

This investment performance information data is provided to illustrate the past performance of Ms. Bockstein and Mr. Babyak in managing a substantially similar account as measured against the Russell 2000 Index and does not represent the past performance of the Charter Small Company Stock Growth Fund. These performance figures are based on the actual investment performance of the Separate Account, net of the highest management fees charged to any investor in the Separate Account, brokerage commissions and custody fees. Insurance company contract related expenses were not included in the calculations. Advisory fees and other expenses for the Charter Small Company Stock Growth Fund are higher than the Separate Account fees. Therefore, returns of the

Charter Small Company Stock Growth Fund will generally be lower than returns of the Separate Account. Investors should not consider this performance data as performance of the Charter Small Company Stock Growth Fund, or an indication of future performance of the fund.

Chart

Average Annual Total Returns
Periods Ending December 31, 2000
                                               Since
                         1 year    3 years   Inception
Separate Account          9.05%     23.19%     23.19%
Charter Small Company
Stock Growth Fund1       11.51%
Russell 2000 Index2      -3.02%      4.65%      4.65%

1 Unannualized. Performance shown is for the fund's institutional class. The Charter Small Company Stock Growth Fund commenced operations January 20, 2000.

2 Russell 2000(R) Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents about eight percent of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization. Separate Account performance information assumes reinvestment of all dividends and other earnings.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The Separate Account is not subject to the same types of expenses to which the fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of the Separate Account. Consequently, if the Separate Account had been regulated as a mutual fund under the federal securities and tax laws, the Separate Account's performance results may have been lower than what is shown above. In addition, the fund generally experiences cash flows that are different than the Separate Account and this may also cause the performance of the fund to be lower than that of the Separate Account.

The investment results of the Separate Account presented above are not intended to predict or suggest the returns that might be experienced by the Charter Small Company Stock Growth Fund or an individual investor in the fund.

Pricing of Shares

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and for the Money Market Fund on Good Friday if banks are open.

The funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair values. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

Valuation of Money Market Fund Investments

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and

Exchange Commission. Using the amortized cost valuation method allows the fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

Purchase and Redemption of Shares

General Information

The funds presently offer various methods of purchasing shares (institutional class, premier class and retail class), enabling the funds to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale.

The differences in the fee structures among classes are the result of their separate fee arrangements for record keeping and distribution services. Different fees and expenses will affect performance.

Institutional Class Shares

The institutional class does not impose any distribution or service fees, and is generally offered to institutional investors such as employer-sponsored retirement or savings plans that maintain an omnibus or pooled account with one or more funds. The institutional class does not provide individualized record keeping services for beneficial shareholders such as retirement plan participants.

How to Purchase Shares

Shares of each fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the net asset value per share of each class of each fund next determined after we receive your purchase order (see "Pricing of Shares"). The funds do not issue share certificates.

Eligible Purchasers

Retirement and Savings Plans and Plan Participants

One or more of the funds may be available as investment options in employer-sponsored or other types of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a Charter Fund or another series of CIGNA Funds Group as an investment option.

Institutional Investors

Institutional investors investing in the institutional class of the funds (other than retirement or savings plan participants) should call CIGNA Funds Services at 1.800.528.6718 to place orders. Purchase orders are priced as of the close of business on the day the order is received by CIGNA Funds Services, provided it receives the order by 4:00 p.m. Eastern Time.

Institutional class shares are available to:

 . Separate accounts of Connecticut General Life Insurance Company ("CG Life") or other insurance companies that are offered to qualified employer-sponsored retirement plans, and to other employer-sponsored plans. To be eligible for the institutional class, the employer's plans must invest over $100 million in CIGNA Funds Group and other CIGNA managed assets, with record keeping provided by CG Life or an affiliate. For the purpose of determining the amount of CIGNA managed assets, life insurance and annuity products offered by CG Life or an affiliate may be included. CIGNA managed assets do not include investments in separate accounts that purchase mutual fund shares other than CIGNA Funds Group. Also, these plans are eligible to purchase institutional class shares if the plan sponsor confirms a good faith expectation that investments in CIGNA managed assets by the sponsor and its plans will attain $100 million (using the higher of purchase price or current market value) within one year of initial purchase and if the plan sponsor agrees that institutional class shares may be redeemed and administrative class shares purchased if that level is not attained.

 . Other institutional investors investing over $25 million ($5 million for the Core Plus Fixed Income Fund) in the specific series of CIGNA Funds Group in which the investor wishes to invest and who do not receive record keeping services from CG Life or an affiliate.

 .  Subsidiaries and affiliates of CIGNA Corporation.

In addition to the asset requirements described above, financial intermediaries or plan record keepers, including CG Life and other CIGNA affiliates, may require retirement plans to meet certain additional requirements, such as allocation of plan assets or a minimum level of assets per participant, in order to purchase shares of any class of the funds. Such intermediaries or record keepers may also require plans to pay additional charges for services provided.

Maintenance of Class Eligibility

In the event an investor does not maintain the minimum investment amounts for the institutional class, (as a result of shareholder redemption, not loss in market value of fund shares) the funds may redeem the investor's shares and purchase shares of the appropriate class of the same funds. This transfer will have tax consequences unless the shares are owned in a tax-advantaged retirement account.

Additional Information

Each fund reserves the right to limit purchases of shares, may refuse to sell shares (including purchases by exchange) of a fund to any person, may waive or lower investment minimums or otherwise modify the conditions of purchase, and may act on instructions believed to be genuine, if in the judgment of fund management it is in the best interest of the fund.

Each fund may convert from a portfolio directly holding investment securities to a "feeder" fund of a "master" fund having substantially the same objectives, policies and strategies as described in this prospectus if the Board of Trustees of the funds determines it is in the best interests of the fund and its shareholders to do so. If this were to happen, each fund would seek to achieve its investment objective by owning shares of a corresponding master fund, which in turn would own the types of securities and employ the types of policies and strategies described in this prospectus.

HOW TO REDEEM SHARES

Retirement and Savings Plan Participants
Plan participants should contact their plan administrator for information on how to redeem fund shares.

Institutional Investors

Institutional investors in the institutional class (other than retirement or savings plan participants) should call CIGNA Funds Services at 1.800.528.6718. Shares will be redeemed at the net asset value next determined after CIGNA Funds Services receives the redemption request.

Further Redemption Information

Redemptions from the funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The funds may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

Each of the funds reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission may permit.

If the sale of fund shares you make during a 90-day period reach the lesser of $250,000 or 1% of fund assets, we can give you liquid securities from the fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

How to Exchange Shares

If you want to switch your investment from one fund to another, you can exchange your fund shares for shares of the same class of another fund at the respective net asset values of the funds involved.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Retirement or savings plans may allow participants to exchange monies from one investment option to another. Plan participants should check with their employer or plan administrator for details on the rules governing exchanges in their plan. Exchanges are accepted by the funds only as permitted by the applicable retirement or savings plan. Participants' plan administrators or employers can explain how frequently exchanges are allowed.

Telephone Services

If you are a retirement or savings plan participant and have questions or want information about your plan account, contact your plan administrator. Institutional investors in the institutional class should call
1.800.528.6718.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund declares dividends daily and distributes dividends monthly. The other funds declare and distributes income dividends monthly and capital gain dividends, if any, annually. The other funds declare and distribute income and capital gain dividends, if any, annually.

All distributions will be automatically reinvested for you in shares of the fund making the distribution at the net asset value determined on the record date.

Tax Matters

Tax Effects of Distributions and Transactions

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of income and short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains. The rates that you will pay on any capital gains distributions will depend on how long a fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, even though your dividends will be reinvested into the fund issuing the dividend.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, so a sale of shares of this fund generally will not result in a gain or loss.

Financial Highlights

The financial highlights tables are intended to help you understand the funds' financial performance for the past five years, or life of the fund, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the annual report which is available upon request.

Charter Large Company Stock Index Fund
(f/k/a S&P 500 Index Fund)
     Institutional Class
     Years Ended December 31,
     1999  1998  1997*
Per Share
Operating Performance:
Net asset value, beginning of period
Income from investment operations
Net investment income
Net realized and unrealized gain on securities
Total from investment operations
Less distributions:
Dividends from net investment income
Distributions from capital gains
Total distributions
Net asset value, end of period
Total Returna
Ratios to Average Net Assets
Net expenses
Net investment income
Fees and expenses waived or borne by the Adviser
Portfolio turnover
Net assets, end of period
(000 omitted)
  aHad the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
 *For the period July 1, 1997 to December 31, 1997.
**Not annualized.
 +Annualized.

Charter Money Market Fund
     Retail Class      Institutional Class
     1999*  1999  1998  1997  1996  1995
Per Share Operating Performance:
Net asset value, beginning of period
Income from investment operations
Net investment income
Total from investment operations
Less distributions:
Dividends from net investment income
Distributions from capital gains
Total distributions  -
Net asset value, end of period
Total Returna
Ratios to Average Net Assets
Net expenses
Net investment income
Fees and expenses waived or borne by the Adviser
Net assets, end of period (000 omitted)
aHad the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced. *For the period April 29, 1999 (commencement of operations) to
December 31, 1999. **Not annualized.  +Annualized.

For More Information
For investors who want more information about the funds the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:

     CIGNA Financial Services
     P.O. Box 150476
     Hartford, CT 06115-0476
     Telephone: 1.888.CIGNA.FS (244.6237)

Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.
CIGNA FUNDS GROUP
Charter Fundssm Institutional Class
(Investment Company Act File No. 811-1646)

Cigna Funds Group
Charter Funds(SM)
Premier Class
Charter Money Market Fund
Charter Balanced Fund
Charter Large Company Stock Growth Fund
Charter Large Company Stock Value Fund
Charter Large Company Stock Index Fund
Charter Small Company Stock Growth Fund
Charter Small Company Stock Value Fund
Charter Foreign Stock Fund
Core Plus Fixed Income Fund
Prospectus May 1, 2001

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Introduction

Charter Fundssm and the Core Plus Fixed Income Fund are series of CIGNA Funds Group, a family of mutual funds. Each series, or portfolio, has its own investment strategy and risk/return profile. This prospectus describes the retail class of each fund.

Table of Contents
Fund Summary                                     1
Bar Charts and Performance Tables               13
Fees and Expenses of the Funds                  17
Investment Information                          19
Other Investment Information: Common Policies   34
Management of the Funds                         36
Performance of the Funds' Money Managers        43
Pricing of Shares                               43
Purchase and Redemption of Shares               44
Tax Matters                                     50
Financial Highlights                            51
For More Information                    back cover

Fund Summary
Charter Money Market Fund

Money Manager: TimesSquare Capital Management, Inc. ("TimesSquare")

Investment Objective

To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. Principal Investment Strategies The fund invests exclusively in U.S. dollar denominated high-quality short-term money market instruments. Principal risks of investing in the Fund A major change in interest rates or a default on the fund's investments could cause you to lose money. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Charter Balanced Fund Money Manager: INVESCO, Inc. ("INVESCO")

Investment Objective

Seeks a high total return through capital appreciation and current income. Principal Investment Strategies The fund strives for reasonably consistent total returns over a variety of market cycles by investing in a combination of equity securities (primarily common stocks, and to a lesser extent, securities convertible into common stocks), and fixed income securities.

At least 30% of fund assets is invested in each of the following:

         .   equities

         .   fixed and variable income securities

Up to 40% of fund assets is allocated among equities and debt securities according to INVESCO's assessment of business, economic and market conditions. The money manager analyzes the return available from stocks and bonds in deciding how to invest the fund's assets. By investing in both types of securities, the fund attempts to cushion against sharp price movements in both equity and debt securities.

In selecting common stocks for the fund, the money manager generally chooses stocks with a yield higher than the overall equity market. The fund uses a value-based strategy, focusing on a company's dividend history and current financial situation.

The income securities the fund will invest in primarily will include obligations of the U.S. government and its agencies and investment grade corporate bonds. The fund may invest up to 25% of its assets in foreign equity and debt securities. Generally, the foreign debt securities the fund will invest in will be dollar denominated bonds issued by foreign governments. Principal risks of investing in the Fund This fund's principal risk factor is market risk -- that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in a fund's portfolio may decline in value more than the overall securities market.

Market risk associated with equity securities such as common stocks is related to stock market movements.

In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

A value stock may never reach what the money manager believes is its full value, or may even go down in price. In the long run, the fund may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk. The amount of income you receive from the fund will also fluctuate.

Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

There are additional risks with investing in foreign countries, specifically economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic equity and fixed income securities only.

Since INVESCO has discretion to allocate the amounts of equity and debt securities held in the fund, there is an additional risk that the portfolio of the fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Large Company Stock Growth Fund

Money Manager: Morgan Stanley
Dean Witter Investment Management Inc. ("MSDW Investment Management")

Investment Objective
Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. The universe of eligible companies in which the fund invests generally includes those with market capitalizations of $1 billion or more. The fund emphasizes securities that, in the money manager's opinion, have the potential to rise in price rather than pay out income.

The money manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The fund focuses on companies with consistent or rising earnings growth records and compelling business strategies. MSDW Investment Management studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the money manager closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The fund considers selling securities of issuers that no longer meet MSDW Investment Management's criteria. The money manager emphasizes individual security selection and may focus the fund's holdings within the limits permissible for a diversified fund.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, the fund's market sector, large-capitalization growth-oriented equity securities, may perform less well than other sectors. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Large Company Stock Value Fund
Money Manager: John A. Levin & Co. ("Levin")

Investment Objective

Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in common stocks of established, large U.S. companies with a market capitalization above $5 billion. Generally, Levin purchases stocks when it deems them undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs. Often, at the time of purchase, the stocks are out of favor with the investment community. The fund follows a "bottom up" research approach, and focuses on identifying common stocks whose market price is below what it believes is their present or future value.

The fund will generally sell a security when a fundamental weakness or the money manager's anticipation of fundamental weakness or some other negative factor causes the security to fail to meet the fund's expectations, or the security rises in price to a level that the money manager believes is its fair value.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock-market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. A value stock may never reach what the money manager believes is its full value, or may even go down in price.

In the long run, the fund may produce more modest returns than riskier stock funds. You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Large Company Stock Index Fund
Money Manager: TimesSquare Capital Management, Inc.

Investment Objective

To achieve long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks.

Principal Investment Strategies

The fund attempts to replicate the composition and total return, reduced by fund expenses, of the S&P 500.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk, which is the possibility that common stock prices will decline, sometimes substantially, over short or extended periods. The stock market tends to be cyclical, with periods when stock prices generally decline.

The fund is subject to tracking risk, which is the risk that the fund's returns will be less than the returns of the S&P 500.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Small Company Stock Growth Fund
Money Manager: TimesSquare Capital Management, Inc.

Investment Objective

Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in the common and preferred stocks of U.S. companies with market capitalizations between $30 million and $2 billion. The fund focuses on growing companies involved in new product development and technological breakthroughs.

TimesSquare:

 .    Looks across all sectors of the stock market to find companies that meet the fund's investment criteria -- including strong, sustainable unit growth, consistent earnings, proprietary products and services and minimal institutional ownership.

 .    Looks for stocks that have the potential for price appreciation of 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

 .    Will generally sell a security when it no longer meets the fund's investment criteria, when it believes the company issuing the security is unable to sustain a competitive advantage, or the security is overvalued.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. Also, because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Small Company Stock Value Fund
Money Manager: Berger LLC/Perkins, Wolf,

McDonnell & Company Investment Objective

Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in common stocks of small U.S. companies with market capitalizations at the time of initial purchase of less than $1 billion whose stock prices are believed to be undervalued. The fund will emphasize companies that have market capitalizations of less than $800 million at time of initial purchase.

The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The fund generally looks for companies with:

 .    A low price relative to their assets, earnings, cash flow or business franchise;

 .    Products and services that give them a competitive advantage; and

 .    Strong balance sheets and strong management.

The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, a value stock may never reach what the money manager believes is its full value, or may even go down in price.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management ora limited trading market for their stocks.

As a result of its principal investment strategies, the fund's investments are often focused in a small number of business sectors. This carries the risk associated with the performance of those sectors, which may fluctuate and reduce the investment's value. In addition, the fund may invest in certain securities with unique risks, such as special situations, an example of which is a company that is about to undergo a structural, financial or management change which may significantly affect the value of its securities.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Foreign Stock Fund
Money Manager: Bank of Ireland Asset
Management (U.S.) Limited ("BIAM")

Investment Objective

Seeks long-term capital appreciation.

Principal Investment Strategies

The fund invests primarily in common stocks of well-established companies located outside the U.S. The fund considers a company to be located outside the U.S. if:

 .    It is organized under the laws of another country;

 .    The principal trading market for the company's securities is in another country; or

 .    The company derives at least 50% of its revenues or profits from operations in another country or has at least 50% of its assets in another country.

The fund emphasizes medium to large market capitalization companies that the money manager believes are best positioned to take advantage of global change. Normally, the fund will invest exclusively in companies with market capitalizations over $1 billion which are located outside the U.S. The fund emphasizes companies operating in predominantly well-regulated and more stable foreign markets. The fund will typically hold stocks from 70 to 100 issuers. BIAM focuses on companies with equity securities (primarily common stock) it considers fundamentally undervalued relative to their long-term prospective earnings growth rate, their historic valuation levels and their competitors. The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.

Normally, up to 15% of fund assets may be invested in companies located in emerging markets. Emerging market countries are countries that are included in the Morgan Stanley Capital International Emerging Markets Index.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. There are additional risks with investing in foreign countries, especially in developing countries -- specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a domestic stock fund.

Investing in emerging market countries poses risks in addition to those of investing in developed foreign markets. Emerging markets may be more likely to experience volatility than more developed countries. The fund is subject to currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund. You can lose money by investing in the fund. The fund may not achieve its investment objective.

Core Plus Fixed Income Fund
Money Manager: TimesSquare Capital Management, Inc.
Investment Objective Seeks a high level of total return.

Principal Investment Strategies

The fund invests primarily in fixed income securities that, at the time of purchase, are rated investment grade by either Moody's Investors Service or Standard & Poor's or a similar rating agency or, if unrated, are judged by TimesSquare to be of comparable quality. Normally, the fund will invest at least 75% of its assets in these securities.

While seeking high total return, TimesSquare will also seek to maintain an average portfolio yield consistent with the Lehman Brothers Aggregate Bond Index. TimesSquare will seek capital appreciation by identifying securities (primarily fixed income securities) through its sector allocation and security selection process which, in its opinion, may increase in value. The fund may invest up to 25% of its assets in high-yield, below-investment-grade bonds. These securities are commonly called "junk bonds." The fund typically will not purchase a security that is in default at the time of purchase.

Up to 20% of fund assets may be invested in foreign debt securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation. When purchasing or selling securities, TimesSquare will analyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.

TimesSquare may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2001, the duration of the index was TKTK years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk.

Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer durations.

The fund is also subject to credit risk, or risk associated with the credit quality of the issuer. Compared to higher-quality debt securities, below-investment-grade bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of below-investment-grade bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell. These risks are greater for securities in default.

There are additional risks with investing in foreign countries, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Bar Charts and Performance Tables

The bar charts and tables shown on pages 14 and 15 provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over a 10-year period, or life of the fund, whichever is shorter.

The tables show how the average annual returns of the funds' shares, for one, five and 10 years (or life of the fund, whichever is shorter) compare to those of a broad measure of market performance.

The bar charts and tables show performance of the funds' institutional class, because the premier class of the funds did not commence operations until January 21, 2000. The returns for the premier class will be lower than the institutional class returns shown in the bar charts and tables, due to higher expenses of the premier class.

A fund's past performance does not necessarily indicate how the fund will perform in the future.

There are bar charts and tables only for the Charter Money Market Fund, the Charter Large Company Stock Index Fund, and the Core Plus Fixed Income Fund, since the other funds offered by this prospectus did not commence operations until after January 1, 2000.

Charter Money Market Fund (Institutional Class)--Annual Total Return
1991     5.75%
1992     3.36
1993     2.39
1994     3.43
1995     5.33
1996     4.91
1997     5.27
1998     5.18
1999     4.87
2000     6.12

     During the period shown in the bar chart above, the highest quarterly return for the Charter Money Market Fund was 1.65% (for the quarter ended March 30, 1991) and the lowest quarterly return was 0.55% (for the quarter ended December 31, 1993).

     Charter Money Market Fund (Institutional Class)
     Average Annual Total Returns
     for the periods ended December 31, 2000


                                    Past     Past     Past
                                    1 year   5 years  10 years

     Charter Money Market Fund       6.12%    5.27%    4.65%
     3-Month U.S. Treasury Bills     5.96%    5.25%    4.86%

     The Charter Money Market Fund's seven-day annualized yield as of December 31, 2000 was 6.08%.

     Charter Large Company Stock Index Fund
     (Institutional Class) -- Annual Total Return

     1998     28.28%
     1999     20.66
     2000     -9.24

During the periods shown in the bar chart above, the highest quarterly return for the Charter Large Company Stock Index Fund was 21.31% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.03% (for the quarter ended September 30, 1998).

Charter Large Company Stock Index Fund (Institutional Class) Average Annual Total Returns for the periods ended December 31, 2000
(commenced operations July 1, 1997)

                                        Past 1 year    Life of Fund

Charter Large Company Stock Index Fund     -9.24%         13.30%

S&P 500                                    -9.11%         13.54%

Core Plus Fixed Income Fund
(Institutional Class) -- Annual Total Return

2000     9.93%

During the period shown in the bar chart above, the highest quarterly return for the Core Plus Fixed Income Fund (Institutional Class) was 3.53% (for the quarter ended December 31, 2000) and the lowest quarterly return was 1.30% (for the quarter ended June 30, 2000).

Core Plus Fixed Income Fund (Institutional Class)
Average Annual Total Returns
for the periods ended December 31, 2000
(commenced operations 12/31/99)

                                             Past 1 year       Life of Fund

Core Plus Fixed Income Fund                    9.93%              9.93%

Lehman Brothers Aggregate Bond Index          11.63%             11.63%

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.
Shareholder Fees (All Funds)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price) None
Maximum deferred sales charge (load) None
Redemption fee (as a percentage of amount redeemed) None
Exchange fee None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                           Charter  Charter
                                           Large    Large
                         Charter           Company  Company
                         Money    Charter  Stock    Stock
                         Market   Balanced Growth   Value
                         Fund     Fund     Fund     Fund

Management Fees          0.35%    0.75%    0.80%    0.75%
Distribution & Service
(12b-1) Fees             None     None     None     None
Other Expenses           0.36%    1.19%    1.18%    1.01%
Total Annual Fund
Operating Expenses       0.71%    1.94%    1.98%    1.76%
Waiver of
Fund Expenses1          -0.01%   -0.94%   -0.98%   -0.76%
Total Actual Fund
Operating Expenses       0.70%    1.00%    1.00%    1.00%

                         Charter  Charter  Charter
                         Large    Small    Small
                         Company  Company  Company  Charter Core Plus
                         Stock    Stock    Stock    Foreign Fixed
                         Index    Growth   Value    Stock   Income
                         Fund     Fund     Fund     Fund    Fund

Management Fees          0.25%    1.00%    1.00%   1.00%    0.60%
Distribution & Service
(12b-1) Fees             None     None     None    None     0.15%
Other Expenses           0.32%    1.06%    1.18%   1.87%    0.47%
Total Annual Fund
Operating Expenses       0.57%    2.06%   2.18%    2.87%    1.22%
Waiver of
Fund Expenses1          -0.22%   -0.81%   -0.93%  -1.62%   -0.37%
Total Actual Fund
Operating Expenses       0.35%    1.25%   1.25%    1.25%    0.85%

1TimesSquare has contractually agreed, until April 30, 2002, to waive management fees and reimburse the funds if and to the extent total fund operating expenses exceed the following percentages of average daily net assets for each fund:

Charter Money Market Fund                   0.70%
Charter Balanced Fund                       1.00%
Charter Large Company Stock Growth Fund     1.00%
Charter Large Company Stock Value Fund      1.00%
Charter Large Company Stock Index Fund      0.35%
Charter Small Company Stock Growth Fund     1.25%
Charter Small Company Stock Value Fund      1.25%
Charter Foreign Stock Fund                  1.25%
Core Plus Fixed Income Fund                 0.85%

Reimbursement arrangements can decrease a fund's expenses and boost its performance.

TimesSquare retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

Example

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that:

 .    You invest $10,000 in the fund for the time periods indicated;
 .    Your investment has a 5% return each year; and
 .    Each fund's operating expenses reflect contractual expense limitations only for the first year. After the first year, the example does not take into con-sideration TimesSquare's agreement to reduce fund expenses, and assumes that a fund's operating expenses remain the same in each year of the applicable period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                         1 year     3 years    5 years   10 years
Charter Money
Market Fund               $  72      $ 226     $   394    $   882
Charter Balanced Fund     $ 102      $ 522     $   976    $ 2,280
Charter Large Company
Stock Growth Fund         $ 102      $ 530     $   994    $ 2,325
Charter Large Company
Stock Value Fund          $ 102      $ 483     $   895    $ 2,078
Charter Large Company
Stock Index Fund          $  36      $ 161     $   298    $   699
Charter Small Company
Stock Growth Fund         $ 127      $ 571     $ 1,048    $ 2,408
Charter Small Company
Stock Value Fund          $ 127      $ 597     $ 1,102    $ 2,541
Charter Foreign
Stock Fund                $ 127      $ 745     $ 1,411    $ 3,305
Core Plus
Fixed Income Fund         $  87      $ 352     $   639    $ 1,468

Investment Information Objectives, Strategies and Related Risks Charter Money Market Fund

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The fund invests in U.S. dollar denominated short-term high quality money market instruments. The fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

The fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The fund classifies captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation.

In addition, the fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

Investment Policies

The fund may follow operational policies that are more restrictive than the investment limitations as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar- weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7. Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

The fund is not intended for investors seeking capital appreciation. Investment professionals generally consider money market funds conservative and safe investments. However, as with all types of securities investing, invest-ments in the fund are not guaranteed and do present risk of loss. The fund will not reimburse you for any losses.

In addition to the risks discussed in the Fund Summary, the fund is subject to:

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other money market funds.

 .    Investment style risk, which is the risk that returns from short-term, high-quality money market instruments will trail returns from other asset classes.

Charter Balanced Fund

The fund strives for reasonably consistent total returns over "up" and "down" market cycles.

The fund may invest:

     .    in equity securities which usually pay dividends and are traded on a national securities exchange, although the fund may also invest in securities traded on foreign stock exchanges or on the over-the-counter market;

     .    in investment-grade corporate debt obligations;

     .    in obligations of the U.S. Government and its agencies; and

     .    up to 25% of total assets in foreign equity and debt securities.

With respect to the fund's investments in common stocks, the fund focuses on stocks with a yield higher than the overall equity market. This may result in the fund purchasing the stocks of smaller companies. The market risk for investments in smaller companies is higher than for larger companies. Stock prices for smaller companies may change more, and more quickly, over short time periods.

The domestic income securities the fund will acquire will be obligations of the U.S. government and its agencies, and corporate bonds rated in one of the four highest ratings of corporate obligations by Moody's Investor Services, Inc. or Standard & Poor's or, if not rated, in the money manager's opinion, having similar investment characteristics to those in the top four ratings. Typically, these income securities will have long or intermediate-term maturities.

In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:

 .    Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from value stocks and government and investment grade bonds in which the fund invests will trail returns from other asset classes or the overall stock market.

 .    Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Charter Large Company Stock Growth Fund

The fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The money manager seeks to maximize long-term capital appreciation by investing primarily in the equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

The fund is predominantly invested in equity securities traded on U.S. exchanges or over the counter. These include U.S. common stock, securities convertible into common stock, rights, warrants and preferred stock.

Normally, up to 15% of fund assets may be held in cash or cash equivalents.

Up to 25% of fund assets may be invested in foreign securities and American and Global Depositary Receipts. Typically, such holdings represent less than 5% of the portfolio.

In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from large capitalization growth-oriented equity securities will trail returns from other asset classes or the overall stock market.

 .    Risks associated with investing in foreign countries, such as economic, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic securities only.

 .    Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Charter Large Company Stock Value Fund

The fund's primary strategy is to invest mainly in common stocks of established, large U.S. companies. Stocks are generally purchased when the money manager deems them undervalued relative to their present and/or future value and after the stocks have declined from recent highs. The money manager purchases stocks it believes have potential for long-term capital appreciation. The fund may also invest in securities that are convertible to common stocks.

The money manager selects stocks with one or more of the following attributes: a strong proprietary product or service; a low share price in relation to cash flow or asset values; a new product or development or some other unique situation that offers attractive prospects for long-term returns and limited risk.

The fund normally invests:

     .    80% to 100% of assets in large capitalization equity securities, with an emphasis on New York Stock Exchange issues.

     .    Up to 15% of assets in cash and cash equivalents.

     .    Up to 15% of fund assets in convertible securities. These securities are purchased as a means of managing the risk inherent in the underlying common stocks.

Although the fund does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities. Typically, the fund holds between 45 and 70 securities, which may include American Depository Receipts.

Generally, the fund does not invest more than 5% of total assets in any single investment. In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market.

Charter Large Company Stock Index Fund

The objective of the fund is long-term growth of capital by investing principally in common stocks of companies in the S&P 500. Under normal conditions, the fund will invest at least 80% of its total assets in equity securities of companies which compose the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the Index has a unique weighting, depending on the number of shares outstanding and its current prices. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the Index is designed to capture the returns of many different sectors of the U.S. economy.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the

S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares.

The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by the portfolio manager.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing. in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the records or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/ OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TIMESSQUARE, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO

THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition to the risks discussed in the Fund Summary, the fund is also subject to investment style risk, which is the risk that returns from an index fund investing in the S&P 500 Index will trail returns from other asset classes or the overall stock market.

Charter Small Company Stock Growth Fund

The fund seeks long-term capital appreciation by investing primarily in the common and preferred stock of U.S. companies with market capitalizations, at time of purchase, of between $30 million and $2 billion. Focus is placed on growing companies involved in new product development and technological breakthroughs.

TimesSquare Capital Management, Inc.:

 .    Evaluates all sectors of the stock market to find companies that show growth, consistent earnings, proprietary products and services and minimal institutional ownership.

 .    Looks for stocks that have the potential for price appreciation of 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

 .    May also invest in American Depository Receipts listed and traded on a registered U.S. stock exchange.

 .    Builds diversification into the fund through the use of sector and security weighting limitations. Generally, the fund will not invest more than 5% of assets in any one security.

 .    May invest up to 10% of fund assets in cash and cash equivalents.

In addition to the risks discussed in Fund Summary, the fund is also subject to:

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from small capitalization growth stocks will trail returns from other asset classes or the overall stock market .

Charter Small Company
Stock Value Fund

The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The money manager generally looks for companies with:

 .    A low price relative to their assets, earnings, cash flow or business franchise.

 .    Products and services that give them a competitive advantage.

 .    Quality balance sheets and strong management.

In determining the strength of a company's balance sheet, the sub-adviser will consider factors such as debt to equity ratios and the nature and quality of a company's assets.

The money manager's philosophy is to weigh a security's downside risk before considering its upside potential. While the fund's investment objective is long-term capital appreciation, this philosophy may help provide an element of capital preservation. The fund is invested primarily in the common stock of small companies with market capitalizations at the time of initial purchase of less than $1 billion; however, up to 20% of fund assets may be invested in the stock of companies with market capitalizations between $1 billion and $3 billion. Emphasis at the time of initial purchase will be given to those firms whose market capitalizations are less than $800 million. Permitted investments also include preferred and convertible stock and American Depository

Receipts and stock of foreign issuers listed and traded on registered U.S. stock exchanges. The fund will typically be comprised of 55 to 66 holdings. Up to 15% of the fund's holdings may be in cash and cash equivalents. In addition to the risks discussed in the Fund Summary, the fund is also subject to:

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from small capitalization value stocks will trail returns from other asset classes or the overall stock market.

Charter Foreign Stock Fund

The money manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the money manager then selects individual companies it believes are best positioned to take advantage of opportunities presented by these themes.

In purchasing securities for the fund, the money manager generally looks for companies with:

 .    Securities that it believes are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors.

 .    Business operations that it believes to be in predominantly well-regulated and more stable foreign markets.

 .    Substantial size and liquidity, strong balance sheets, proven management and diversified earnings. The money manager focuses the fund's investments on mid-sized to large capitalization companies.

The fund will typically be comprised of 70 to 100 holdings.

Up to 10% of the fund's assets may be held in cash or cash equivalents. Cash equivalents may be dollar or non-dollar denominated.

The fund may invest in forward foreign currency contracts to hedge currency risks. Normally, the fund will invest no more than 25% of its assets in these contracts. See "Derivative Strategies" on page 33.

In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:

 .    Investments in securities of companies located outside of the U.S. can be more volatile than investments in U.S. companies. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets may have less trading volume and less liquidity than U.S. markets. Foreign companies generally are not subject to uniform accounting and financial reporting standards like those in the U.S. Transaction costs are generally higher than those in the U.S. Custodial expenses for foreign securities may be greater than those for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although a portion of these taxes may be recoverable, the taxes will reduce the income received by the fund in such countries.

 .    Investments in emerging markets countries can be considered speculative and may offer higher potential for gains and losses than investments in developed markets of the world. With respect to emerging markets countries, the risks associated with foreign investing are greater. The economies of emerging market countries generally are heavily dependent on international trade and may be adversely affected by trade barriers, exchange or currency controls, managed adjustments in currency values and other measures imposed or negotiated by the countries with which they trade. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers in emerging market countries maybe more precarious than in other countries.
There is usually more price volatility in emerging markets countries, which may be magnified by currency fluctuations.

 .    Investment style risk, which is the risk that returns from foreign stocks will trail returns from other asset classes or the overall stock market. Foreign stocks may not move in concert with the U.S. markets.

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

Core Plus Fixed Income Fund Strategy/Philosophy

TimesSquare's fixed income investment philosophy is based on our belief that market inefficiencies exist due to varying investor objectives and time horizons. The fund capitalizes on market inefficiencies by identifying market cycles, making tactical and decisive sector allocations, and selecting securities through a disciplined process. The Core Plus Fixed Income Fund will invest in a broad array of fixed income sectors including government and agency securities, corporate bonds, and securitized bonds such as mortgage backed and asset backed securities, and may also invest in other instruments such as convertible bonds and preferred stock. Many types of debt securities, including mortgage-backed and asset-backed securities, carry prepayment risk, which is the risk that the issuer of the security repays principal prior to a security's maturity. When interest rates decline, borrowers may pay off their obligations sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

The Core Plus Fixed Income Fund invests primarily in investment grade bonds, which include obligations of the U.S. government and its agencies, and corporate bonds rated Baa3 or higher by Moody's Investors Service or BBB- or higher by Standard & Poor's or, if not rated, in TimesSquare's opinion, having similar investment characteristics to bonds rated Baa3 or BBB- or higher. The Core Plus Fixed Income Fund may invest up to 25% of its assets in below investment grade securities.

The fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Investing in derivatives carries the risk that the fund could lose more than the principal amount invested in the derivative instrument. Derivatives are subject to a number of risks, such as interest rate, credit and liquidity risk, which is the risk that a particular investment may be difficult to purchase or sell. They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, currency or index.

Decision-Making Process Investment decisions for the fund follow a three-stage process.

First, the portfolio managers and the strategy team identify key global and macroeconomic themes they anticipate will drive the fixed income markets. For example, the team analyzes liquidity trends, monetary and fiscal policy, capital flows, business cycles, and global indicators such as yield curves and currency dynamics. Next, the market themes are translated into portfolio strategies and sector allocations that are designed to add value and diversify risk. Various strategies are analyzed and the investment team selects the appropriate allocation within the risk/reward tolerances for the fund.

Finally, sector specialists buy or sell securities to implement the sector allocations. The specific investment choices are based on fundamental industry analysis (such as company business prospects, earnings, credit risk and evaluation of management), independent research, and assessment of credit spreads, liquidity and risk associated with ratings changes.

In addition to the risks discussed in the Fund Summary and in the discussion above, the fund is also subject to the following risks:

 .    Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from investment grade and below investment-grade fixed income securities will trail returns from other asset classes or the overall securities markets.

 .    Sector allocation risk, which is the risk that returns from certain sectors of fixed income securities will trail the returns from other sectors.

 .    Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Other Investment Information Common Policies Applicable To All Funds Derivative Strategies

The funds (except for the Money Market Fund) may use derivatives such as forward foreign currency contracts, swaps, futures contracts and options to try to reduce risk or for speculative purposes to increase return consistent with each particular fund's overall investment objective and policies. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a foreign currency or a market index (such as the S&P 500). All of the funds (except the Money Market Fund and the Large Company Stock Index Fund) may hedge currency risk (risk associated with rises in the value of the U.S. dollar versus foreign currencies) through the use of forward foreign currency contracts and options. Funds may also use futures contracts and options to hedge price risk (risk associated with price changes in current or intended investments in securities) of fund holdings, to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in securities, and to reduce fund transaction costs by buying futures instead of actual securities when futures are favorably priced.

There is no guarantee that the funds' derivative strategies will work, or that a fund may not lose money as a result of using these strategies. A fund may lose more than the principal amount invested in a derivative instrument. Derivatives are subject to a number of risks, such as the risk that the derivative instrument may be difficult to purchase or sell, and that it might not correlate perfectly with the underlying asset, rate, index or currency.

Temporary, Defensive Positions

The funds (except for the Money Market Fund) may from time to time take temporary defensive positions that are inconsistent with their principal investment strategies by investing up to 100% of their respective assets in cash, short- and medium-term fixed income securities, and in the Money Market Fund (as described in the next paragraph) in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective. The Large Company Stock Index Fund will take temporary defensive positions only in extraordinary circumstances.

Short-Term Investments

The funds (except the Money Market Fund) may, pursuant to an order obtained by CIGNA Funds Group from the Securities and Exchange Commission, invest their cash balances that have not been invested in portfolio securities in the Money Market Fund. To avoid double advisory fees, TimesSquare will waive or credit its advisory fee for each fund investing in the Money Market Fund by the amount of the advisory fee incurred by the fund in connection with its investment in the Money Market Fund.

Portfolio turnover

Consistent with its investment policies, a fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% per year) will cause a fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Changes in Policies

The funds' Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

Management Of the Funds

The investment adviser to the funds is TimesSquare Capital Management, Inc. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. As of December 31, 2000, TimesSquare managed assets of approximately $TK billion. TimesSquare's address is Four Times Square, 25th Floor, New York, NY 10036. TimesSquare determines what investments shall be purchased, held, sold or exchanged by the Money Market Fund, the Core Plus Fixed Income Fund, the Small Company Stock Growth Fund and the Large Company Stock Index Fund.

The Balanced Fund and the Large Company Stock Growth, Large Company Stock Value, Small Company Stock Value and Foreign Stock Funds (the "Sub-Advised Equity Funds") use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, sold or exchanged for its particular fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all of the funds. TimesSquare has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Sub-Advisers

TimesSquare hires investment sub-advisers who independently manage the investment operations of the Balanced Fund and the Sub-Advised Equity Funds and determine what investments those funds will purchase and sell. These sub-advisers, and the funds they manage, are:

Charter Balanced Fund

INVESCO, Inc., One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309 managed approximately $TK billion of assets as of December 31, 2000 on behalf of tax-exempt accounts (such as pension and profit-sharing funds for corporations and state and local governments) and investment companies.

Charter Large Company Stock Growth Fund

Morgan Stanley Dean Witter Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2000, MSDW Investment Management, together with its affiliated institutional asset management companies, managed assets of approximately $TK billion, including assets under fiduciary advice.

Charter Large Company Stock Value Fund

John A. Levin & Co, One Rockefeller Plaza, 19th Floor, New York, New York 10020, is an advisory firm founded in 1982. As of December 31, 2000, Levin managed approximately $TK billion in assets.

Charter Small Company Stock Value Fund

Berger LLC, 210 University Boulevard, Suite 900, Denver, Colorado 80206 serves as investment adviser, sub-adviser, administrator or sub-administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for over 20 years. As of December 31, 2000, Berger LLC managed approximately $TK billion in assets. Berger LLC has in turn hired Perkins, Wolf, McDonnell & Company ("PWM"), 53 West Jackson Boulevard, Suite 818, Chicago, Illinois, 60604 to manage the investment operation of the fund. PWM also sub-advises the Berger Small Cap Value Fund. As of December 31, 2000, PWM managed approximately $TK billion in assets.

Charter Foreign Stock Fund

Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), 20 Horseneck Lane, Greenwich, CT 06830 (North American office); 26 Fitzwilliam Place, Dublin 2, Ireland (Ireland office). BIAM serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. As of December 31, 2000, BIAM managed approximately $TK billion in assets.

As full compensation for the investment management and all other services rendered by TimesSquare, the funds pay TimesSquare based on a percentage of each fund's average net assets, as follows:

Fund Advisory Fee Rate
Charter Money Market Fund                    0.35%
Charter Balanced Fund                        0.75%
Charter Large Company Stock Growth Fund      0.80%
Charter Large Company Stock Value Fund       0.75%
Charter Large Company Stock Index Fund       0.25%
Charter Small Company Stock Growth Fund      1.00%
Charter Small Company Stock Value Fund       1.00%
Charter Foreign Stock Fund                   1.00%
Core Plus Fixed Income Fund                  0.60%

TimesSquare (not the funds) pays each sub-adviser its respective sub-advisory fee.

The funds received an exemptive order from the Securities and Exchange Commission that permits the funds, without prior approval from shareholders, to change the terms of an advisory agreement with a sub-adviser or hire a new sub-adviser, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Any significant change in a fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the funds' overall investment adviser, TimesSquare may provide investment advisory services to each fund at any time.

Portfolio Managers

These are the individuals primarily responsible for management of the funds. They have had this responsibility since inception of each of their respective funds.

Charter Balanced Fund

Edward C. Mitchell Jr., James O. Baker, Margaret W. Durkes Hoogs and David S. Griffin. They also manage the INVESCO Total Return Fund. Mr. Mitchell, CFA, Vice President of INVESCO, Inc. has managed the INVESCO Total Return Fund since its inception in 1987. Mr. Mitchell, who began his investment career in 1969, received his B.A. from the University of Virginia and his M.B.A. from the

University of Colorado. He is also a Chartered Investment Counselor. Mr. Baker, CFA, is a Vice President and Portfolio Manager of INVESCO. He has been portfolio manager of the INVESCO Total Return Fund since 1997, and a portfolio manager with INVESCO since 1992. An investment professional since 1977, he holds a B.A. from Mercer University. Ms. Hoogs, CFA, is a Portfolio Manager of INVESCO. She has been assistant portfolio manager of the INVESCO Total Return Fund since 1997. From 1993 to 1999, she was an assistant portfolio manager with INVESCO. She earned a B.A. from the Colorado College. Mr. Griffin, CFA, is a Vice President and Portfolio Manager with INVESCO. He has been assistant portfolio manager of the INVESCO Total Return Fund since 1993. An investment professional since 1983, he received his B.A. from Ohio Wesleyan University and his M.B.A. from the College of William and Mary.

Charter Large Company Stock Growth Fund

Philip W. Friedman and William S. Auslander. Philip W. Friedman is a Managing Director of MSDW Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and is head of the Institutional Equity Group of MSDW Investment Management. Prior to joining MSDW Investment Management in 1997, he was the North American Director of Equity Research at Morgan Stanley. From 1990 to 1995, he was a member of Morgan Stanley's Equity Research team. Mr. Friedman received a B.A. from Rutgers University in Economics and a Masters of Management from the J.L. Kellogg School of Management at Northwestern University. William
S. Auslander is a Principal of MSDW Investment Management and Morgan Stanley and a Portfolio Manager in the Institutional Equity Group. He joined MSDW Investment Management in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining MSDW Investment Management, he worked at Icahn & Co. for nine years as an equity analyst. He received a B.A. in Economics from the University of Wisconsin at Madison and an M.B.A. from Columbia University.

Charter Large Company Stock Value Fund

Daniel Theriault and John A. Levin. Mr. Theriault is a senior portfolio manager of John A. Levin & Co., Inc. and has served in that capacity since 1997. From 1995 to 1997, Mr. Theriault was employed by T. Rowe Price Associates and served as President and portfolio manager of T. Rowe Price Financial Services Fund. From 1994 to 1995, he was employed as a securities analyst by the predecessor of John A. Levin & Co., Inc. Mr. Levin is chairman and chief executive officer of John A. Levin & Co., Inc. A securities analyst, he has been in the investment industry since 1964. He holds B.S. and L.L.B. degrees from Yale University. Charter Small Company Stock Growth Fund Grant R. Babyak and Yvette C. Bockstein. Mr. Babyak and Ms. Bockstein are Managing Directors of TimesSquare. Previously, they were Senior Vice Presidents of Fiduciary Trust Company International. An investment professional since 1988, Mr. Babyak is responsible for managing institutional portfolios in the small capitalization sector. Mr. Babyak received a B.A. from Yale University and an M.B.A. from New York University-Stern School of Business. Ms. Bockstein is responsible for managing institutional and individual portfolios. Ms. Bockstein holds a B.A. from UCLA and a Certificate en Sciences Economiques from the Universite de Bruxelles.

Charter Small Company Stock Value Fund

Robert H. Perkins. In addition to managing the Charter Small Company Stock Value Fund, Mr. Perkins has managed the Berger Small Cap Value Fund (formerly the Omni Investment Fund) since 1985. Mr. Perkins has been employed by Perkins, Wolf, McDonnell & Company (PWM) since 1980 and owns 49% of its outstanding common stock. He also serves as president and a director of PWM.

Charter Foreign Stock Fund

All investment decisions are made by a team of Bank of Ireland Asset Management (U.S.) Ltd. Investment professionals.

Core Plus Fixed Income Fund

Robert J. Moore, Robert W. Justich, Ira Edelblum and Kevin Barry. Robert J. Moore. Mr. Moore is President of TimesSquare. He previously had been co-head of global fixed income at Credit Suisse Asset Management where he oversaw the U.S. fixed income team and chaired its sector allocation committees. Prior to joining Credit Suisse in 1987, he was head of a fixed income sales research group at Salomon Brothers. Mr. Moore holds a B.S. in Finance from Lehigh University and is a member of the Advisory Council for the Lehigh University Business School.

Robert W. Justich. Mr. Justich is Managing Director and senior member of the Global Fixed Income portfolio management team of TimesSquare. Previously, Mr. Justich was a Managing Director at Credit Suisse Asset Management, where he led the organization's global fixed income credit function and was directly responsible for approximately $6 billion in fixed income assets. Prior to joining Credit Suisse in 1995, he spent seven years as Director, Corporate Bond Trading at Merrill Lynch, focusing on credit research and leading the development of Merrill's first proprietary corporate bond trading desk. Mr. Justich holds a B.A. degree and M.B.A. in Finance from Rutgers University.

Ira Edelblum. Mr. Edelblum is Managing Director and Core Fixed Income Portfolio Manager of TimesSquare. Previously, Mr. Edelblum was with Credit Suisse Asset Management where he was a portfolio manager specializing in corporate bonds. Mr. Edelblum is a graduate of the State University of New York (Albany) and holds an M.B.A. from New York University.

Kevin D. Barry, CFA. Mr. Barry is Managing Director and Core Fixed Income Portfolio Manager of TimesSquare. His responsibilities include managing public mortgage and asset-backed securities. Previously, Mr. Barry was with 1838 Investment Advisers. Mr. Barry received his bachelor's degree in Finance, Summa Cum Laude, from LaSalle College in 1981.

Messrs. Moore, Justich and Edelblum joined TimesSquare in 1999. Mr. Barry joined TimesSquare in 1997.

Performance of the Funds' Money Managers

The following tables reflect past investment performance of composites of portfolios managed by the funds' money managers. Each composite includes all discretionary, fee-paying accounts and mutual funds managed by the respective fund's money manager, all of which have substantially similar investment objectives, policies and strategies as the corresponding Charter Fund. The tables show the average annualized total returns for the one-, three-, five- and ten-year (or life of the composite, if shorter) periods ended December 31, 2000. The composite performance information data is provided to illustrate the past performance of the money managers in managing substantially similar accounts as measured against specified market indices and does not represent the past performance of the Charter Funds. These performance figures are based on the actual investment performance of the composites, net of all fees and expenses (except that for private accounts custodial fees were not included in the calculations) and any applicable sales loads, or are based on performance net of the highest fees and expenses charged to any account in the composite. Fund advisory fees and other expenses generally are higher than the fees on the accounts included in the composites. Therefore, fund returns will generally be lower than composite returns. Investors should not consider this performance data as fund performance, or an indication of future performance of the funds.

Balanced Composite Corresponding Fund:  Charter Balanced Fund
Money Manager:       INVESCO, Inc.
Composite Inception: January 1, 1990
Number of Accounts in Composite on December 31, 2000:   6
Size of Composite on December 31, 2000:   $96 million

                            1 year  3 years  5 years  10 years

Composite                   -5.20%    6.35%    11.05%   13.65%
Charter Balanced Fund1       3.41%
S&P 500 Index2              -9.12%   12.25%    18.32%   17.45%
Lehman Government/
Corporate Bond Index3       11.85%    6.21%     6.23%    8.00%
60% S&P 500 Index,
40% Lehman Gov/Corp
Bond Index                  -1.01%   10.36%    13.76%   13.83%

Large Company Stock Growth Composite
Corresponding Fund:  Charter Large Company Stock Growth Fund
Money Manager:       Morgan Stanley Dean Witter
Investment Management Inc.

Composite Inception: December 21, 1984
Number of Accounts in Composite on December 31, 2000:   29
Size of Composite on December 31, 2000:   $4.58 billion

                            1 year  3 years  5 years  10 years

Composite                   -10.99%  14.55%   20.98%    18.33%
Charter Large Company
Stock Growth Fund1          -12.90%
S&P 500 Index2               -9.12%  12.25%   18.32%    17.45%

Large Company Stock Value Composite

Corresponding Fund:  Charter Large Company Stock Value Fund
Money Manager:       John A. Levin & Co.
Composite Inception: September 30, 1986
Number of Accounts in Composite on

December 31, 2000:   295
Size of Composite on December 31, 2000:   $4.34 billion

                               1 year   3 years  5 years  10 years

Composite                       15.94%    16.61%   18.97%   18.21%
Charter Large Company
Stock Value Fund1               13.78%
Russell 1000 Value Index4        7.01%    9.93%    16.91%   17.37%
S&P 500 Index2                  -9.12%   12.25%    18.32%   17.45%

Small Company Stock Value Composite
Corresponding Fund:  Charter Small Company Stock Value Fund
Money Manager:       Berger LLC
Composite Inception: January 1, 1998
Number of Accounts in Composite on December 31, 2000:   2
Size of Composite on December 31, 2000:   $575 million

                                                       Since
                                    1 year   3 years  Inception

Composite5                           27.67%   15.45%    15.45%
Charter Small Company
Stock Value Fund1                    28.96%
Russell 2000 Value Index6            22.83%    4.22%     4.22%

Foreign Stock Composite

Corresponding Fund:  Charter Foreign Stock Fund
Money Manager:       Bank of Ireland Asset Management (U.S.) Limited
Composite Inception: January 1, 1990
Number of Accounts in Composite on December 31, 2000:   94
Size of Composite on December 31, 2000:   $21.74 billion

                             1 year   3 years  5 years  10 years
Composite7                   -8.00%    12.08%   10.74%   13.89%
Charter Foreign
Stock Fund1                  -4.09%
Morgan Stanley Capital
International Europe,
Australia and Far East

Index8                      -13.96%     9.64%    7.43%    8.56%

All composite performance information assumes reinvestment of all net investment income.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.
The private accounts that are included in the composites are not subject to the same types of expenses to which the funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Charter Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of these accounts. Consequently, if the private accounts included in the composites had been regulated as mutual funds under the federal securities and tax laws, the composites' performance results may have been lower than what is shown above. In addition, the funds generally experience cash flows that are different than the private accounts and this may also cause the performance of a fund to be lower than that of its corresponding composite.

Performance data for registered investment companies included in the composites were calculated in accordance with standards prescribed by the Securities and Exchange Commission for calculation of average annual total return. Private account performance calculations have been prepared in conformance with methodology approved by the Association for Investment Management and Research ("AIMR"), an organization of investment professionals. AIMR did not prepare or review the composite performance calculations. Except for the Small Company Stock Value Composite, all performance information has been provided by the money managers and has not been audited or verified by TimesSquare or the Charter Funds.

The investment results of the composites presented above are not intended to predict or suggest the returns that might be experienced by the corresponding Charter Fund or an individual investor in a Charter Fund.

1 Unannualized. Performance shown is for the fund's premier class. The Charter Balanced, Large Company Stock Growth, Large Company Stock Value and Small Company Stock Value Funds commenced operations January 20, 2000. The Charter Foreign Stock Fund commenced operations January 24, 2000. Each of these Charter Funds was added to its respective composite effective February 1, 2000.

2 S&P 500 Index (registered trademark of Standard & Poor's Corp.): An unmanaged index of 500 common stocks, weighted by market capitalization, representing approximately 75% of NYSE (New York Stock Exchange) capitalization and 30% of NYSE issues. Index performance includes the reinvestment of dividends and capital gains.

3 Lehman Government/Corporate Bond Index: An index considered indicative of the broad domestic fixed-income market.

4 Russell 1000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of the companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index.

5 The Small Company Stock Value Composite consists of Connecticut General Life Insurance Company Separate Account BSC and the Charter Small Company Stock Value Fund. As of December 31, 2000, Separate Account BSC had assets of $561 million. Insurance company contract-related expenses were not included in the calculations of the Small Company Stock Value Composite.

6 Russell 2000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

7 The composite for the period since January 1, 1998 is comprised of all U.S. dollar denominated fully discretionary international accounts managed by the money manager. For the period January 1, 1990 to December 31, 1997, the composite is comprised of all U.S., and Canada-based, fully discretionary international accounts managed by the money manager.

8 Morgan Stanley Capital International EAFE Index: Measures the performance for a diverse range of global stock markets within Europe, Australia and the Far East.

Performance of the Charter Small Company Stock Growth Fund's Portfolio Managers, Yvette Bockstein and Grant Babyak

The following table reflects past investment performance of Connecticut General Life Insurance Company Charter Small Company Growth Separate Account (the "Sepa-rate Account"), a pooled account managed by Yvette Bockstein and Grant Babyak, the portfolio managers primarily responsible for the day-to-day management of the Charter Small Company Stock Growth Fund. The Separate Account has substantially similar investment objectives, policies and strategies as the Charter Small Company Stock Growth Fund. The Separate Account commenced operations December 5, 1997. Ms. Bockstein and Mr. Babyak managed the Separate Account while they were employed by Fiduciary Trust Company, the former investment adviser for the Separate Account, from commencement of operations of the Separate Account through September 6, 2000. Effective September 7, 2000, Ms. Bockstein and Mr. Babyak joined TimesSquare Capital Management and continued management of the Separate Account. As is the case with the Charter Small Company Stock Growth Fund, Ms. Bockstein and Mr. Babyak were (and continue to be) primarily responsible for management of the Separate Account, and no other person had a significant role in achieving the performance described. As of December 31, 2000, the Separate account had assets of $961 million.

This investment performance information data is provided to illustrate the past performance of Ms. Bockstein and Mr. Babyak in managing a substantially similar account as measured against the Russell 2000 Index and does not represent the past performance of the Charter Small Company Stock Growth Fund. These performance figures are based on the actual investment performance of the Separate Account, net of the highest management fees charged to any investor in the Separate Account, brokerage commissions and custody fees. Insurance company contract related expenses were not included in the calculations. Advisory fees and other expenses for the Charter Small Company Stock Growth Fund are higher than the Separate Account fees. Therefore, returns of the

Charter Small Company Stock Growth Fund will generally be lower than returns of the Separate Account. Investors should not consider this performance data as performance of the Charter Small Company Stock Growth Fund, or an indication of future performance of the fund.

Average Annual Total Returns
Periods Ending December 31, 2000
                                              Since
                          1 year   3 years   Inception

Separate Account           9.05%    23.19%    23.19%
Charter Small Company
Stock Growth Fund1        11.26%
Russell 2000 Index2       -3.02%     4.65%     4.65%

1 Unannualized. Performance shown is for the fund's premier class. The Charter Small Company Stock Growth Fund commenced operations January 20, 2000.

2 Russell 2000(R) Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents about eight percent of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization.

Separate Account performance information assumes reinvestment of all dividends and other earnings.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The Separate Account is not subject to the same types of expenses to which the fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of the Separate Account. Consequently, if the Separate Account had been regulated as a mutual fund under the federal securities and tax laws, the Separate Account's performance results may have been lower than what is shown above. In addition, the fund generally experiences cash flows that are different than the Separate Account and this may also cause the performance of the fund to be lower than that of the Separate Account.

The investment results of the Separate Account presented above are not intended to predict or suggest the returns that might be experienced by the Charter Small Company Stock Growth Fund or an individual investor in the fund.

Pricing of Shares

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and for the Money Market Fund on Good Friday if banks are open.

The funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair values. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

Valuation of Money Market Fund Investments

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

Purchase and Redemption of Shares

General Information

The funds presently offer various methods of purchasing shares (institutional class, premier class and retail class), enabling the funds to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale.

The differences in the fee structures among classes are the result of their separate fee arrangements for record keeping and distribution services. Different fees and expenses will affect performance. Premier Class Shares The premier class imposes a fee to cover the expenses associated with providing individualized record keeping and related services for each fund shareholder and beneficial owner of fund shares.

12b-1 Plan for Premier Class--

Core Plus Fixed Income Fund

In addition, the Core Plus Fixed Income Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the premier class of this fund to pay CIGNA Financial Services, Inc. ("CIGNA Financial Services"), the fund's distributor, for services provided to premier class shareholders and to cover expenses primarily intended to result in sale of this class of shares of the fund. The premier class of the Core Plus Fixed Income Fund will pay CIGNA Financial Services 0.15% annually of its average daily net assets for providing shareholder services to premier class shareholders, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts and similar account administrative services, and for distribution related expenses. Because these fees are paid out of the Core Plus Fixed Income Fund's premier class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Purchase Shares

Shares of each fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the net asset value per share of each class of each fund next determined after we receive your purchase order (see "Pricing of Shares"). The funds do not issue share certificates.

Eligible Purchasers

Retirement and Savings Plans and Plan Participants

One or more of the funds may be available as investment options in employer-sponsored or other types of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a Charter Fund or another series of CIGNA Funds Group as an investment option.

Brokerage Account Purchases

All other investors except for retirement and savings plan participants must purchase shares through CIGNA Financial Services. Orders placed through your brokerage representative are priced as of the close of business on the day the order is received by CIGNA Financial Services, provided CIGNA Financial Services receives the order by 4:00 p.m. Eastern Time. Brokerage representatives are responsible for the prompt transmission of purchase and redemption orders placed through them by shareholders. A completed application is required to establish a new brokerage account. Purchase orders must be accepted by CIGNA Financial Services. CIGNA Financial Services reserves the right to reject any purchase order. Additional information regarding establishing a brokerage account and purchasing shares may be obtained by calling CIGNA Financial Services at 1.888.CIGNA.FS (244.6237).

Premier class shares are available to:

 .   Separate accounts of Connecticut General Life Insurance Company ("CG Life")
or other insurance companies that are offered to qualified employer-sponsored retirement plans, and to other employer-sponsored plans. To be eligible for the premier class, the employer's plans must invest over $20 million in CIGNA Funds Group and other CIGNA managed assets, with record keeping provided by CG Life or an affiliate. For the purpose of determining the amount of CIGNA managed assets, life insurance and annuity products offered by CG Life or an affiliate may be included. CIGNA managed assets do not include investments in separate accounts that purchase mutual fund shares other than CIGNA Funds Group. Also, these plans are eligible to purchase premier class shares if the plan sponsor confirms a good faith expectation that investments in CIGNA managed assets by the sponsor and its plans will attain $20 million (using the higher of purchase price or current market value) within one year of initial purchase and if the plan sponsor agrees that premier class shares may be redeemed and retail class shares purchased if that level is not attained.

 .   Other institutional investors investing over $1 million in the specific series of CIGNA Funds Group in which the investor wishes to invest and who do not receive record keeping services from CG Life or its affiliate.

 .   Individual brokerage accounts investing over $200 thousand in CIGNA Funds
Group.

In addition to the asset requirements described above, financial intermediaries or plan record keepers, including CG Life and other CIGNA affiliates, may require retirement plans to meet certain additional requirements, such as allocation of plan assets or a minimum level of assets per participant, in order to purchase shares of any class of the funds. Such intermediaries or record keepers may also require plans to pay additional charges for services provided.

Maintenance of Class Eligibility

In the event an investor does not maintain the minimum investment amounts for the institutional or premier class, (as a result of shareholder redemption, not loss in market value of fund shares) the funds may redeem the investor's shares and purchase shares of the appropriate class of the same funds. This transfer will have tax consequences unless the shares are owned in a tax-advantaged retirement account.

Additional Information

Each fund reserves the right to limit purchases of shares, may refuse to sell shares (including purchases by exchange) of a fund to any person, may waive or lower investment minimums or otherwise modify the conditions of purchase, and may act on instructions believed to be genuine, if in the judgment of fund management it is in the best interest of the fund.

Each fund may convert from a portfolio directly holding investment securities to a "feeder" fund of a "master" fund having substantially the same objectives, policies and strategies as described in this prospectus if the Board of Trustees of the funds determines it is in the best interests of the fund and its shareholders to do so. If this were to happen, each fund would seek to achieve its investment objective by owning shares of a corresponding master fund, which in turn would own the types of securities and employ the types of policies and strategies described in this prospectus.

HOW TO REDEEM SHARES

Retirement and Savings Plan Participants

Plan participants should contact their plan administrator for information on how to redeem fund shares.

Brokerage Account Redemptions

All other investors must redeem shares through their brokerage account with CIGNA Financial Services. Shares will be redeemed at the netasset value next determined after CIGNA Financial Services receives the redemption request. A signature guarantee may be required before payment can be made on redemption orders. For additional information regarding redeeming shares from your brokerage account, call CIGNA Financial Services at 1.888.CIGNA.FS (244.6237).

Further Redemption Information

Redemptions from the funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The funds may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

Each of the funds reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission may permit.

If the sale of fund shares you make during a 90-day period reach the lesser of $250,000 or 1% of fund assets, we can give you liquid securities from the fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

How to Exchange Shares

If you want to switch your investment from one fund to another, you can exchange your fund shares for shares of the same class of another fund at the respective net asset values of the funds involved.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Retirement or savings plans may allow participants to exchange monies from one investment option to another. Plan participants should check with their employer or plan administrator for details on the rules governing exchanges in their plan. Exchanges are accepted by the funds only as permitted by the applicable retirement or savings plan. Participants' plan administrators or employers can explain how frequently exchanges are allowed.

Telephone Services

If you are a retirement or savings plan participant and have questions or want information about your plan account, contact your plan administrator.

Investors with CIGNA Financial Services brokerage accounts should call 1.888.CIGNA.FS (244.6237) for account information or to speak to their dealer representative.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund declares dividends daily and distributes dividends monthly. The other funds declare and distribute income dividends monthly and capital gain dividends, if any, annually. The other funds declare and distribute income and capital gain dividends, if any, annually.

All distributions will be automatically reinvested for you in shares of the fund making the distribution at the net asset value determined on the record date.

Tax Matters

Tax Effects of Distributions and Transactions

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
Taxes on distributions.
Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, each fund's dividends and distributions of income and short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains. The rates that you will pay on any capital gains distributions will depend on how long a fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, even though your dividends will be reinvested into the fund issuing the dividend.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.

The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, so a sale of shares of this fund generally will not result in a gain or loss.

Financial Highlights

The financial highlights tables are intended to help you understand the funds' financial performance for the past five years, or life of the fund, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the annual report which is available upon request.

Charter Large Company Stock Index Fund
(f/k/a S&P 500 Index Fund)
         Institutional Class
         Years Ended December 31,
         1999     1998     1997*
Per Share
Operating Performance:
Net asset value,
beginning of period
Income from
investment operations
Net investment income
Net realized and unrealized
gain on securities
Total from investment
operations
Less distributions:
Dividends from
net investment income
Distributions from
capital gains
Total distributions
Net asset value, end of period
Total Returna
Ratios to Average Net Assets
Net expenses
Net investment income
Fees and expenses waived
or borne by the Adviser
Portfolio turnover
Net assets, end of period
(000 omitted)
  aHad the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
   *For the period July 1, 1997 to December 31, 1997.
  **Not annualized.
    +Annualized.

Charter Money Market Fund
         Retail Class                       Institutional Class
         1999*    1999     1998     1997    1996     1995
Per Share Operating Performance:
Net asset value, beginning of period
Income from investment operations
Net investment income
Total from investment operations
Less distributions:
Dividends from net investment income
Distributions from capital gains
Total distributions
Net asset value, end of period
Total Returna
Ratios to Average Net Assets
Net expenses
Net investment income
Fees and expenses waived or borne by the Adviser
Net assets, end of period (000 omitted)
aHad the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced. *For the period April 29, 1999 (commencement of operations) to December 31, 1999. **Not annualized. +Annualized.

For More Information

For investors who want more information about the funds the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Statement of Additional Information (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:

         CIGNA Financial Services
         P.O. Box 150476
         Hartford, CT 06115-0476
         Telephone: 1.888.CIGNA.FS (244.6237)

Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.

CIGNA FUNDS GROUP
Charter Fundssm
Premier Class
(Investment Company Act File No. 811-1646)

Cigna Funds Group
Charter Funds(SM)
Retail Class
Charter Money Market Fund
Charter Balanced Fund
Charter Large Company Stock Growth Fund
Charter Large Company Stock Value Fund
Charter Large Company Stock Index Fund
Charter Small Company Stock Growth Fund
Charter Small Company Stock Value Fund
Charter Foreign Stock Fund
Core Plus Fixed Income Fund

Prospectus May 1, 2001

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Introduction


Charter Funds(SM) and the Core Plus Fixed Income Fund are series of CIGNA Funds Group, a family of mutual funds. Each series, or portfolio, has its own investment strategy and risk/return profile. This prospectus describes the retail class of each fund.

Table of Contents

Fund Summary                                          1
Bar Charts and Performance Tables                    13
Fees and Expenses of the Funds                       17
Investment Information                               19
Other Investment Information: Common Policies        34
Management of the Funds                              36
Performance of the Funds' Money Managers             43
Pricing of Shares                                    43
Purchase and Redemption of Shares                    44
Tax Matters                                          48
Financial Highlights                                 49
For More Information                         back cover

Fund Summary Charter Money Market Fund

Money Manager: TimesSquare Capital Management, Inc. ("TimesSquare")

Investment Objective

To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

Principal Investment Strategies

The fund invests exclusively in U.S. dollar denominated high-quality short-term money market instruments.

Principal risks of investing in the Fund

A major change in interest rates or a default on the fund's investments could cause you to lose money. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Charter Balanced Fund

Money Manager: INVESCO, Inc. ("INVESCO")

Investment Objective

Seeks a high total return through capital appreciation and current income.

Principal Investment Strategies

The fund strives for reasonably consistent total returns over a variety of market cycles by investing in a combination of equity securities (primarily common stocks, and to a lesser extent, securities convertible into common stocks), and fixed income securities.

At least 30% of fund assets is invested in each of the following:

     .    equities

     .    fixed and variable income securities

Up to 40% of fund assets is allocated among equities and debt securities according to INVESCO's assessment of business, economic and market conditions. The money manager analyzes the return available from stocks and bonds in deciding how to invest the fund's assets. By investing in both types of securities, the fund attempts to cushion against sharp price movements in both equity and debt securities.

In selecting common stocks for the fund, the money manager generally chooses stocks with a yield higher than the overall equity market. The fund uses a value-based strategy, focusing on a company's dividend history and current financial situation.

The income securities the fund will invest in primarily will include obligations of the U.S. government and its agencies and investment grade corporate bonds. The fund may invest up to 25% of its assets in foreign equity and debt securities. Generally, the foreign debt securities the fund will invest in will be dollar denominated bonds issued by foreign governments.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk -- that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in a fund's portfolio may decline in value more than the overall securities market.

Market risk associated with equity securities such as common stocks is related to stock market movements.

In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

A value stock may never reach what the money manager believes is its full value, or may even go down in price. In the long run, the fund may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk. The amount of income you receive from the fund will also fluctuate.

Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

There are additional risks with investing in foreign countries, specifically economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic equity and fixed income securities only.

Since INVESCO has discretion to allocate the amounts of equity and debt securities held in the fund, there is an additional risk that the portfolio of the fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Large Company Stock Growth Fund

Money Manager: Morgan Stanley Dean Witter Investment Management Inc.
               ("MSDW Investment Management")

Investment Objective

Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. The universe of eligible companies in which the fund invests generally includes those with market capitalizations of $1 billion or more. The fund emphasizes securities that, in the money manager's opinion, have the potential to rise in price rather than pay out income.

The money manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The fund focuses on companies with consistent or rising earnings growth records and compelling business strategies. MSDW Investment Management studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the money manager closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The fund considers selling securities of issuers that no longer meet MSDW Investment Management's criteria.

The money manager emphasizes individual security selection and may focus the fund's holdings within the limits permissible for a diversified fund.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, the fund's market sector, large-capitalization growth-oriented equity securities, may perform less well than other sectors. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Large Company Stock Value Fund

Money Manager: John A. Levin & Co. ("Levin")

Investment Objective Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in common stocks of established, large U.S. companies with a market capitalization above $5 billion. Generally, Levin purchases stocks when it deems them undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs. Often, at the time of purchase, the stocks are out of favor with the investment community. The fund follows a "bottom up" research approach, and focuses on identifying common stocks whose market price is below what it believes is their present or future value.

The fund will generally sell a security when a fundamental weakness or the money manager's anticipation of fundamental weakness or some other negative factor causes the security to fail to meet the fund's expectations, or the security rises in price to a level that the money manager believes is its fair value.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock-market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

A value stock may never reach what the money manager believes is its full value, or may even go down in price.

In the long run, the fund may produce more modest returns than riskier stock funds. You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Large Company Stock Index Fund

Money Manager: TimesSquare Capital Management, Inc.

Investment Objective

To achieve long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks.

Principal Investment Strategies

The fund attempts to replicate the composition and total return, reduced by fund expenses, of the S&P 500.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk, which is the possibility that common stock prices will decline, sometimes substantially, over short or extended periods. The stock market tends to be cyclical, with periods when stock prices generally decline.

The fund is subject to tracking risk, which is the risk that the fund's returns will be less than the returns of the S&P 500.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Small Company Stock Growth Fund

Money Manager: TimesSquare Capital Management, Inc.

Investment Objective

Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in the common and preferred stocks of U.S. companies with market capitalizations between $30 million and $2 billion. The fund focuses on growing companies involved in new product development and technological breakthroughs.

TimesSquare:

 .    Looks across all sectors of the stock market to find companies that meet the fund's investment criteria -- including strong, sustainable unit growth, consistent earnings, proprietary products and services and minimal institutional ownership.

 .    Looks for stocks that have the potential for price appreciation of 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

 .    Will generally sell a security when it no longer meets the fund's investment criteria, when it believes the company issuing the security is unable to sustain a competitive advantage, or the security is overvalued.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. Also, because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Small Company Stock Value Fund

Money Manager: Berger LLC/Perkins, Wolf, McDonnell & Company

Investment Objective

Seeks long-term capital appreciation.

Principal Investment Strategies

Invests primarily in common stocks of small U.S. companies with market capitalizations at the time of initial purchase of less than $1 billion whose stock prices are believed to be undervalued. The fund will emphasize companies that have market capitalizations of less than $800 million at time of initial purchase.

The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The fund generally looks for companies with:

 .    A low price relative to their assets, earnings, cash flow or business franchise;

 .    Products and services that give them a competitive advantage; and

 .    Strong balance sheets and strong management.

The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, a value stock may never reach what the money manager believes is its full value, or may even go down in price.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management ora limited trading market for their stocks.

As a result of its principal investment strategies, the fund's investments are often focused in a small number of business sectors. This carries the risk associated with the performance of those sectors, which may fluctuate and reduce the investment's value. In addition, the fund may invest in certain securities with unique risks, such as special situations, an example of which is a company that is about to undergo a structural, financial or management change which may significantly affect the value of its securities.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Charter Foreign Stock Fund

Money Manager: Bank of Ireland Asset Management (U.S.) Limited ("BIAM")

Investment Objective Seeks long-term capital appreciation.

Principal Investment Strategies

The fund invests primarily in common stocks of well-established companies located outside the U.S. The fund considers a company to be located outside the U.S. if:

 .    It is organized under the laws of another country;

 .    The principal trading market for the company's securities is in another country; or

 .    The company derives at least 50% of its revenues or profits from operations in another country or has at least 50% of its assets in another country.

The fund emphasizes medium to large market capitalization companies that the money manager believes are best positioned to take advantage of global change. Normally, the fund will invest exclusively in companies with market capitalizations over $1 billion which are located outside the U.S. The fund emphasizes companies operating in predominantly well-regulated and more stable foreign markets. The fund will typically hold stocks from 70 to 100 issuers. BIAM focuses on companies with equity securities (primarily common stock) it considers fundamentally undervalued relative to their long-term prospective earnings growth rate, their historic valuation levels and their competitors. The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.

Normally, up to 15% of fund assets may be invested in companies located in emerging markets. Emerging market countries are countries that are included in the Morgan Stanley Capital International Emerging Markets Index.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. There are additional risks with investing in foreign countries, especially in developing countries -- specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a domestic stock fund.

Investing in emerging market countries poses risks in addition to those of investing in developed foreign markets. Emerging markets may be more likely to experience volatility than more developed countries.

The fund is subject to currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Core Plus Fixed Income Fund

Money Manager: TimesSquare Capital Management, Inc.

Investment Objective

Seeks a high level of total return.

Principal Investment Strategies

The fund invests primarily in fixed income securities that, at the time of purchase, are rated investment grade by either Moody's Investors Service or Standard & Poor's or a similar rating agency or, if unrated, are judged by TimesSquare to be of comparable quality. Normally, the fund will invest at least 75% of its assets in these securities.

While seeking high total return, TimesSquare will also seek to maintain an average portfolio yield consistent with the Lehman Brothers Aggregate Bond Index. TimesSquare will seek capital appreciation by identifying securities (primarily fixed income securities) through its sector allocation and security selection process which, in its opinion, may increase in value. The fund may invest up to 25% of its assets in high-yield, below-investment-grade bonds. These securities are commonly called "junk bonds." The fund typically will not purchase a security that is in default at the time of purchase.

Up to 20% of fund assets may be invested in foreign debt securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation. When purchasing or selling securities, TimesSquare will analyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.

TimesSquare may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2001, the duration of the index was TKTK years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

Principal risks of investing in the Fund

This fund's principal risk factor is market risk.

Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer durations.

The fund is also subject to credit risk, or risk associated with the credit quality of the issuer. Compared to higher-quality debt securities, below-investment-grade bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of below-investment-grade bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell. These risks are greater for securities in default.

There are additional risks with investing in foreign countries, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Bar Charts and Performance Tables

The bar charts and tables shown on pages 14 and 15 provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over a 10-year period, or life of the fund, whichever is shorter.

The tables show how the average annual returns of the funds' shares, for one, five and 10 years (or life of the fund, whichever is shorter) compare to those of a broad measure of market performance.

For the Money Market Fund, the bar chart and table show performance of the fund's retail class shares.

For the Large Company Stock Index Fund and the Core Plus Fixed Income Fund, the bar charts and tables show performance of the funds' institutional class, because the retail class of the funds did not commence operations until January 21, 2000. The returns for the retail class will be lower than the institutional class returns shown in the bar charts and tables, due to higher expenses of the retail class.

A fund's past performance does not necessarily indicate how the fund will perform in the future. There are bar charts and tables only for the Charter Money Market Fund, the Charter Large Company Stock Index Fund, and the Core Plus Fixed Income Fund, since the other funds offered by this prospectus did not commence operations until after January 1, 2000.

Charter Money Market Fund (Retail Class)--Annual Total Return

2000     5.60%

During the period shown in the bar chart above, the highest quarterly return for the Charter Money Market Fund was 1.44% (for the quarter ended September 30,
2000) and the lowest quarterly return was 1.24% (for the quarter ended March 30,
2000).

Charter Money Market Fund (Retail Class)
Average Annual Total Returns
for the periods ended December 31, 2000
(commenced operations 4/29/99)

                               Past 1 year       Life of Fund
Charter Money Market Fund        5.60%             5.12%
3-Month U.S. Treasury Bills      5.96%             5.47%

The Charter Money Market Fund's seven-day annualized yield as of December 31, 2000 was 5.57%.

Charter Large Company Stock Index Fund
(Institutional Class) -- Annual Total Return

    1998     28.28%
    1999     20.66
    2000     -9.24

During the periods shown in the bar chart above, the highest quarterly return for the Charter Large Company Stock Index Fund was 21.31% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.03% (for the quarter ended September 30, 1998).

Charter Large Company Stock Index Fund (Institutional Class) Average Annual Total Returns for the periods ended December 31, 2000 (commenced operations July 1, 1997)

                                          Past 1 year      Life of Fund
Charter Large Company Stock Index Fund      -9.24%           13.30%
S&P 500                                     -9.11%           13.54%

Core Plus Fixed Income Fund
(Institutional Class) -- Annual Total Return

2000     9.93%

During the period shown in the bar chart above, the highest quarterly return for the Core Plus Fixed Income Fund (Institutional Class) was 0.00% (for the quarter ended DATE) and the lowest quarterly return was 0.00% (for the quarter ended
DATE).

Core Plus Fixed Income Fund (Institutional Class)
Average Annual Total Returns for the periods ended December 31, 2000 (commenced operations 12/31/99)

                                           Past 1 year   Life of Fund
Core Plus Fixed Income Fund                    9.93%         9.93%
Lehman Brothers Aggregate Bond Index          11.63%        11.63%

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder Fees (All Funds)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                  None
Maximum deferred sales charge (load)                 None
Redemption fee (as a percentage of amount redeemed)  None
Exchange fee                                         None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

                                                     Charter     Charter
                                                      Large       Large
                              Charter                Company     Company
                               Money     Charter      Stock       Stock
                              Market    Balanced      Growth      Value
                               Fund       Fund         Fund       Fund
Management Fees                0.35%      0.75%       0.80%       0.75%
Distribution & Service
(12b-1) Fees                   0.25%      0.25%       0.25%       0.25%
Other Expenses                 0.36%      1.25%       1.27%       1.00%
Total Annual Fund
Operating Expenses             0.96%      2.25%       2.32%       2.00%
Waiver of Fund Expenses1      -0.01%     -1.03%      -1.07%      -0.75%
Total Actual Fund
Operating Expenses             0.95%      1.22%       1.25%       1.25%

                                 Charter  Charter  Charter
                                  Large    Small    Small
                                 Company  Company  Company  Charter  Core Plus
                                  Stock    Stock    Stock   Foreign    Fixed
                                  Index    Growth   Value    Stock     Income
                                  Fund     Fund     Fund     Fund      Fund
Management Fees                   0.25%    1.00%    1.00%    1.00%     0.60%
Distribution & Service
(12b-1) Fees                      0.25%    0.25%    0.25%    0.25%     0.25%
Other Expenses                    0.32%    1.07%    1.21%    1.89%     0.48%
Total Annual Fund
Operating Expenses                0.82%    2.32%    2.46%    3.14%     1.33%
Waiver of
Fund Expenses/1/                 -0.22%   -0.82%   -0.96%   -1.64%    -0.38%
Total Actual Fund
Operating Expenses                0.60%    1.50%    1.50%    1.50%     0.95%

/1/TimesSquare has contractually agreed, until April 30, 2002, to waive management fees and reimburse the funds if and to the extent total fund operating expenses exceed the following percentages of average daily net assets for each fund:

Charter Money Market Fund                           0.95%
Charter Balanced Fund                               1.25%
Charter Large Company Stock Growth Fund             1.25%
Charter Large Company Stock Value Fund              1.25%
Charter Large Company Stock Index Fund              0.60%
Charter Small Company Stock Growth Fund             1.50%
Charter Small Company Stock Value Fund              1.50%
Charter Foreign Stock Fund                          1.50%
Core Plus Fixed Income Fund                         0.95%

Reimbursement arrangements can decrease a fund's expenses and boost its performance. TimesSquare retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

Example

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that:

 .    You invest $10,000 in the fund for the time periods indicated;
 .    Your investment has a 5% return each year; and
 .    Each fund's operating expenses reflect contractual expense limitations only for the first year. After the first year, the example does not take into con-
sideration TimesSquare's agreement to reduce fund expenses, and assumes that a fund's operating expenses remain the same in each year of the applicable period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 year     3 years    5 years    10 years
Charter Money
Market Fund                     $   97     $  305     $   530    $ 1,178
Charter Balanced Fund           $  124     $  609     $ 1,131    $ 2,620
Charter Large Company
Stock Growth Fund               $  127     $  627     $ 1,165    $ 2,696
Charter Large Company
Stock Value Fund                $  127     $  558     $ 1,022    $ 2,342
Charter Large Company
Stock Index Fund                $   61     $  240     $   435    $ 1,003
Charter Small Company
Stock Growth Fund               $  153     $  650     $ 1,182    $ 2,686
Charter Small Company
Stock Value Fund                $  153     $  680     $ 1,245    $ 2,839
Charter Foreign
Stock Fund                      $  153     $  826     $ 1,546    $ 3,581
Core Plus
Fixed Income Fund               $   97     $  385     $   697    $ 1,594

Investment Information

Objectives, Strategies and Related Risks

Charter Money Market Fund

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The fund invests in U.S. dollar denominated short-term high quality money market instruments. The fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

The fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The fund classifies captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation.

In addition, the fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

Investment Policies

The fund may follow operational policies that are more restrictive than the investment limitations as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar- weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7. Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

The fund is not intended for investors seeking capital appreciation. Investment professionals generally consider money market funds conservative and safe investments. However, as with all types of securities investing, invest-ments in the fund are not guaranteed and do present risk of loss. The fund will not reimburse you for any losses.

In addition to the risks discussed in the Fund Summary, the fund is subject to:

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other money market funds.

 .    Investment style risk, which is the risk that returns from short-term, high-quality money market instruments will trail returns from other asset classes.

Charter Balanced Fund

The fund strives for reasonably consistent total returns over "up" and "down" market cycles.

The fund may invest:

     .    in equity securities which usually pay dividends and are traded on a national securities exchange, although the fund may also invest in securities traded on foreign stock exchanges or on the over-the-counter market;

     .    in investment-grade corporate debt obligations;

     .    in obligations of the U.S. Government and its agencies; and

     .    up to 25% of total assets in foreign equity and debt securities.

With respect to the fund's investments in common stocks, the fund focuses on stocks with a yield higher than the overall equity market. This may result in the fund purchasing the stocks of smaller companies. The market risk for investments in smaller companies is higher than for larger companies. Stock prices for smaller companies may change more, and more quickly, over short time periods.

The domestic income securities the fund will acquire will be obligations of the U.S. government and its agencies, and corporate bonds rated in one of the four highest ratings of corporate obligations by Moody's Investor Services, Inc. or Standard & Poor's or, if not rated, in the money manager's opinion, having similar investment characteristics to those in the top four ratings. Typically, these income securities will have long or intermediate-term maturities.

In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:

 .    Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from value stocks and government and investment grade bonds in which the fund invests will trail returns from other asset classes or the overall stock market.

 .    Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Charter Large Company Stock Growth Fund

The fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The money manager seeks to maximize long-term capital appreciation by investing primarily in the equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

The fund is predominantly invested in equity securities traded on U.S. exchanges or over the counter. These include U.S. common stock, securities convertible into common stock, rights, warrants and preferred stock.

Normally, up to 15% of fund assets may be held in cash or cash equivalents.

Up to 25% of fund assets may be invested in foreign securities and American and Global Depositary Receipts. Typically, such holdings represent less than 5% of the portfolio.

In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from large capitalization growth-oriented equity securities will trail returns from other asset classes or the overall stock market.

 .    Risks associated with investing in foreign countries, such as economic, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic securities only.

 .    Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Charter Large Company Stock Value Fund

The fund's primary strategy is to invest mainly in common stocks of established, large U.S. companies. Stocks are generally purchased when the money manager deems them undervalued relative to their present and/or future value and after the stocks have declined from recent highs. The money manager purchases stocks it believes have potential for long-term capital appreciation. The fund may also invest in securities that are convertible to common stocks.

The money manager selects stocks with one or more of the following attributes: a strong proprietary product or service; a low share price in relation to cash flow or asset values; a new product or development or some other unique situation that offers attractive prospects for long-term returns and limited risk.

The fund normally invests:

     .    80% to 100% of assets in large capitalization equity securities, with an emphasis on New York Stock Exchange issues.

     .    Up to 15% of assets in cash and cash equivalents.

     .    Up to 15% of fund assets in convertible securities. These securities are purchased as a means of managing the risk inherent in the underlying common stocks. Although the fund does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities.

Typically, the fund holds between 45 and 70 securities, which may include American Depository Receipts. Generally, the fund does not invest more than 5% of total assets in any single investment. In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market.

Charter Large Company Stock Index Fund

The objective of the fund is long-term growth of capital by investing principally in common stocks of companies in the S&P 500. Under normal conditions, the fund will invest at least 80% of its total assets in equity securities of companies which compose the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the Index has a unique weighting, depending on the number of shares outstanding and its current prices. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the Index is designed to capture the returns of many different sectors of the U.S. economy.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the

S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by the portfolio manager.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing. in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the records or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/ OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TIMESSQUARE, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO

THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition to the risks discussed in the Fund Summary, the fund is also subject to investment style risk, which is the risk that returns from an index fund investing in the S&P 500 Index will trail returns from other asset classes or the overall stock market.

Charter Small Company Stock Growth Fund

The fund seeks long-term capital appreciation by investing primarily in the common and preferred stock of U.S. companies with market capitalizations, at time of purchase, of between $30 million and $2 billion. Focus is placed on growing companies involved in new product development and technological breakthroughs. TimesSquare Capital Management, Inc.:

 .    Evaluates all sectors of the stock market to find companies that show growth, consistent earnings, proprietary products and services and minimal institutional ownership.

 .    Looks for stocks that have the potential for price appreciation of 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

 .    May also invest in American Depository Receipts listed and traded on a registered U.S. stock exchange.

 .    Builds diversification into the fund through the use of sector and security weighting limitations. Generally, the fund will not invest more than 5% of assets in any one security.

 .    May invest up to 10% of fund assets in cash and cash equivalents.

In addition to the risks discussed in Fund Summary, the fund is also subject to:

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from small capitalization growth stocks will trail returns from other asset classes or the overall stock market.

Charter Small Company Stock Value Fund

The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The money manager generally looks for companies with:

 .    A low price relative to their assets, earnings, cash flow or business franchise.

 .    Products and services that give them a competitive advantage.

 .    Quality balance sheets and strong management.

In determining the strength of a company's balance sheet, the sub-adviser will consider factors such as debt to equity ratios and the nature and quality of a company's assets.

The money manager's philosophy is to weigh a security's downside risk before considering its upside potential. While the fund's investment objective is long-term capital appreciation, this philosophy may help provide an element of capital preservation.

The fund is invested primarily in the common stock of small companies with market capitalizations at the time of initial purchase of less than $1 billion; however, up to 20% of fund assets may be invested in the stock of companies with market capitalizations between $1 billion and $3 billion. Emphasis at the time of initial purchase will be given to those firms whose market capitalizations are less than $800 million. Permitted investments also include preferred and convertible stock and American Depository

Receipts and stock of foreign issuers listed and traded on registered U.S. stock exchanges. The fund will typically be comprised of 55 to 66 holdings. Up to 15% of the fund's holdings may be in cash and cash equivalents.

In addition to the risks discussed in the Fund Summary, the fund is also subject to:

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from small capitalization value stocks will trail returns from other asset classes or the overall stock market.

Charter Foreign Stock Fund

The money manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the money manager then selects individual companies it believes are best positioned to take advantage of opportunities presented by these themes.

In purchasing securities for the fund, the money manager generally looks for companies with:

 .    Securities that it believes are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors.

 .    Business operations that it believes to be in predominantly well-regulated and more stable foreign markets.

 .    Substantial size and liquidity, strong balance sheets, proven management and diversified earnings. The money manager focuses the fund's investments on mid-sized to large capitalization companies.

The fund will typically be comprised of 70 to 100 holdings.

Up to 10% of the fund's assets may be held in cash or cash equivalents. Cash equivalents may be dollar or non-dollar denominated.

The fund may invest in forward foreign currency contracts to hedge currency risks. Normally, the fund will invest no more than 25% of its assets in these contracts. See "Derivative Strategies" on page 33.

In addition to the risks discussed in the Fund Summary, the fund is also subject to the following risks:

 .    Investments in securities of companies located outside of the U.S. can be more volatile than investments in U.S. companies. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets may have less trading volume and less liquidity than U.S. markets. Foreign companies generally are not subject to uniform accounting and financial reporting standards like those in the U.S. Transaction costs are generally higher than those in the U.S. Custodial expenses for foreign securities may be greater than those for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although a portion of these taxes may be recoverable, the taxes will reduce the income received by the fund in such countries.

 .    Investments in emerging markets countries can be considered speculative and may offer higher potential for gains and losses than investments in developed markets of the world. With respect to emerging markets countries, the risks associated with foreign investing are greater. The economies of emerging market countries generally are heavily dependent on international trade and may be adversely affected by trade barriers, exchange or currency controls, managed adjustments in currency values and other measures imposed or negotiated by the countries with which they trade. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers in emerging market countries maybe more precarious than in other countries.

There is usually more price volatility in emerging markets countries, which may be magnified by currency fluctuations.

 .    Investment style risk, which is the risk that returns from foreign stocks will trail returns from other asset classes or the overall stock market. Foreign stocks may not move in concert with the U.S. markets.

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

Core Plus Fixed Income Fund Strategy/Philosophy

TimesSquare's fixed income investment philosophy is based on our belief that market inefficiencies exist due to varying investor objectives and time horizons. The fund capitalizes on market inefficiencies by identifying market cycles, making tactical and decisive sector allocations, and selecting securities through a disciplined process. The Core Plus Fixed Income Fund will invest in a broad array of fixed income sectors including government and agency securities, corporate bonds, and securitized bonds such as mortgage backed and asset backed securities, and may also invest in other instruments such as convertible bonds and preferred stock. Many types of debt securities, including mortgage-backed and asset-backed securities, carry prepayment risk, which is the risk that the issuer of the security repays principal prior to a security's maturity. When interest rates decline, borrowers may pay off their obligations sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

The Core Plus Fixed Income Fund invests primarily in investment grade bonds, which include obligations of the U.S. government and its agencies, and corporate bonds rated Baa3 or higher by Moody's Investors Service or BBB- or higher by Standard & Poor's or, if not rated, in TimesSquare's opinion, having similar investment characteristics to bonds rated Baa3 or BBB- or higher. The Core Plus Fixed Income Fund may invest up to 25% of its assets in below investment grade securities.

The fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Investing in derivatives carries the risk that the fund could lose more than the principal amount invested in the derivative instrument. Derivatives are subject to a number of risks, such as interest rate, credit and liquidity risk, which is the risk that a particular investment may be difficult to purchase or sell. They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, currency or index.

Decision-Making Process

Investment decisions for the fund follow a three-stage process.

First, the portfolio managers and the strategy team identify key global and macroeconomic themes they anticipate will drive the fixed income markets. For example, the team analyzes liquidity trends, monetary and fiscal policy, capital flows, business cycles, and global indicators such as yield curves and currency dynamics. Next, the market themes are translated into portfolio strategies and sector allocations that are designed to add value and diversify risk. Various strategies are analyzed and the investment team selects the appropriate allocation within the risk/reward tolerances for the fund.

Finally, sector specialists buy or sell securities to implement the sector allocations. The specific investment choices are based on fundamental industry analysis (such as company business prospects, earnings, credit risk and evaluation of management), independent research, and assessment of credit spreads, liquidity and risk associated with ratings changes.

In addition to the risks discussed in the Fund Summary and in the discussion above, the fund is also subject to the following risks:

 .    Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

 .    Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

 .    Investment style risk, which is the risk that returns from investment grade and below investment-grade fixed income securities will trail returns from other asset classes or the overall securities markets.

 .    Sector allocation risk, which is the risk that returns from certain sectors of fixed income securities will trail the returns from other sectors.

 .    Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Other Investment Information Common Policies Applicable To All Funds Derivative Strategies

The funds (except for the Money Market Fund) may use derivatives such as forward foreign currency contracts, swaps, futures contracts and options to try to reduce risk or for speculative purposes to increase return consistent with each particular fund's overall investment objective and policies. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a foreign currency or a market index (such as the S&P 500). All of the funds (except the Money Market Fund and the Large Company Stock Index Fund) may hedge currency risk (risk associated with rises in the value of the U.S. dollar versus foreign currencies) through the use of forward foreign currency contracts and options. Funds may also use futures contracts and options to hedge price risk (risk associated with price changes in current or intended investments in securities) of fund holdings, to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in securities, and to reduce fund transaction costs by buying futures instead of actual securities when futures are favorably priced.

There is no guarantee that the funds' derivative strategies will work, or that a fund may not lose money as a result of using these strategies. A fund may lose more than the principal amount invested in a derivative instrument. Derivatives are subject to a number of risks, such as the risk that the derivative instrument may be difficult to purchase or sell, and that it might not correlate perfectly with the underlying asset, rate, index or currency.

Temporary, Defensive Positions

The funds (except for the Money Market Fund) may from time to time take temporary defensive positions that are inconsistent with their principal investment strategies by investing up to 100% of their respective assets in cash, short- and medium-term fixed income securities, and in the Money Market Fund (as described in the next paragraph) in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective. The Large Company Stock Index Fund will take temporary defensive positions only in extraordinary circumstances.

Short-Term Investments

The funds (except the Money Market Fund) may, pursuant to an order obtained by CIGNA Funds Group from the Securities and Exchange Commission, invest their cash balances that have not been invested in portfolio securities in the Money Market Fund. To avoid double advisory fees, TimesSquare will waive or credit its advisory fee for each fund investing in the Money Market Fund by the amount of the advisory fee incurred by the fund in connection with its investment in the Money Market Fund.

Portfolio turnover

Consistent with its investment policies, a fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% per year) will cause a fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Changes in Policies

The funds' Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

Management Of the Funds

The investment adviser to the funds is TimesSquare Capital Management, Inc. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. As of December 31, 2000, TimesSquare managed assets of approximately $TK billion. TimesSquare's address is Four Times Square, 25th Floor, New York, NY 10036.

TimesSquare determines what investments shall be purchased, held, sold or exchanged by the Money Market Fund, the Core Plus Fixed Income Fund, the Small Company Stock Growth Fund and the Large Company Stock Index Fund.

The Balanced Fund and the Large Company Stock Growth, Large Company Stock Value, Small Company Stock Value and Foreign Stock Funds (the "Sub-Advised Equity Funds") use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, sold or exchanged for its particular fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all of the funds. TimesSquare has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Sub-Advisers

TimesSquare hires investment sub-advisers who independently manage the investment operations of the Balanced Fund and the Sub-Advised Equity Funds and determine what investments those funds will purchase and sell. These sub-advisers, and the funds they manage, are:

Charter Balanced Fund

INVESCO, Inc., One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309 managed approximately $TK billion of assets as of December 31, 2000 on behalf of tax-exempt accounts (such as pension and profit-sharing funds for corporations and state and local governments) and investment companies.

Charter Large Company Stock Growth Fund

Morgan Stanley Dean Witter Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2000, MSDW Investment Management, together with its affiliated institutional asset management companies, managed assets of approximately $TK billion, including assets under fiduciary advice.

Charter Large Company Stock Value Fund

John A. Levin & Co, One Rockefeller Plaza, 19th Floor, New York, New York 10020, is an advisory firm founded in 1982. As of December 31, 2000, Levin managed approximately $TK billion in assets.

Charter Small Company Stock Value Fund

Berger LLC, 210 University Boulevard, Suite 900, Denver, Colorado 80206 serves as investment adviser, sub-adviser, administrator or sub-administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for over 20 years. As of December 31, 2000, Berger LLC managed approximately $TK billion in assets. Berger LLC has in turn hired Perkins, Wolf, McDonnell & Company ("PWM"), 53 West Jackson Boulevard, Suite 818, Chicago, Illinois, 60604 to manage the investment operation of the fund. PWM also sub-advises the Berger Small Cap Value Fund. As of December 31, 2000, PWM managed approximately $TK billion in assets.

Charter Foreign Stock Fund

Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), 20 Horseneck Lane, Greenwich, CT 06830 (North American office); 26 Fitzwilliam Place, Dublin 2, Ireland (Ireland office). BIAM serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. As of December 31, 2000, BIAM managed approximately $TK billion in assets.

As full compensation for the investment management and all other services rendered by TimesSquare, the funds pay TimesSquare based on a percentage of each fund's average net assets, as follows:

Fund                                      Advisory Fee Rate
Charter Money Market Fund                    0.35%
Charter Balanced Fund                        0.75%
Charter Large Company Stock Growth Fund      0.80%
Charter Large Company Stock Value Fund       0.75%
Charter Large Company Stock Index Fund       0.25%
Charter Small Company Stock Growth Fund      1.00%
Charter Small Company Stock Value Fund       1.00%
Charter Foreign Stock Fund                   1.00%
Core Plus Fixed Income Fund                  0.60%

TimesSquare (not the funds) pays each sub-adviser its respective sub-advisory fee.

The funds received an exemptive order from the Securities and Exchange Commission that permits the funds, without prior approval from shareholders, to change the terms of an advisory agreement with a sub-adviser or hire a new sub-adviser, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Any significant change in a fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the funds' overall investment adviser, TimesSquare may provide investment advisory services to each fund at any time.

Portfolio Managers

These are the individuals primarily responsible for management of the funds. They have had this responsibility since inception of each of their respective funds. charter Balanced Fund Edward C. Mitchell Jr., James O. Baker, Margaret W. Durkes Hoogs and David S. Griffin. They also manage the INVESCO Total Return Fund. Mr. Mitchell, CFA, Vice President of INVESCO, Inc. has managed the INVESCO Total Return Fund since its inception in 1987. Mr. Mitchell, who began his investment career in 1969, received his B.A. from the University of Virginia and his M.B.A. from the

University of Colorado. He is also a Chartered Investment Counselor. Mr. Baker, CFA, is a Vice President and Portfolio Manager of INVESCO. He has been portfolio manager of the INVESCO Total Return Fund since 1997, and a portfolio manager with INVESCO since 1992. An investment professional since 1977, he holds a B.A. from Mercer University. Ms. Hoogs, CFA, is a Portfolio Manager of INVESCO. She has been assistant portfolio manager of the INVESCO Total Return Fund since 1997. From 1993 to 1999, she was an assistant portfolio manager with INVESCO. She earned a B.A. from the Colorado College. Mr. Griffin, CFA, is a Vice President and Portfolio Manager with INVESCO. He has been assistant portfolio manager of the INVESCO Total Return Fund since 1993. An investment professional since 1983, he received his B.A. from Ohio Wesleyan University and his M.B.A. from the College of William and Mary.

Charter Large Company Stock Growth Fund

Philip W. Friedman and William S. Auslander. Philip W. Friedman is a Managing Director of MSDW Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and is head of the Institutional Equity Group of MSDW Investment Management. Prior to joining MSDW Investment Management in 1997, he was the North American Director of Equity Research at Morgan Stanley. From 1990 to 1995, he was a member of Morgan Stanley's Equity Research team. Mr. Friedman received a B.A. from Rutgers University in Economics and a Masters of Management from the J.L. Kellogg School of Management at Northwestern University. William
S. Auslander is a Principal of MSDW Investment Management and Morgan Stanley and a Portfolio Manager in the Institutional Equity Group. He joined MSDW Investment Management in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining MSDW Investment Management, he worked at Icahn & Co. for nine years as an equity analyst. He received a B.A. in Economics from the University of Wisconsin at Madison and an M.B.A. from Columbia University.

Charter Large Company Stock Value Fund

Daniel Theriault and John A. Levin. Mr. Theriault is a senior portfolio manager of John A. Levin & Co., Inc. and has served in that capacity since 1997. From 1995 to 1997, Mr. Theriault was employed by T. Rowe Price Associates and served as President and portfolio manager of T. Rowe Price Financial Services Fund. From 1994 to 1995, he was employed as a securities analyst by the predecessor of John A. Levin & Co., Inc. Mr. Levin is chairman and chief executive officer of John A. Levin & Co., Inc. A securities analyst, he has been in the investment industry since 1964. He holds B.S. and L.L.B. degrees from Yale University.

Charter Small Company Stock Growth Fund

Grant R. Babyak and Yvette C. Bockstein. Mr. Babyak and Ms. Bockstein are Managing Directors of TimesSquare. Previously, they were Senior Vice Presidents of Fiduciary Trust Company International. An investment professional since 1988, Mr. Babyak is responsible for managing institutional portfolios in the small capitalization sector. Mr. Babyak received a B.A. from Yale University and an M.B.A. from New York University-Stern School of Business. Ms. Bockstein is responsible for managing institutional and individual portfolios. Ms. Bockstein holds a B.A. from UCLA and a Certificate en Sciences Economiques from the Universite de Bruxelles.

Charter Small Company Stock Value Fund

Robert H. Perkins. In addition to managing the Charter Small Company Stock Value Fund, Mr. Perkins has managed the Berger Small Cap Value Fund (formerly the Omni Investment Fund) since 1985. Mr. Perkins has been employed by Perkins, Wolf, McDonnell & Company (PWM) since 1980 and owns 49% of its outstanding common stock. He also serves as president and a director of PWM.

Charter Foreign Stock Fund

All investment decisions are made by a team of Bank of Ireland Asset Management (U.S.) Ltd. Investment professionals.

Core Plus Fixed Income Fund

Robert J. Moore, Robert W. Justich, Ira Edelblum and Kevin Barry. Robert J. Moore. Mr. Moore is President of TimesSquare. He previously had been co-head of global fixed income at Credit Suisse Asset Management where he oversaw the U.S. fixed income team and chaired its sector allocation committees. Prior to joining Credit Suisse in 1987, he was head of a fixed income sales research group at Salomon Brothers. Mr. Moore holds a B.S. in Finance from Lehigh University and is a member of the Advisory Council for the Lehigh University Business School.

Robert W. Justich. Mr. Justich is Managing Director and senior member of the Global Fixed Income portfolio management team of TimesSquare. Previously, Mr. Justich was a Managing Director at Credit Suisse Asset Management, where he led the organization's global fixed income credit function and was directly responsible for approximately $6 billion in fixed income assets. Prior to joining Credit Suisse in 1995, he spent seven years as Director, Corporate Bond Trading at Merrill Lynch, focusing on credit research and leading the development of Merrill's first proprietary corporate bond trading desk. Mr. Justich holds a B.A. degree and M.B.A. in Finance from Rutgers University.

Ira Edelblum. Mr. Edelblum is Managing Director and Core Fixed Income Portfolio Manager of TimesSquare. Previously, Mr. Edelblum was with Credit Suisse Asset Management where he was a portfolio manager specializing in corporate bonds. Mr. Edelblum is a graduate of the State University of New York (Albany) and holds an M.B.A. from New York University.

Kevin D. Barry, CFA. Mr. Barry is Managing Director and Core Fixed Income Portfolio Manager of TimesSquare. His responsibilities include managing public mortgage and asset-backed securities. Previously, Mr. Barry was with 1838 Investment Advisers. Mr. Barry received his bachelor's degree in Finance, Summa Cum Laude, from LaSalle College in 1981.

Messrs. Moore, Justich and Edelblum joined TimesSquare in 1999. Mr. Barry joined TimesSquare in 1997.

Performance of the Funds' Money Managers

The following tables reflect past investment performance of composites of portfolios managed by the funds' money managers. Each composite includes all discretionary, fee-paying accounts and mutual funds managed by the respective fund's money manager, all of which have substantially similar investment objectives, policies and strategies as the corresponding Charter Fund. The tables show the average annualized total returns for the one-, three-, five- and ten-year (or life of the composite, if shorter) periods ended December 31, 2000. The composite performance information data is provided to illustrate the past performance of the money managers in managing substantially similar accounts as measured against specified market indices and does not represent the past performance of the Charter Funds. These performance figures are based on the actual investment performance of the composites, net of all fees and expenses (except that for private accounts custodial fees were not included in the calculations) and any applicable sales loads, or are based on performance net of the highest fees and expenses charged to any account in the composite. Fund advisory fees and other expenses generally are higher than the fees on the accounts included in the composites. Therefore, fund returns will generally be lower than composite returns. Investors should not consider this performance data as fund performance, or an indication of future performance of the funds.

Balanced Composite
Corresponding Fund:                     Charter Balanced Fund
Money Manager:                          INVESCO, Inc.
Composite Inception:                    January 1, 1990
Number of Accounts
in Composite on
December 31, 2000:    6
Size of Composite on
December 31, 2000:                      $96 million
                                        1 year  3 years  5 years  10 years
Composite                               -5.20%   6.35%    11.05%   13.65%
Charter Balanced Fund1                   3.25%
S&P 500 Index2                          -9.12%  12.25%    18.32%   17.45%
Lehman Government/
Corporate Bond Index3                   11.85%   6.21%     6.23%    8.00%
60% S&P 500 Index,
40% Lehman Gov/Corp
Bond Index                              -1.01%      10.36%       13.76%  13.83%


Large Company Stock Growth Composite
Corresponding Fund:                     Charter Large Company Stock Growth Fund
Money Manager:                          Morgan Stanley Dean Witter
Investment Management Inc.
Composite Inception:                    December 21, 1984
Number of Accounts
in Composite on
December 31, 2000:                                    29
Size of Composite on
December 31, 2000:                      $4.58 billion
                                        1 year    3 years   5 years  10 years
Composite                               -10.99%    14.55%    20.98%    18.33%
Charter Large Company
Stock Growth Fund1                      -13.10%
S&P 500 Index2                           -9.12%    12.25%    18.32%    17.45%

Large Company Stock Value Composite
Corresponding Fund:                    Charter Large Company Stock Value Fund
Money Manager:                         John A. Levin & Co.
Composite Inception:                   September 30, 1986
Number of Accounts
in Composite on
December 31, 2000:    295
Size of Composite on
December 31, 2000:                     $4.34 billion
                                        1 year  3 years  5 years  10 years
Composite                               15.94%   16.61%   18.97%   18.21%
Charter Large Company
Stock Value Fund1                       13.52%
Russell 1000 Value
Index4                                   7.01%    9.93%   16.91%   17.37%
S&P 500 Index2                          -9.12%   12.25%   18.32%   17.45%

Small Company Stock Value Composite
Corresponding Fund:                    Charter Small Company Stock Value Fund
Money Manager:                         Berger LLC
Composite Inception:                   January 1, 1998
Number of Accounts
in Composite on
December 31, 2000:                                   2
Size of Composite on
December 31, 2000:                     $575 million
                                                            Since
                                       1 year   3 years   Inception
Composite5                              27.67%   15.45%     15.45%
Charter Small Company
Stock Value Fund1                       28.60%
Russell 2000 Value Index6               22.83%     4.22%     4.22%

Foreign Stock Composite
Corresponding Fund:        Charter Foreign Stock Fund
Money Manager:             Bank of Ireland Asset Management (U.S.) Limited
Composite Inception:       January 1, 1990
Number of Accounts
in Composite on
December 31, 2000:    94
Size of Composite on
December 31, 2000:         $21.74 billion
                           1 year   3 years    5 years    10 years
Composite7                 -8.00%    12.08%     10.74%     13.89%
Charter Foreign
Stock Fund1                -4.35%
Morgan Stanley Capital
International Europe,
Australia and Far East
Index8                     -13.96%     9.64%      7.43%      8.56%


All composite performance information assumes reinvestment of all net investment income.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The private accounts that are included in the composites are not subject to the same types of expenses to which the funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Charter Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of these accounts. Consequently, if the private accounts included in the composites had been regulated as mutual funds under the federal securities and tax laws, the composites' performance results may have been lower than what is shown above. In addition, the funds generally experience cash flows that are different than the private accounts and this may also cause the performance of a fund to be lower than that of its corresponding composite.

Performance data for registered investment companies included in the composites were calculated in accordance with standards prescribed by the Securities and Exchange Commission for calculation of average annual total return. Private account performance calculations have been prepared in conformance with methodology approved by the Association for Investment Management and Research ("AIMR"), an organization of investment professionals. AIMR did not prepare or review the composite performance calculations. Except for the Small Company Stock Value Composite, all performance information has been provided by the money managers and has not been audited or verified by TimesSquare or the Charter Funds.

The investment results of the composites presented above are not intended to predict or suggest the returns that might be experienced by the corresponding Charter Fund or an individual investor in a Charter Fund.

1    Unannualized. Performance shown is for the fund's retail class. The
Charter Balanced, Large Company Stock Growth, Large Company Stock Value and Small Company Stock Value Funds commenced operations January 20, 2000. The Charter Foreign Stock Fund commenced operations January 24, 2000. Each of these Charter Funds was added to its respective composite effective February 1, 2000.

2    S&P 500 Index (registered trademark of Standard & Poor's Corp.): An unmanaged index of 500 common stocks, weighted by market capitalization, representing approximately 75% of NYSE (New York Stock Exchange) capitalization and 30% of NYSE issues. Index performance includes the reinvestment of dividends and capital gains.

3    Lehman Government/Corporate Bond Index: An index considered indicative of the broad domestic fixed-income market.

4    Russell 1000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of the companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index.

5    The Small Company Stock Value Composite consists of Connecticut General
Life Insurance Company Separate Account BSC and the Charter Small Company Stock Value Fund. As of December 31, 2000, Separate Account BSC had assets of $561 million. Insurance company contract-related expenses were not included in the calculations of the Small Company Stock Value Composite.

6    Russell 2000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

7    The composite for the period since January 1, 1998 is comprised of all U.S.
dollar denominated fully discretionary international accounts managed by the money manager. For the period January 1, 1990 to December 31, 1997, the composite is comprised of all U.S., and Canada-based, fully discretionary international accounts managed by the money manager.

8    Morgan Stanley Capital International EAFE Index: Measures the performance for a diverse range of global stock markets within Europe, Australia and the Far East.

Performance of the Charter Small Company Stock Growth Fund's Portfolio Managers, Yvette Bockstein and Grant Babyak

The following table reflects past investment performance of Connecticut General Life Insurance Company Charter Small Company Growth Separate Account (the "Sepa-rate Account"), a pooled account managed by Yvette Bockstein and Grant Babyak, the portfolio managers primarily responsible for the day-to-day management of the Charter Small Company Stock Growth Fund. The Separate Account has substantially similar investment objectives, policies and strategies as the Charter Small Company Stock Growth Fund. The Separate Account commenced operations December 5, 1997. Ms. Bockstein and Mr. Babyak managed the Separate Account while they were employed by Fiduciary Trust Company, the former investment adviser for the Separate Account, from commencement of operations of the Separate Account through September 6, 2000. Effective September 7, 2000, Ms. Bockstein and Mr. Babyak joined TimesSquare Capital Management and continued management of the Separate Account. As is the case with the Charter Small Company Stock Growth Fund, Ms. Bockstein and Mr. Babyak were (and continue to be) primarily responsible for management of the Separate Account, and no other person had a significant role in achieving the performance described. As of December 31, 2000, the Separate account had assets of $961 million.

This investment performance information data is provided to illustrate the past performance of Ms. Bockstein and Mr. Babyak in managing a substantially similar account as measured against the Russell 2000 Index and does not represent the past performance of the Charter Small Company Stock Growth Fund. These performance figures are based on the actual investment performance of the Separate Account, net of the highest management fees charged to any investor in the Separate Account, brokerage commissions and custody fees. Insurance company contract related expenses were not included in the calculations. Advisory fees and other expenses for the Charter Small Company Stock Growth Fund are higher than the Separate Account fees. Therefore, returns of the

Charter Small Company Stock Growth Fund will generally be lower than returns of the Separate Account. Investors should not consider this performance data as performance of the Charter Small Company Stock Growth Fund, or an indication of future performance of the fund.

Average Annual Total Returns
Periods Ending December 31, 2000
                                                         Since
                                    1 year   3 years   Inception
Separate Account                      9.05%    23.19%      23.19%
Charter Small Company
Stock Growth Fund1                   11.00%
Russell 2000 Index2                  -3.02%     4.65%       4.65%

1    Unannualized. Performance shown is for the fund's retail class. The
Charter Small Company Stock Growth Fund commenced operations January 20, 2000.

2    Russell 2000(R) Index: A market capitalization-weighted index published by
Frank Russell & Co. that measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents about eight percent of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization. Separate Account performance information assumes reinvestment of all dividends and other earnings.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The Separate Account is not subject to the same types of expenses to which the fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of the Separate Account. Consequently, if the Separate Account had been regulated as a mutual fund under the federal securities and tax laws, the Separate Account's performance results may have been lower than what is shown above. In addition, the fund generally experiences cash flows that are different than the Separate Account and this may also cause the performance of the fund to be lower than that of the Separate Account.

The investment results of the Separate Account presented above are not intended to predict or suggest the returns that might be experienced by the Charter Small Company Stock Growth Fund or an individual investor in the fund.

Pricing of Shares

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and for the Money Market Fund on Good Friday if banks are open.

The funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair values. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

Valuation of Money Market Fund Investments

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valua-tion method allows the fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

Purchase and Redemption of Shares General Information

The funds presently offer various methods of purchasing shares (institutional class, premier class and retail class), enabling the funds to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale.

The differences in the fee structures among classes are the result of their separate fee arrangements for record keeping and distribution services. Different fees and expenses will affect performance.

Retail Class Shares

The retail class imposes a fee to cover the expenses associated with providing individualized record keeping and related services for each fund shareholder and beneficial owner of fund shares.

12b-1 Plan for Retail Class Shares

In addition, the funds have adopted a plan under Rule 12b-1 of the 1940 Act that allows the retail class of each fund to pay for services provided to retail class share holders and expenses primarily intended to result in sale of this class of shares of the funds. The retail class of each fund will pay CIGNA Financial Services, Inc. ("CIGNA Financial Services"), the funds' distributor, 0.25% annually of its average daily net assets for providing shareholder services to retail class shareholders, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts and similar account administrative services, and for distribution related expenses. Because these fees are paid out of each fund's retail class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Purchase Shares

Shares of each fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the net asset value per share of each class of each fund next determined after we receive your purchase order (see "Pricing of Shares"). The funds do not issue share certificates.

Eligible Purchasers

Retail class shares are available to individual investors, employer-sponsored retirement plans, and other accounts. Retirement and Savings Plans and Plan Participants One or more of the funds may be available as investment options in employer-sponsored or other types of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a Charter Fund as an investment option.

Brokerage Account Purchases

All investors other than retirement and savings plan participants must purchase shares through CIGNA Financial Services. Orders placed through your brokerage representative are priced as of the close of business on the day the order is received by CIGNA Financial Services, provided CIGNA Financial Services receives the order by

4:00 p.m. Eastern Time. Brokerage representatives are responsible for the prompt transmission of purchase and redemption orders placed through them by shareholders. A completed application is required to establish a new brokerage account. Purchase orders must be accepted by CIGNA Financial Services. CIGNA Financial Services reserves the right to reject any purchase order. Additional information regarding establishing a brokerage account and purchasing shares may be obtained by calling CIGNA Financial Services at 1.888.CIGNA.FS (244.6237).

Additional Information

Each fund reserves the right to limit purchases of shares, may refuse to sell shares (including purchases by exchange) of a fund to any person, may waive or lower investment minimums or otherwise modify the conditions of purchase, and may act on instructions believed to be genuine, if in the judgment of fund management it is in the best interest of the fund.

Each fund may convert from a portfolio directly holding investment securities to a "feeder" fund of a "master" fund having substantially the same objectives, policies and strategies as described in this prospectus if the Board of Trustees of the funds determines it is in the best interests of the fund and its shareholders to do so. If this were to happen, each fund would seek to achieve its investment objective by owning shares of a corresponding master fund, which in turn would own the types of securities and employ the types of policies and strategies described in this prospectus.

HOW TO REDEEM SHARES

Retirement and Savings Plan Participants

Plan participants should contact their plan administrator for information on how to redeem fund shares. Brokerage Account Redemptions All other investors must redeem shares through their brokerage account with CIGNA Financial Services. Shares will be redeemed at the net asset value next determined after CIGNA Financial Services receives the redemption request.

A signature guarantee may be required before payment can be made on redemption orders. For additional information regarding redeeming shares from your brokerage account, call CIGNA Financial Services at 1.888.CIGNA.FS (244.6237).

Further Redemption Information

Redemptions from the funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The funds may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

Each of the funds reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission may permit. If the sale of fund shares you make during a 90-day period reach the lesser of $250,000 or 1% of fund assets, we can give you liquid securities from the fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

How to Exchange Shares

If you want to switch your investment from one fund to another, you can exchange your fund shares for shares of the same class of another fund at the respective net asset values of the funds involved. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Retirement or savings plans may allow participants to exchange monies from one investment option to another. Plan participants should check with their employer or plan administrator for details on the rules governing exchanges in their plan. Exchanges are accepted by the funds only as permitted by the applicable retirement or savings plan. Participants' plan administrators or employers can explain how frequently exchanges are allowed.

Telephone Services

If you are a retirement or savings plan participant and have questions or want information about your plan account, contact your plan administrator.

Investors with CIGNA Financial Services brokerage accounts should call 1.888.CIGNA.FS (244.6237) for account information or to speak to their dealer representative.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund declares dividends daily and distributes dividends monthly. The other funds declare and distributes income dividends monthly and capital gain dividends, if any, annually. The other funds declare and distribute income and capital gain dividends, if any, annually.

All distributions will be automatically reinvested for you in shares of the fund making the distribution at the net asset value determined on the record date.


Tax Matters

Tax Effects of Distributions and Transactions

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of income and short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains. The rates that you will pay on any capital gains distributions will depend on how long a fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, even though your dividends will be reinvested into the fund issuing the dividend.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, so a sale of shares of this fund generally will not result in a gain or loss.

Financial Highlights

The financial highlights tables are intended to help you understand the funds' financial performance for the past five years, or life of the fund, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the annual report which is available upon request.

Charter Large Company Stock Index Fund
(f/k/a S&P 500 Index Fund)

         Institutional Class
         Years Ended December 31,
         1999     1998     1997*

Per Share Operating Performance:
Net asset value, beginning of period Income from investment operations
Net investment income
Net realized and unrealized gain on securities
Total from investment operations
Less distributions:
Dividends from net investment income
Distributions from capital gains Total distributions
Net asset value, end of period
Total Returna
Ratios to Average Net Assets
Net expenses
Net investment income
Fees and expenses waived or borne by the Adviser
Portfolio turnover
Net assets, end of period (000 omitted)
Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.

  *For the period July 1, 1997 to December 31, 1997.
 **Not annualized.
  +Annualized.

Charter Money Market Fund

         Retail Class             Institutional Class
         1999*   1999  1998  1997  1996    1995

Per Share Operating Performance:
Net asset value, beginning of period
Income from investment operations
Net investment income
Total from investment operations
Less distributions:
Dividends from net investment income
Distributions from capital gains
Total distributions asset value, end of period
Total Returna Ratios to Average Net
Assets Net expenses
Net investment income
Fees and expenses waived or borne by the Adviser
Net assets, end of period (000 omitted)
Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
* For the period April 29, 1999 (commencement of operations) to December 31,
  1999.
**Not annualized.
+ Annualized.

For More Information

For investors who want more information about the funds the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Statement of Additional Information (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:

          CIGNA Financial Services
          P.O. Box 150476
          Hartford, CT 06115-0476
          Telephone: 1.888.CIGNA.FS (244.6237)

Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.
CIGNA FUNDS GROUP Charter Funds(SM)
Retail Class (Investment Company Act File No. 811-1646)

C I G N A   F U N D S   G R O U P

--------------------------------------------------------------------------------
                               CHARTER FUNDS(SM)

                         Charter Money Market Fund


                         Core Plus Fixed Income Fund


                         Charter Balanced Fund


                    Charter Equity Funds
                    --------------------
                         Charter Large Company Stock Growth Fund
                         Charter Large Company Stock Value Fund
                         Charter Large Company Stock Index Fund
                         Charter Small Company Stock Growth Fund
                         Charter Small Company Stock Value Fund
                         Charter Foreign Stock Fund


     S T A T E M E N T   O F   A D D I T I O N A L   I N F O R M A T I O N

                             M A Y   1,   2 0 0 1


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses for the funds listed above (the "Funds"), series of CIGNA Funds Group ("CFG" or the "Trust") dated May 1, 2001, as may be amended from time to time. Much of the information contained in this document expands upon subjects discussed in the prospectus. No investment in shares of the funds should be made without first reading the prospectus. A copy of the prospectus of the Funds may be obtained by writing to CIGNA Funds Shareholder Services, 900 Cottage Grove Road, Hartford, Connecticut 06152-2210.

The financial statements for CIGNA Funds Group for the year ended December 31, 2000, as contained in the Annual Reports to Shareholders, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the year ended December 31, 2000 have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon also are incorporated herein by reference. The Funds' shareholder reports are available, without charge, upon request, by calling 1-800-528-6718. The shareholder reports contain a more complete discussion of the Funds' performance.

                               TABLE OF CONTENTS
                               -----------------

                                                                                        Page
                                                                                        ----
General Information About the Trust....................................................  3
-----------------------------------
The Funds, Their Investment Objectives and Policies....................................  3
---------------------------------------------------
Classification.........................................................................  3
--------------
Investment Strategies and Risks........................................................  3
-------------------------------
Fundamental Fund Policies.............................................................. 25
-------------------------
Management of the Trust................................................................ 27
-----------------------
Control Persons and Principal Holders of Securities.................................... 29
---------------------------------------------------
Investment Advisory and Other Services................................................. 30
--------------------------------------
Underwriter............................................................................ 33
-----------
Custodian and Transfer Agent........................................................... 34
----------------------------
Sub-Accounting Services................................................................ 35
-----------------------
Independent Accountants................................................................ 35
-----------------------
Brokerage Allocation and Other Practices............................................... 35
----------------------------------------
Capital Stock.......................................................................... 36
-------------
Purchase, Redemption and Pricing of Securities......................................... 37
----------------------------------------------
Tax Matters............................................................................ 38
-----------
Performance Information................................................................ 39
-----------------------
Redemptions Paid In Cash............................................................... 42
------------------------
Financial Statements................................................................... 43
--------------------
Appendix - Description of Bond Ratings......................................... Appendix A
--------------------------------------

GENERAL INFORMATION ABOUT THE TRUST
-----------------------------------

The Trust is a Massachusetts business trust organized pursuant to a Master Trust Agreement dated April 10, 1985, as amended and restated by the First Amended and Restated Master Trust Agreement dated as of March 1, 1996, and as further amended on October 29, 1999. The Funds are series or separate portfolios of the Trust. The Board of Trustees of the Trust is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate series. They constitute the underlying assets of each series, are required to be segregated on the books of account, and are to be charged with the expenses with respect to such series. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as are declared by the Board. Upon any liquidation of the Trust, shareholders of each series of the Trust are entitled to share pro rata in the net assets belonging to that series available for distribution.

THE FUNDS, THEIR INVESTMENT OBJECTIVES AND POLICIES
---------------------------------------------------

This Statement of Additional Information provides additional information about the investment policies and operations of the Funds. References in this Statement of Additional Information to the Adviser or investment adviser includes reference to the Funds' sub-advisers, as applicable.

CLASSIFICATION
--------------

The Funds are diversified, open-end management investment companies.

INVESTMENT STRATEGIES AND RISKS
-------------------------------

Charter Money Market Fund
-------------------------

The primary types of money market instruments in which the Charter Money Market Fund may invest are as follows:

U.S. GOVERNMENT DIRECT OBLIGATIONS.  Obligations issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCY SECURITIES. The U.S. Government has established certain Federal agencies such as the Government National Mortgage Association as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES. Asset backed securities include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.

CERTIFICATES OF DEPOSIT. A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

COMMERCIAL PAPER. The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS. Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and the fund may invest in loans collateralized by mortgages on real property.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract where the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government securities serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. These instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.


OBLIGATIONS OF DEPOSITORY INSTITUTIONS AND COMMERCIAL PAPER OF FOREIGN ISSUERS. As discussed in the Prospectus, the Charter Money Market Fund may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks and savings and loan associations. The obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Obligations of foreign depository institutions, their branches and subsidiaries, and Eurodollar and Yankeedollar obligations may involve additional investment risks compared to the risks of obligations of U.S. institutions. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer regulatory requirements than are applicable to U.S. banks. Foreign depository institutions, their branches or subsidiaries, and foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign bank or a branch or subsidiary of a foreign bank than about a U.S. institution, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of foreign depository and Eurodollar obligations may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign depository and Eurodollar obligations of the Fund held overseas will be held by foreign branches of the custodian for the Fund's portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). TimesSquare will consider the above factors in making investments in foreign depository, Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign depository and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations. As discussed in the prospectus, the Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. These investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

If TimesSquare determines that it may be advantageous to invest in other types of money market instruments, the Charter Money Market Fund may invest in such instruments, if it is permitted to do so by its investment objective, policies and restrictions.

RATING AGENCIES. The Charter Money Market Fund's investments in short-term corporate debt and bank money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Charter Money Market Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from an NRSRO a rating with respect to a class of short-term debt obligations that is comparable in priority and security with the investment in one of the two highest rating categories for short-term obligations or if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six NRSROs: Duff and Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson BankWatch, Inc., Moody's Investors Service Inc. and Standard & Poor's Rating Group.

The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

RULE 2A-7. The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the Trustees at such intervals as they may deem appropriate to determine whether net asset value of the Charter Money Market Fund, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether this deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that a deviation having this result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations; in which case, the net asset value could possibly be greater or less than $1.00 per share. If the Trustees deem it inadvisable to continue the practice of maintaining the net asset value at $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

Any increase in the value of a shareholder's investment in the Charter Money Market Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

Core Plus Fixed Income Fund and Charter Balanced Fund
-----------------------------------------------------

In pursuing their investment objectives, the Core Plus Fixed Income Fund (the "Fixed Income Fund"), and Charter Balanced Fund may invest in the following types of interest-bearing securities:

   (1) Marketable debt securities that are rated "investment-grade" at the time of purchase, i.e., within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

   (2) U.S. Government securities, as described below.

   (3) Obligations of, or guaranteed by, U.S. banks or bank holding companies, which obligations are considered by TimesSquare to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that these obligations shall have such qualities.

   (4) Money market instruments eligible for purchase by the Charter Money Market Fund, which instruments are considered by TimesSquare to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that said obligations shall have such qualities.

   (5) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

The Fixed Income Fund's assets may also be invested in other fixed-income securities, including straight debt and convertible debt securities and preferred stock. Investment positions may be held in common stock and similar equity securities (including warrants or rights to purchase equity investments as described below) when they are acquired as parts of units with fixed-income securities or upon exercise of such warrants or rights or upon the conversion of such securities. The Fixed Income Fund also may purchase and sell interest rate futures contracts and purchase options on futures contracts, foreign currency contracts and swap agreements, as described later in this Statement of Additional Information.

U.S. Government securities include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than ten years. The Federal agencies established as instrumentalities of the U.S. Government to supervise and finance certain types of activities include the Federal Home Loan Banks, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Land Banks, the Small Business Administration, the Export-Import Bank, the Federal Intermediate Credit Banks and the Bank for Cooperatives.

U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

U.S. Government obligations, including those that are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by Federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as the Federal National Mortgage

Association). Certain securities issued by Federal agencies or instrumentalities backed by the full faith and credit of the U.S. Government include those issued by the Government National Mortgage Association and the Small Business Administration. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

The Fixed Income Fund may also invest in:

FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

BRADY BONDS. The Fixed Income Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fixed Income Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, participating Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Adviser to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

The Fixed Income Fund has no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fixed Income Fund will invest in convertible securities without regard to their credit rating.

MORTGAGE-BACKED SECURITIES. The Fixed Income Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fixed Income Fund may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations.

The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

ASSET-BACKED SECURITIES. The Fixed Income Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of c current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

ZERO COUPONS, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. The Fixed Income Fund may invest in Zero Coupon, Pay-In-Kind and Deferred Payment Securities. These securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Fund may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

STRUCTURED NOTES. The Fixed Income Fund may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to be come illiquid. The Fund will use Structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

PREFERRED STOCKS, COMMON STOCKS, WARRANTS. The Fixed Income Fund may also invest in preferred stocks with yields that are attractive, provided that such investments are otherwise consistent with the investment objectives and policies of the Fund. A preferred stock is an equity security that entitles the holders to a priority in liquidation over holders of the issuer's common stock. In liquidation, the holders of preferred stock are subordinate to the holders of the issuer's debt obligations. Typically, preferred stocks include the right to receive regular dividend payments and may also include conversion rights, put and call obligations and other features. In determining whether to invest in any particular stock, TimesSquare will consider all relevant factors, including the dividend yield, its conversion features, if any, its liquidity, and the overall financial condition of the issuer. Under normal circumstances, a Fund will not invest more than 10% of its assets in preferred stock.

The Fixed Income Fund will not acquire common stocks, except when (i) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interest of the same or different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

Warrants are, in effect, longer term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus its exercise price, thus resulting in a profit. However, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing unseasoned companies. The purchase price varies with the security, the life of the warrant and various other investment factors. Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets.

Considerations of liquidity and preservation of capital mean that these Funds may not necessarily invest in instruments paying the highest available yield at a particular time. These Funds may, consistent with their investment objective, attempt to maximize yields by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. These Funds may also invest to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations which may be held by these Funds, may result in frequent changes in portfolio holdings. There usually are no brokerage commissions as such paid in connection with the purchase of fixed income securities of the type in which these Funds may invest. See "Brokerage Allocation" for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

JUNK BONDS. As noted in the prospectus, the Fixed Income Fund may purchase debt securities rated below investment grade, i.e., securities that are rated Ba or lower by Moody's Investors Services, Inc. or BB or lower by Standard & Poor's Corporation.

Included among the below investment-grade, high risk securities in which the Fund may invest are securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.

Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type constituting high-yield, high risk securities, the yields and prices of these securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do such changes with respect to higher quality segments of the fixed income securities market, causing greater yield and price volatility. Commissions and underwriting spreads associated with the purchase of below investment-grade bonds are typically higher than those associated with the purchase of high grade bonds.

Below investment-grade securities are often referred to as high yield or junk bonds and are typically considered "high risk" securities. High yield bonds may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for below investment-grade bonds and adversely effect their values. Such an economic downturn may be expected to result in increased price volatility of below investment-grade bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.

Also, issuers of below investment-grade bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the high yield securities in which a Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default. When the secondary market for below investment-grade bonds becomes increasingly illiquid, or in the absence of readily available market quotations for high yield bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value the Fund's securities more difficult, and judgement plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the below investment-grade bond market may affect the Fund's ability to dispose of portfolio securities at a desirable price.

The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time, be changed to reflect developments in the issuer's financial condition. Below investment-grade bonds have speculative characteristics which are apt to increase in number and significance with each lower rating category. Also, prices of below investment-grade bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.

Certain laws or regulations may have a material effect on the Fund's net asset value and investment practices. For example, legislation requiring federally-insured savings and loan associations to divest their investments in below investment-grade bonds may further adversely affect the market for such bonds.

MUNICIPAL OBLIGATIONS. "Municipal obligations" are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

MUNICIPAL BONDS. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications - General Obligation Bonds and Revenue Bonds.

General Obligation Bonds - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Industrial Development Bonds - are a type of revenue bond and do not generally constitute the ledge of credit of the issuer of such bonds. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, the facility's user to meet its financial obligations and the lege, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

MUNICIPAL NOTES. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

Tax Anticipation Notes - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes - are issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes - are issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes - are sold to provide construction financiaing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal bonds - are bonds no longer secured by the credit of the issuing entity having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

Tax Free Floating and Variable Rate Demand Notes - are municipal obligations backed by an obligation of a commercial bank to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, usually becomes effective within thirty days. The rate of return on the notes is readjusted periodically according to some objective standard such as changes in a commercial bank's prime rate.


Charter Equity Funds and Charter Balanced Fund
----------------------------------------------

The following Funds are referred to as the "Charter Equity Funds."

Charter Large Company Stock Growth Fund
Charter Large Company Stock Value Fund
Charter Large Company Stock Index Fund
Charter Small Company Stock Growth Fund
Charter Small Company Stock Value Fund
Charter Foreign Stock Fund

In pursuing their investment objectives, the Charter Equity Funds and the Charter Balanced Fund may invest in the following types of securities, as well as in the types of securities identified above under "Fixed Income Fund and Charter Balanced Fund":

EQUITY SECURITIES. Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all equity securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Common Stocks. Common stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

Warrants. Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

Convertible Securities. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security.

FOREIGN EQUITY SECURITIES. Foreign equity securities are equity securities of an issuer in a foreign country.

RUSSIAN EQUITY SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by its Adviser and could cause a delay in the sale of Russian Securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

FOREIGN INVESTMENT.

Additional Risks - Investing in foreign securities involves certain special considerations which are not typically associated with investing in the equity securities or fixed income securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Funds' Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Funds may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

Matters Relating To All Funds
-----------------------------

The foregoing investment policies are not fundamental and the Board of Trustees may change such policies without shareholder approval. The Board will not change a Fund's investment objective without the required shareholder vote as set forth in "Fundamental Fund Policies" below. There is risk inherent in any investment, and there is no assurance that any of the strategies and methods of investment available to any Fund will result in the achievement of its objectives.

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed in this Statement of Additional Information are eligible investments for each of the Funds.

Securities Issued on a When-Issued or Delayed Delivery Basis. Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and placement for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). A Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but a Fund may sell these securities before the settlement date if it is deemed advisable.

Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to Federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund's custodian bank will segregate cash or liquid securities in an amount equal to the when-issued or delayed delivery commitment. If the market value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. A Fund will not receive interest on a delayed delivery security until the security is delivered to the Fund.

Illiquid Securities. Each Fund may invest up to 15% (10% for the Charter Money Market Fund) of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at approximately the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities the level of illiquidity in a Fund may increase. The Fund's investment adviser determines the liquidity of the Fund's investments. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

Borrowing. Each Fund may borrow from banks or through reverse repurchase agreements in an amount up to 10% of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. A Fund will not purchase additional securities at any time that its outstanding borrowings exceed 5% of its total assets. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

Futures Contracts. Each Fund may purchase and sell futures contracts, including futures on securities indices, baskets of securities, interest rates and foreign currencies.

A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. There is no physical delivery of the underlying stocks in the index.

Generally, a Fund will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which the Fund intends to purchase. When the fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of the fund's portfolio of securities, the Fund may sell stock index futures contracts. The Charter Large Company Stock Index Fund's use of stock index futures includes purchasing S&P 500 futures contracts pending investment in the S&P 500. The Charter Large Company Stock Growth Fund may also purchase stock index futures contracts or related options in order to gain market exposure, but will limit its use of derivative products, including futures contracts and related options, for non-hedging purposes to 33 1/3% of its total assets (measured by the aggregate notional amount of outstanding derivative products).

An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. A Fund generally may enter into interest rate futures contracts for the purpose of hedging debt securities in their portfolios or the value of debt securities which the Funds intend to purchase. For example, if a fund owned long-term debt securities and interest rates were expected to increase, it might sell interest rate futures contracts. If, on the other hand, a fund held cash reserves and interest rates were expected to decline, it might purchase interest rate futures contracts. A Fund may also enter into futures contracts for non-hedging, speculative purposes as a means of implementing Fund strategy. For example, a Fund may invest in interest rate futures contracts as substitutes for investments in securities or to achieve desired portfolio characteristics.

In cases of purchases of futures contracts, an amount of cash or liquid assets, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the custodian for the Fund for the account of the broker a stated amount, as called for by a particular contract, of cash, cash equivalents or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the applicable Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund purchases a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund purchases an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

Options on Futures Contracts. Each Fund may purchase and sell options on futures contracts. An option on a futures contract gives the purchaser (the
Fund) the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The Funds may purchase put options on futures contracts to hedge against the risk of falling prices for their portfolio securities, may purchase call options on futures contracts as a hedge against a rise in the price of securities which they intend to purchase and, for the Charter Large Company Stock Index Fund, may purchase call options on S&P 500 futures contracts pending investment in the S&P 500 or to maintain liquidity. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The Funds may also seek to increase returns through options transactions (subject to the Charter Large Company Stock Growth Fund's 33 1/3% limitation for non-hedging purposes discussed previously under "Futures Contracts"). The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

Where applicable, each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract for non-bona fide hedging activities if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

Risks as to Futures Contracts And Related Options. There are several risks in connection with the use of futures contracts and related options as hedging devices and for speculative purposes. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

Successful use of hedging instruments by a Fund is also subject to a Fund's investment adviser's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by the Funds' investment adviser's of general market trends may not result in a completely successful hedging transaction.

It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, a Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of using futures contracts and related options cannot be foreseen and may cause the portfolio of a Fund to suffer losses which it would not otherwise sustain.

Options. The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Funds may invest; other financial instruments; and foreign currency. The Charter Large Company Stock Growth Fund will limit its use of derivative products, including options transactions, for non-hedging purposes to 33 1/3% of its total assets. Various options may be purchased and sold on exchange or over the counter markets.

Each Fund may purchase put and call options. Purchasing a put option gives a Fund the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Fund also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Fund that has written an option receives a premium that increases the Fund's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying instrument above the exercise price of the option. By writing a put option, a Fund will be exposed to the amount by which the price of the underlying instrument is less than the strike price.

By writing an option, a Fund incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying instrument from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. The Funds may only write options that are "covered." A covered call option means that until the expiration of the option, the Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying instrument; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying instrument; or (iii) a call option on the same underlying instrument with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position. In the case of a put option, the Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying instrument with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by a Fund's Adviser, and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Fund's use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments, and (ii ) possible lack of a liquid secondary market for an option.

Foreign Currency Transactions. A Fund holding securities denominated in currency other than U.S. dollars may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. In addition, a Fund may engage in currency exchange transactions for non-hedging, speculative purposes as a means of implementing Fund strategy. For example a Fund may engage in currency exchange transactions such as forward currency contracts as substitutes for investments in securities denominated in foreign currency.

Generally, Funds may engage in both "transaction hedging" and "position hedging". When a Fund engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes a Fund may also purchase exchange-listed call and put options on foreign currencies. A put option on currency gives the Fund the right to sell a currency at a specific exercise price. A call option on currency gives a Fund the right to purchase a currency at a specific exercise price. The time when call and put options are exercisable depends on whether the options are American options or European options. American options are exercisable at anytime during the option period. European options are exercisable only on a designated date.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Funds may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. For example, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Regardless of whether a Fund's investment adviser determines that it is advisable to hedge a Fund's currency risk, the Funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Forward Currency Contracts. The Funds may invest in forward currency contracts. A forward currency contract is an agreement between two parties to purchase and sell a specific quantity of a currency at a price specified at the time of the contract, with delivery and settlement at a specified future date. In the case of purchases of forward currency contracts, an amount of liquid assets, equal to the market value of the portfolio security sold, will be deposited in a segregated account with the Trust's Custodian to collateralize the position and ensure that the use of such contracts is unleveraged.

In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and their customers). A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades.

Forward currency contracts are less liquid than currency futures contracts, and there is an increased risk of default by the counterparty as compared to futures contracts. Forward currency contracts differ from currency futures contracts in certain other respects as well. For example, the maturity date of a forward contract may be any fixed number of days from the date in a given month.
Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward currency contracts are traded directly between currency traders so no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. There is no assurance that the Fund will be able to close a forward contract prior to maturity and, under such circumstances, the Fund may have exposure to adverse changes in exchange rates.

European Currency Transition.  On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

Loans and Other Direct Debt Instruments. The Funds may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

Purchaser of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associates with owing and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on TimesSquare' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Each Fund (except the Charter Money Market Fund, to a limited degree) limits the amount of total assets that it will invest in any one issuer or in issues within the same industry. For purposes of these limitations, each Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations requires the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Securities Lending. A Fund may lend securities to parties such as broker-dealers or institutional investors.

Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Fund's investment adviser to be of good standing. Furthermore, they will only be made if, in the investment adviser's judgment, the consideration to be earned from such loans would justify the risk.

The Funds' investment advisers understand that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Sovereign Debt Obligations. A Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Swap Agreements. The Funds may enter into swap agreements such as interest rate, index and currency exchange rate swaps. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e. the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the fund's investment adviser, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Money Market Instruments, and the Money Market Fund. Each Fund may invest in U.S. Government Direct Obligations, U.S. Government Agency Securities, Certificates of Deposit, Commercial Paper and Repurchase Agreements. See "Charter Money Market Fund" earlier in this Statement of Additional Information for a description of these instruments. Each Fund may also invest in the Charter Money Market Fund. Funds investing in the Charter Money Market Fund effectively do not pay advisory fees to the Money Market Fund and thus do not pay duplicative advisory fees, as TimesSquare waives a portion of its advisory fees due from those Funds in an amount that offsets the advisory fee it receives from the Charter Money Market Fund in respect to those investments.

Temporary Investments. When a Fund's investment adviser believes that a change in economic, financial, or political conditions make it advisable, the Fund may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

FUNDAMENTAL FUND POLICIES
-------------------------

The Funds are subject to the following restrictions which may not be changed without approval of the lesser of (i) 67% or more of that Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

A Fund may not:

1. Borrow money or issue senior securities, except that a Fund may borrow to the extent permitted by the 1940 Act for temporary or emergency purposes or to satisfy redemption requests, and except that each Fund (other than the Charter Money Market Fund and the Charter Large Company Stock Index Fund) may also borrow from banks in an amount not in excess of 33-1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

3. Concentrate 25% or more of its total assets in a particular industry, except the Charter Money Market Fund may invest up to 100% of its assets in the financial services industry or in instruments issued by U.S. banks. This restriction does not apply to securities issued by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

4. Purchase or sell mortgages or real estate, or invest in real estate limited partnerships, although a Fund may purchase securities of issuers that deal in real estate, including real estate investment trusts, and may purchase securities that are secured by interests in real estate.

5. Lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and
     (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission.

6. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets (taken at market value at the time of such investment) to be invested in the securities of such issuer except U.S. Government securities, including securities issued by its agencies and instrumentalities (or repurchase agreements with respect thereto).

7. For the Charter Money Market Fund and the Charter Large Company Stock Index Fund, with respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer (taken at the time of such investment), to be held by a Fund, and for all other Funds, purchase the securities of any issuer if such purchase would cause more than 10% of any class of the outstanding voting securities of such issuer (taken at the time of such investment) to be held by a Fund.

8. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

In applying the industry concentration restriction (number 3 above) the Charter Small Company Stock Value Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.

MANAGEMENT OF THE TRUST
-----------------------

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders.

The Trustees and the executive officers of the Trust are listed below, together with information as to their principal occupations during the past five years and other principal business affiliations. Each currently holds the equivalent position as Trustee and/or officer of CIGNA High Income Shares, CIGNA Institutional Funds Group and CIGNA Variable Products Group (except for Mr. Forde, who is not a Trustee of CIGNA Variable Products Group), and holds a similar position as Director and/or executive officer of CIGNA Investment Securities, Inc. (f/k/a INA Investment Securities, Inc.) Correspondence with any Trustee or officer may be addressed to the Trust, c/o TimesSquare Capital Management, Inc., S-210, 900 Cottage Grove Road, Hartford, CT 06152-2210.

HUGH R. BEATH, 69, Trustee; Advisory Director, AdMedia Corporate Advisors, Inc. (investment banking); previously Managing Director, AdMedia Corporate Advisors, Inc.; Chairman of the Board of Directors, Beath Advisors, Inc. (investment adviser).

RICHARD H. FORDE*, 47, Trustee; Senior Managing Director, TimesSquare; Chairman of the Board and President, CIGNA Funds Group and other investment companies in CIGNA Funds' complex. Mr. Forde is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA.

RUSSELL H. JONES, 56, Trustee; Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, industrial products and services); Corporator, Hartford Seminary; Trustee and Senior Fellow, American Leadership Forum; Trustee, Connecticut Policy and Economic Counsel; Corporator, Hartford Seminary; Secretary, Bloomfield Chamber of Commerce.

THOMAS C. JONES*, 54, Trustee; President, CIGNA Retirement and Investment Services; a division of CIGNA; Mr. Jones is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA.
Previously President, CIGNA Individual Insurance, a division of CIGNA; President, CIGNA Reinsurance--Property & Casualty, a division of CIGNA; Executive Vice President and Director, NAC RE Corporation (property and casualty reinsurance).

PAUL J. MCDONALD, 57, Trustee; Special Advisor to the Board of Directors, Friendly Ice Cream Corporation (family restaurants/dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Director, Springfield YMCA; Trustee, Basketball Hall of Fame; Director, Western Massachusetts Electric Company. Previously, Senior Executive Vice President and Chief Administrative Officer, Friendly Ice Cream Corporation.

ALFRED A. BINGHAM III, 55, Vice President and Treasurer, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc. (f/k/a INA Investment Securities, Inc.); Assistant Vice President, TimesSquare (f/k/a CIGNA Investments, Inc.).

JEFFREY S. WINER, 43, Senior Counsel, CIGNA; Vice President and Secretary,
CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc. (f/k/a INA Investment Securities, Inc.); previously Counsel, CIGNA.

*Trustees identified with an asterisk are considered interested persons of the Funds within the meaning of the 1940 Act because of their affiliation with CIGNA Corporation or its affiliates.

The Board has created an Audit Committee from among its members which meets periodically with representatives of PricewaterhouseCoopers LLP, independent accountants for the Trust, a Contracts Committee which, as part of its duties, considers the terms and the renewal of the Master Investment Advisory Agreement with TimesSquare, and a Nominating Committee which considers the identification of new members of the Board and the compensation of Trustees. The Nominating Committee, Audit Committee and Contracts Committee consist of Trustees who are not affiliated with CIGNA Corporation or any of its subsidiaries.

The Trust and its investment adviser and sub-advisers have adopted codes of ethics under rule 17j-1 of the 1940 Act. These codes permit personnel subject to these codes to invest in securities, including securities that may be purchased or held by the Funds, provided that personnel comply with applicable pre-clearance and blackout procedures under their respective code of ethics.

The Trust pays no compensation to any of its officers, other than the reimbursement of the costs of the Office of the Treasurer and the Office of the Secretary, or to any of their Trustees who are officers or employees of CIGNA Corporation or its affiliates. The following table shows compensation paid by the Trusts and other investment companies in the CIGNA fund complex to Trust Trustees in 2000:

                                                                                                Total
                                                        Pension or                              Compensation
                                                        Retirement                              from Trust and
                                        Aggregate       Benefits            Estimated Annual    CIGNA Fund
Name of Person,                         Compensation    Accrued As Part     Benefits Upon       Complex Paid to
Position with Trust                     from Trust      of Trust Expense    Retirement          Trustees(c)
---------------------------------------------------------------------------------------------------------------
Hugh R. Beath, Trustee (a)              $[   ]             -0-                -0-                $[   ]

Richard H. Forde, Trustee, Chairman       -0-              -0-                -0-                  -0-
and President

Russell H. Jones, Trustee               $[   ]             -0-                -0-                $[   ]

Thomas C. Jones, Trustee                  -0-              -0-                -0-                  -0-

Paul J. McDonald, Trustee (b)           $[   ]             -0-                -0-                $[   ]
                                        ------           ------              ----                ------
                                        $[   ]           $[   ]              $-0-                $[   ]
                                        ======           ======              ====                ======

_________________________

(a) All but $1,231 of Mr. Beath's 2000 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $215,952 as of December 31, 2000.
(b) All but $1,231 of Mr. McDonald's 2000 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $188,470 as of December 31, 2000.
(c) There were four (4) investment companies besides the Trust in the CIGNA fund complex.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

As of March 31, 2001, record and beneficial owners of five percent or more of the shares of the Institutional Class of the Charter Money Market Fund were as follows:

                                                                             Percentage of*
Shareholder                                   Address                          Ownership
CIGNA HealthCare of California, Inc.    505 North Brand Blvd.                       22.0%
                                        Glendale CA  91205

CIGNA HealthCare of Virginia, Inc.      4050 Innslake Drive                         14.0%
                                        Glen Allen, VA 23060

CIGNA HealthCare of Texas, Inc.         600 Las Colinas Blvd., Suite 1100            9.5%
                                        Irving, TX 85029

CIGNA HealthCare of Florida, Inc.       5404 Cypress Center Drive                    8.1%
                                        Tampa, Florida 33609

CIGNA Community Choice, Inc.            11001 North Black Canyon Blvd.               5.6%
                                        Phoenix, Arizona 85029


As of March 31, 2001, all of the Retail Class shares of the Funds were owned by Fiserve, 2005 Market Street, Philadelphia, PA 19103 on behalf of brokerage account customers. The Fund is not aware of any brokerage account customers owning more than 5% of the shares of this class of the Funds.

As of March 31, 2001, owners of five percent or more of the shares of the Large Company Stock Index Fund were as follows:

                                                                   Percentage of*
Shareholder                                Address                  Ownership
Insurance Company of North America     Two Liberty Place                  6.2%
                                       1601 Chestnut St.
                                       Philadelphia PA 19192

ACE Property and Casualty Insurance    Two Liberty Place                 47.2%
Company                                1601 Chestnut St.
                                       Philadelphia PA 19192

ACE American Insurance Company         Two Liberty Place                 32.5%
                                       1601 Chestnut St.
                                       Philadelphia PA 19192

Pacific Employers Insurance Company    Two Liberty Place                 14.1%
                                       1601 Chestnut St.
                                       Philadelphia PA 19192

*Owners of 25% or more of the shares of a Fund are deemed to control the Fund.

The Trustees and officers do not own any Fund shares.

Security Ownership of CIGNA

CIGNA advises that Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1999 it held 14,483,049 shares, or 7.8%, of the outstanding common stock of CIGNA. Sanford Bernstein also reported sole voting power as to 6,817,757, shared voting power as to 1,941,439, and sole dispositive power as to all 14,483,049 of these shares. Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, MA 02109, reported that as of December 31, 1999 it held 9,603,380 shares, or 5.16%, of the outstanding common stock of CIGNA. Wellington also reported sole voting power as to none, shared voting power as to 1,236,080, and shared dispositive power as to all of these shares. FMR Corp. ("FMR"), 82 Devonshire Street, Boston, MA 02109, reported that as of December 31, 1999 it held 15,849,564 shares, or 8.523% of the outstanding common stock of CIGNA. FMR also reported sole power to vote or to direct the vote of 2,168,854 shares and sole power to dispose or to direct the disposition of all 15,849,564 of these shares.


INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

The investment adviser to the Funds is TimesSquare Capital Management, Inc. (TimesSquare), an indirect, wholly-owned subsidiary of CIGNA Corporation. TimesSquare also serves as investment adviser for other investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. As of December 31, 2000 TimesSquare managed assets of approximately $____ billion. TimesSquare's mailing address is Four Times Square, 25/th/ Floor, New York, New York 10036.

Sub-Advisers

TimesSquare hires investment sub-advisers who (subject to the control of the Board of Trustees) independently manage the investment operations of certain of the funds and determine what investments that fund will purchase and sell. The sub-advisers have no affiliations with TimesSquare other than as discretionary managers for a Fund's'portfolio, except some sub-advisers (and their affiliates) may effect brokerage transactions for the Funds. Also, some sub-advisers may manage other portfolios for affiliates of TimesSquare. These sub-advisers, and the Funds they manage, are:

Charter Balanced Fund              INVESCO, Inc. ("INVESCO"), One Midtown Plaza,
                              1360 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309. INVESCO and its affiliated asset management companies currently managed approximately $___ billion of assets as of December 31, 2000 on behalf of tax-exempt accounts (such as pension and profit-sharing funds for corporations and state and local governments) and investment companies. INVESCO is an indirect wholly-owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $296 billion in assets under management on June 30, 1999.

Charter Large Company Stock
Growth Fund                   Morgan Stanley Dean Witter Investment Management
                              Inc. ("MSDW"), with principal offices at 1221
                              Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2000, MSDW, together with its affiliated institutional asset management companies, managed assets of approximately $
                              __________billion, including assets under fiduciary advice. MSDW is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

Charter Large Company Stock
Value Fund                    John A. Levin & Co. ("Levin"), One Rockefeller
                              Plaza, 19th Floor, New York, New York 10020, is an advisory firm founded in 1982. As of December 31, 2000, Levin managed approximately $_____ billion in assets. Levin is an indeirect subsidiary of Baker, Fentress & Company.


Charter Small Company Stock
Value Fund                    Berger LLC, 210 University Boulevard, Suite 900,
                              Denver, Colorado 80206 serves as investment adviser, sub-adviser, administrator or sub-administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for over 20 years. As of December 31, 2000, Berger Associates managed about
                              $____ billion in assets. Berger LLC is a Nevada
                              Limited Liability Company and is a subsidiary of Stilwell Management Inc., which owns more than 80% of Berger LLC and is an indirect subsidiary of Stilwell Financial Inc. Berger LLC has in turn hired Perkins, Wolf, McDonnell & Company ("PWM"),
                              53 West Jackson Boulevard, Suite 818, Chicago,
                              Illinois, 60604 to manage the investment operation of the fund. PWM was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell &
                              Company. PWM sub-advises the Berger Small Cap
                              Value Fund. Robert Perkins owns 49% of PW. Gregory
                              E. Wolf owns 20% of PWM and serves as its Treasurer and Director.

Charter Foreign Stock Fund    Bank of Ireland Asset Management (U.S.) Limited
                              ("BIAM"), 20 Horseneck Lane, Greenwich, CT 06830
                              (North American office); 26 Fitzwilliam Place,
                              Dublin 3, Ireland (Ireland office). BIAM serves as investment advisor or sub-adviser to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966.
                              As of December 31, 2000, BIAM managed
                              approximately $_______ billion in assets. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide.
                              Bank of Ireland provdes investment management services through a network of related companies.

Pursuant to the Master Investment Advisory Agreement between the Trust and TimesSquare, TimesSquare manages the investment and reinvestment of the assets of the Funds that do not have sub-advisers. Each sub-adviser has this responsibility for its particular fund. TimesSquare is also responsible for evaluating and monitoring the performance of the sub-advisers.

Subject to the control and periodic review of the Board of Trustees of the Trust, TimesSquare and the sub-advisers determine what investments shall be purchased, held, sold or exchanged for the account of the Funds. Accordingly, the role of the Trustees is not to approve specific investments, but rather to exercise a control and review function.

The Trust pays all expenses not specifically assumed by TimesSquare, including compensation and expenses of Trustees who are not directors, officers or employees of TimesSquare or any other affiliates of CIGNA Corporation; investment management fees; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Trust; taxes and corporate fees; legal fees incurred in connection with the affairs of the Trust; expenses of meetings of the shareholders and Trustees; and any expenses allocated or allocable to a specific class of shares.

TimesSquare, at its own expense, furnishes to the Trust office space and facilities and, except with respect to the Office of the Treasurer and Office of the Secretary as provided in the Master Investment Advisory Agreement, all personnel for managing the affairs of the Trust and the Fund. The Trust and other registered investment companies advised by TimesSquare have agreed to reimburse TimesSquare for its costs of maintaining the Office of the Treasurer and the cost of the Office of the Secretary as provided in their respective investment advisory agreements. TimesSquare has estimated that in 2001 the total expenses of the Office of the Treasurer for all funds in the CIGNA fund complex will not exceed $________________ and the expenses of the Office of the Secretary are not expected to exceed $______. The portion of these expenses allocated to each Fund for calendar year 2001 are not expected to exceed the following amounts:

                                             Office of      Office of
                                           the Treasurer  the Secretary
                                           -------------  -------------

Charter Money Market Fund                        $            $
Core Plus Fixed Income Fund                      $            $
Charter Large Company Stock Index Fund           $            $
Charter Large Company Stock Growth Fund          $            $
Charter Large Company Stock Value Fund           $            $
Charter Small Company Stock Growth Fund          $            $
Charter Small Company Stock Value Fund           $            $
Charter Balanced Fund                            $            $
Charter Foreign Stock Fund                       $            $

In 2000 the costs reimbursed by the Funds for the Office of the Treasurer and the Office of the Secretary totaled $_________ ($__________ ] - Office of the Treasurer; $_______ - Office of the Secretary). The Board of Trustees of the Trust has approved the method under which this cost will be allocated to the Trust, and then to each Fund.

As full compensation for the investment management and all other services rendered by TimesSquare, each Fund pays TimesSquare a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the applicable Fund's average daily net assets as follows:

Charter Money Market Fund                    0.35%
Core Plus Fixed Income Fund                  0.60%
Charter Balanced Fund                        0.75%
Charter Large Company Stock Growth Fund      0.80%
Charter Large Company Stock Value Fund       0.75%
Charter Large Company Stock Index Fund       0.25%
Charter Small Company Stock Growth Fund      1.00%
Charter Small Company Stock Value Fund       1.00%
Charter Foreign Stock Fund                   1.00%

Trust-wide expenses not identifiable to any particular series of the Trust will be allocated among the series. TimesSquare has voluntarily agreed, until April 30, 2002, to reimburse the Funds to the extent that the annual operating expenses in any one year (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of the Fund exceed a percentage of the value of the Fund's average daily net assets, as follows:

                                           Institutional   Premier   Retail
                                           Class           Class     Class
                                           -------------   -------   ------
Charter Money Market Fund                  0.45%           0.70%     0.95%
Core Plus Fixed Income Fund                0.45%           0.85%     0.95%
Charter Balanced Fund                      0.80%           1.00%     1.25%
Charter Large Company Stock Growth Fund    0.80%           1.00%     1.25%
Charter Large Company Stock Value Fund     0.80%           1.00%     1.25%
Charter Large Company Stock Index Fund     0.25%           0.35%     0.60%
Charter Small Company Stock Growth Fund    1.05%           1.25%     1.50%
Charter Small Company Stock Value Fund     1.05%           1.25%     1.50%
Charter Foreign Stock Fund                 1.05%           1.25%     1.50%

The Funds incurred management fees for the years ended December 31, 2000, 1999 and 1998 as follows:

------------------------------------------------------------------------------------------------------
                                                                                         Fees Net of
------------------------------------------------------------------------------------------------------
                                                   Management  Fee                      Waivers and/or
------------------------------------------------------------------------------------------------------
  Fund                                             Fees*       Waivers  Reimbursements  Reimbursements
  ----                                             -----       -------  --------------  --------------
------------------------------------------------------------------------------------------------------
  Charter Money Market Fund
------------------------------------------------------------------------------------------------------
  Core Plus Fixed Income Fund
------------------------------------------------------------------------------------------------------
  Charter Balanced Fund**
------------------------------------------------------------------------------------------------------
  Charter Large Company Stock Growth Fund**
------------------------------------------------------------------------------------------------------
  Charter Large Company Stock Value Fund**
------------------------------------------------------------------------------------------------------
  Charter Large Company Stock Index Fund
------------------------------------------------------------------------------------------------------
  Charter Small Company Stock Growth Fund**
------------------------------------------------------------------------------------------------------
  Charter Small Company Stock Value Fund**
------------------------------------------------------------------------------------------------------
  Charter Foreign Stock Fund**
------------------------------------------------------------------------------------------------------
    *gross of reimbursements and/or waivers
------------------------------------------------------------------------------------------------------
   **commenced operations January 2000
------------------------------------------------------------------------------------------------------

From its advisory fees received from the Funds, TimesSquare pays all fees to the sub-advisers for their investment selection services. Quarterly, each sub-adviser is paid the pro rata portion of an annual fee, based on the average for the quarter of the Fund's assets allocated to the sub-adviser. For the years ended December 31, 2000, 1999 and 1998, management fees paid to the sub-advisers of the Funds were:

                                                                                                        Annual Rate
---------------------------------------------------------------------------------------------------------------------------------
                                                                      $ Amount Paid         (as a % of average daily net assets)
---------------------------------------------------------------------------------------------------------------------------------
  Fund                                             Sub-Adviser    1998/1/   1999/1/  2000   1998/1/     1999/1/       2000
  ----                                             -----------    -----     -----    ----   ------      ------        ----
---------------------------------------------------------------------------------------------------------------------------------
  Charter Balanced Fund                            INVESCO           --       --             --
---------------------------------------------------------------------------------------------------------------------------------
  Charter Large Company Stock Growth Fund          MSDW              --       --             --
---------------------------------------------------------------------------------------------------------------------------------
  Charter Large Company Stock Value Fund           LEVIN             --       --             --
---------------------------------------------------------------------------------------------------------------------------------
  Charter Small Company Stock Value Fund           BERGER LLC        --       --             --
---------------------------------------------------------------------------------------------------------------------------------
  Charter Small Company Stock Growth Fund 2        Fiduciary         --       --             --
---------------------------------------------------------------------------------------------------------------------------------
  Charter Foreign Stock Fund                       BIAM              --       --             --
---------------------------------------------------------------------------------------------------------------------------------
    /1/Funds did not commence operations until January 2000
---------------------------------------------------------------------------------------------------------------------------------
    /2/From inception to September 7, 2000, the Fund was sub-advised by Fiduciary International, Inc. ("Fiduciary")
---------------------------------------------------------------------------------------------------------------------------------


TimesSquare may make payments from its management fee, its past profits, or any source available to broker-dealers and other financial intermediaries for their distribution assistance.

The Master Investment Advisory Agreement provides that it will continue from year to year as to the Fund provided that such continuance is specifically approved at least annually: (a) by a vote of the "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of that Fund or by the Board of Trustees of the Trust, and (b) by a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Master Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty (a) upon 60 days' written notice by vote of the Trustees of the Trust, or with respect to any series of the Trust, by vote of a majority of the outstanding voting securities of that series, or (b) by TimesSquare upon 90 days' written notice to the Trust in the case of the Master Investment Advisory Agreement and (ii) will automatically terminate in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Master Trust Agreement acknowledges CIGNA Corporation's control over the name "CIGNA". The Trust would be obliged to change its name to eliminate the word "CIGNA" (to the extent it could lawfully do so) in the event CIGNA Corporation were to withdraw its permission for use of such name. CIGNA Corporation has agreed not to withdraw such permission from the Trust or a series of the Trust so long as an affiliate of CIGNA Corporation shall be the investment adviser for such series.

UNDERWRITER
-----------

CIGNA Financial Services, Inc. ("CFS") serves as the Trust's distributor pursuant to a distribution contract which is subject to annual approval by the Board of Trustees. CFS is an indirect, wholly-owned subsidiary of CIGNA Corporation and, along with TimesSquare, is under the control of CIGNA Corporation. CFS' address is One Commercial Plaza, Hartford, CT 06103. The distribution contract is terminable without penalty, at any time, by the Trust upon 60 days' written notice to CFS or by CFS upon 60 days' notice, to the Trust. CFS is not obligated to sell any specific amount of Trust shares. Pursuant to the distribution contract, CFS continuously offers Fund shares. CFS receives no compensation from the Funds for its services other than Rule 12b-1 compensation and sub-accounting services compensation for certain classes of shares pursuant to the Funds' Rule 12b-1 Distribution Plan and its Sub-Accounting Agreement.

Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Retail Class of each Fund to pay for services provided to Retail Class shareholders. Each Retail Class will pay CIGNA Financial Services, Inc. (CFS)
 .25% annually of its average daily net assets for providing shareholder services to retail class shareholders, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts, and similar account administrative services, and for activities intended to result in distribution of Fund shares. The plan compensates CFS regardless of CFS' actual expenses.

The principal types of shareholder service activities that providers will furnish under the plan include receiving, aggregating, and processing shareholder or beneficial owner orders; providing and maintaining retirement account and other records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administration services.

The principal types of distribution activities that providers will furnish under the plan are formulating and implementing marketing and promotional activities; printing and distributing prospectuses to prospective shareholders, and other activities primarily intended to result in the sale of shares.

The Fixed Income Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows its Premier Class to pay CFS 0.15% annually of its average daily net assets for providing shareholder services to premier class shareholders and activities intended to result in distribution of Fixed Income Fund shares, as described above.

The Funds anticipate that the plans will result in increased sales of Fund shares and an increase in the amount of assets in the Funds, permitting various Fund expenses (such as custodian fees, audit and legal fees, trustee fees) to be spread across a larger shareholder base and amount of assets, permitting greater economies of scale.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have do direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the Funds may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Funds or the relevant class of the Funds, as the case may be.

Under the 12b-1 plan, the Retail (and, for the Fixed Income Fund, the Premier class) classes of the Funds paid 12b-1 fees to CFS for the year ended December 31, 2000 as follows:

-----------------------------------------------------------------------------
  Fund                                               12b-1 Fees Paid
  ----                                               ---------------
-----------------------------------------------------------------------------
  Charter Money Market Fund
-----------------------------------------------------------------------------
  Core Plus Fixed Income Fund
-----------------------------------------------------------------------------
  Charter Balanced Fund
-----------------------------------------------------------------------------
  Charter Large Company Stock Growth Fund
-----------------------------------------------------------------------------
  Charter Large Company Stock Value Fund
-----------------------------------------------------------------------------
  Charter Large Company Stock Index Fund
-----------------------------------------------------------------------------
  Charter Small Company Stock Growth Fund
-----------------------------------------------------------------------------
  Charter Small Company Stock Value Fund
-----------------------------------------------------------------------------
  Charter Foreign Stock Fund
-----------------------------------------------------------------------------

CUSTODIAN AND TRANSFER AGENT
----------------------------

The Trust's Custodian and Transfer Agent is State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02107. Under its Custodian Agreement, State Street maintains the portfolio securities of each Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio, determines the net asset value of shares of each Fund on a daily basis and performs such other ministerial duties as are included in the Custodian Agreement and Agency Agreement, copies of which are on file with the Securities and Exchange Commission.

SUB-ACCOUNTING SERVICES
-----------------------

The Funds have entered into a Sub-Accounting Agreement with CFS where CFS will provide, or arrange for others to provide, sub-accounting services to Premier and Retail Class shareholders of each Fund. CFS may compensate financial institutions that are dealers of record or holders of record or that have a servicing relationship with Fund shareholders. These services include maintaining books and records for each beneficial owner of Premier and Retail Class shares, preparing and mailing summary monthly statements, generating and mailing confirmations of each purchase and sale and other customary sub-accounting services.

For providing these services, the Premier and Retail Class of each Fund shall pay CFS 0.20% of its average daily net assets per annum, except the Money Market, Core Plus and Foreign Stock Funds shall pay 0.25%.

Under the sub-Accounting Agreement, the Funds' Premier and Retail classes paid CFS the following amounts during the year ended December 31, 2000.

-----------------------------------------------------------------------------
  Fund                                               Sub-Accounting  Fees
  ----                                               --------------------
-----------------------------------------------------------------------------
  Charter Money Market Fund
-----------------------------------------------------------------------------
  Core Plus Fixed Income Fund
-----------------------------------------------------------------------------
  Charter Balanced Fund
-----------------------------------------------------------------------------
  Charter Large Company Stock Growth Fund
-----------------------------------------------------------------------------
  Charter Large Company Stock Value Fund
-----------------------------------------------------------------------------
  Charter Large Company Stock Index Fund
-----------------------------------------------------------------------------
  Charter Small Company Stock Growth Fund
-----------------------------------------------------------------------------
  Charter Small Company Stock Value Fund
-----------------------------------------------------------------------------
  Charter Foreign Stock Fund
-----------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP acts as independent accountant for the Trust. Its offices are at 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP representatives annually perform an audit of the financial statements of the Trust's series and provide accounting advice and services throughout the year. PricewaterhouseCoopers LLP reports its activities and the results of its audit to the Audit Committee of the Board of Trustees. PricewaterhouseCoopers LLP also provides certain tax advice to the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES
----------------------------------------

With respect to Fund transactions, it is the policy of TimesSquare and the sub-advisers (the "Advisers") on behalf of their clients, including the Funds, to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and spreads, and research services, consistent with obtaining best execution.

In seeking best execution, the Advisers will select brokers/dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.

The Advisers will determine, generally without limitation, the brokers/dealers through whom, and the commission rates or spreads at which, securities transactions for client accounts are executed. The Advisers may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if they determine that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the executing broker/dealer, viewed in terms of either that particular transaction or the Advisers' overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by the Advisers. Research services may include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Where a research service product has a mixed use, that is, the product may serve a number of functions certain of which are not related to the making of investment decisions, the Advisers allocates the cost of the product on a basis which they deem reasonable, according to the various uses of the product, and maintains records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services is paid through credit earned from the Fund's brokerage business. Research services may be used in advising all accounts advised by the Advisers, and not all such services are necessarily used by an Adviser in connection with the specific account that paid commissions to the broker/dealer providing such services.

Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down.

The Funds paid the following amounts of brokerage commissions during the last three years ended December 31:

------------------------------------------------------------------------
  Fund                                                1998   1999  2000
  ----                                                ----   ----  ----
------------------------------------------------------------------------
  Core Plus Fixed Income Fund*                         --     --
------------------------------------------------------------------------
  Charter Balanced Fund*                               --     --
------------------------------------------------------------------------
  Charter Large Company Stock Growth Fund*             --     --
------------------------------------------------------------------------
  Charter Large Company Stock Value Fund*              --     --
------------------------------------------------------------------------
  Charter Large Company Stock Index Fund               --     --
------------------------------------------------------------------------
  Charter Small Company Stock Growth Fund*             --     --
------------------------------------------------------------------------
  Charter Small Company Stock Value Fund*              --     --
------------------------------------------------------------------------

--------------------------------------------------------------------------
  Charter Foreign Stock Fund*
--------------------------------------------------------------------------
  *commenced operations in 2000                        --       --
--------------------------------------------------------------------------


The Charter Large Company Stock Growth Fund paid the following commissions to an
affiliated broker dealer for the year ended December 31, 2000: [     ]

The Charter Money Market Fund paid no brokerage commissions in 1999, 1998 or 1997. During 1999, 1998 and 1997, the Charter Large Company Stock Index Fund (f/k/a the S&P 500 Index Fund) paid $4,885, $53,151 and $37,741 in commissions, respectively, substantially all of which was paid to firms which provide research services to TimesSquare.

Neither the Trust nor any Adviser presently allocates brokerage commissions to, or place orders for portfolio transactions with, either directly or indirectly, brokers or dealers based on their sales of Fund shares. Except as noted, neither the Trust nor TimesSquare utilizes an affiliated broker or dealer in effecting Fund portfolio transactions and does not recapture commissions paid in such transactions.

CAPITAL STOCK
-------------

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

The Institutional, Premier and Retail classes of the Funds represent interests in each Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses and exchange privileges, and the Premier and Retail classes have exclusive voting rights on matters relating to their record keeping arrangements and distribution plans.

Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Master Trust Agreement disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

Shares of each Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any other series of the Trust. On any matter submitted to a vote of shareholders of the Trust, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual series or class of shares, a separate vote of shareholders of that series or class would be required. Shareholders of a series or class would not be entitled to vote on any matter which does not affect that series or class but which would require a separate vote of another series or class.

When issued, shares of the Funds are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES
----------------------------------------------

Shares of the Funds are sold on a continuous basis without any initial sales charge at the Fund's net asset value per share.

Retirement and Savings Plan Participants. The Funds may be available as an investment option in employer-sponsored or other type of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a Fund as an investment option.

Brokerage Account Purchases. All investors other than affiliates of CIGNA Corporation or employer sponsored or other type of retirement or savings plan participants or institutional investors eligible to invest in the Institutional Class or Premier Class must purchase shares through CFS, the Fund's underwriter, or a dealer who has entered into a dealer agreement with CFS. Orders placed through a brokerage representative are priced as of the close of business on the day the order is received by CFS or the transfer agent, provided the order is received by 4:00 p.m. Eastern Time. Brokerage representatives are responsible for the prompt transmission of purchase and redemption orders placed through them by shareholders.

Institutional investors eligible to purchase Institutional Class or Premier Class shares must place orders through CIGNA Funds shareholder services.

The Funds reserve the right to revise their redemption procedures on 30-days' notice. The Funds may suspend redemptions or postpone the date of payment during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on such Exchange is restricted; (b) the Securities and Exchange Commission has by order permitted such suspension for the protection of the Fund's shareholders; or (c) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

Pricing. Each Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the fund. Net assets are the excess of a Fund's assets over its liabilities.

The investments of the Charter Money Market Fund are valued at amortized cost. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates or other factors on the market value of the instrument. The amortized cost method may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

The valuation of the investments of the Charter Money Market Fund at amortized cost is permitted by the Securities and Exchange Commission, and the Fund is required to adhere to certain conditions so long as they use this valuation method. The Charter Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will purchase only instruments having remaining maturities of 397 days or less (except as permitted under Rule 2a-7 of the 1940 Act with respect to variable and floating rate instruments) and will invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has also established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures include a review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take such corrective action as it deems necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using readily available market quotations in which case, the net asset value could possibly be greater or less than $1.00 per share.

TAX MATTERS
-----------

All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

The series of shares of the Trust is treated as a separate association taxable as a corporation.

Each Fund intends to qualify and elect to be treated under the Internal Revenue Code of 1986 (the Code), as amended, as a regulated investment company (RIC) for each taxable year. As of the date hereof, each Fund must, among other things meet the following requirements: A. each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. each Fund must diversify its holdings so that, at the end of each fiscal quarter: i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

Each Fund intends to satisfy requirements under the Code relating to the distribution of its net income so that, in general, the Fund will not be subject to Federal income tax (FIT) on its investment company taxable income and net capital gains designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Each Fund is subject to a nondeductible 4% excise tax if it does not meet certain distribution requirements under the Code. To avoid this excise tax, during each calendar year, a Fund must distribute: 1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, 2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year, and 3) all ordinary income and capital gains from previous years that were not distributed during such years.

Dividends declared to shareholders of record on a date in October, November or December will be taxable to shareholders in the year declared as long as the Fund pays the dividends no later than January of the following year.

Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures or options contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first, to the extent that the modified "wash sale" rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, a fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the Regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends-received deduction. In certain cases, the "wash sale" rules of Section 1091 of the Code may operate to defer deductions for losses.

Section 1256 of the Code generally requires that certain futures and options be "marked-to-market" at the end of each year for FIT purposes. Section 1256 further characterizes 60% of any gain or loss with respect to such futures and options as long-term capital gain or loss and 40% as short-term capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

Upon a sale or redemption of Fund shares, a shareholder who is not a dealer in securities will realize gain or loss which will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, if a shareholder disposes of shares held for six months or less, any loss realized will be characterized as long-term capital loss to the extent of any capital gain dividends made to such shareholder prior to such disposition. In addition, shareholders need to consider the general wash sale rule which may impact shareholders who sell their shares at a loss and purchase shares within a sixty-one day time frame.

PERFORMANCE INFORMATION
-----------------------

Total return figures for the Funds are neither fixed nor guaranteed, and a Fund's principal is not insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. Each Fund may provide performance information in reports, sales literature and advertisements. Each Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. The following is a list of such publications or media entities:

   Advertising Age             Financial Times          Kiplinger
   Barron's                    Financial Weekly         Money
   Barron's/Nelson's           Financial World          Mutual Fund Forecaster
   Best's Review               Forbes                   Nation's Business
   Broker World                Fortune                  New York Times
   Business Week               Global Investor          Pension World
   Changing Times              Hartford Courant         Pensions & Investments
   Christian Science Monitor   Institutional Investor   Personal Investor
   Consumer Reports            Insurance Forum          Philadelphia Inquirer
   Economist                   Insurance Weekly         The Times (London)
   Equity International        International Business   USA Today
   FACS of the Week             Week                    U.S. News & World Report
   Far Eastern                 Investing                Wall Street Journal
   Economic Review             Investor's Chronicle     Washington Post
   Financial Adviser           Investor's Daily         CNN
   Financial Planning          Journal of the American  CNBC
   Financial Product News       Society of CLu & ChFC   PBS
   Financial Services Week

 Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

    Bank Rate Monitor
    Lipper Analytical Services                    Stanger Report
    CDA Investment Technologies, Inc.             Weisenberger
    Frank Russell Co.                             Micropal, Ltd.
    InterSec Research                             Donoghues
    Mutual Fund Values (Morningstar)

Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

   Standard & Poor's 400 Index
   Standard & Poor's 500 Stock Index              Bond Buyer Index
   Dow Jones Industrial Average                   NASDAQ
   EAFE Index                                     COFI
   Consumer Price Index                           First Boston High Yield Index
   Lehman Bond Indices

Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

   10 year Treasuries
   30 year Treasuries
   90 day Treasury Bills

Advertising for a Fund may from time to time include discussions of general economic conditions and interest rates, and may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose the largest holdings in the Fund's portfolio.

From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, inflation.

Although performance data may be useful to prospective investors in comparing with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

Total Return Quotations
-----------------------

The standard formula for calculating total return, as described in the prospectus, is as follows:

                                  P(1+T)/n/=ERV


Where P     =   A hypothetical initial payment of $1,000.
      T     =   average annual total return.
      n     =   number of years.
      ERV   =   ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

Cumulative total return across a stated period may be calculated as follows:

                                  P(1+V)=ERV

Where     P    =  A hypothetical initial payment of $1,000.
          V    =  cumulative total return.
          ERV  =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

The average annual total returns for each of the Funds (institutional, premier and retail classes), for the 1, 5 and 10 year periods (or since inception, if shorter) ended December 31, 2000, were as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                                                Periods ended December 31, 2000   Institutional Class
                                                                -------------------------------   -------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                          1 Year          5 Years          10 Years              Since Inception
                                                          ------          -------          --------              ---------------
---------------------------------------------------------------------------------------------------------------------------------
Charter Money Market Fund                                           %                %                 %             %
---------------------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                                     ----             ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Balanced Fund**                                         ----             ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Large Company Stock Growth Fund**                       ----             ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Large Company Stock Value Fund**                        ----             ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Large Company Stock Index Fund**                            %            ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Small Company Stock Growth Fund**                       ----             ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Small Company Stock Value Fund**                        ----             ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Foreign Stock Fund**                                    ----             ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
   *The inception date of the Charter Large Company Stock Index Fund (f/k/a CIGNA S&P 500 Index Fund) was July 1, 1997.
 **commenced operations in 2000
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                              Periods ended December 31, 2000     Premier Class
                                                              -------------------------------     -------------
---------------------------------------------------------------------------------------------------------------------------------
                                                              1 Year           5 Years           10 Years        Since Inception
                                                              ------           -------           --------        ---------------
---------------------------------------------------------------------------------------------------------------------------------
Charter Money Market Fund                                             %                 %                 %             %
---------------------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                                       ----              ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Balanced Fund**                                           ----              ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Large Company Stock Growth Fund**                         ----              ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Large Company Stock Value Fund**                          ----              ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Large Company Stock Index Fund*                               %             ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Small Company Stock Growth Fund**                         ----              ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Small Company Stock Value Fund**                          ----              ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
Charter Foreign Stock Fund**                                      ----              ----              ----              %
---------------------------------------------------------------------------------------------------------------------------------
   *The inception date of the Charter Large Company Stock Index Fund (f/k/a CIGNA S&P 500 Index Fund) was July 1, 1997.
 **commenced operations in 2000
---------------------------------------------------------------------------------------------------------------------------------

                                                                  Periods ended December 31, 2000                Retail Class
                                                                  -------------------------------                ------------
---------------------------------------------------------------------------------------------------------------------------------
                                                               1 Year          5 Years           10 Years       Since Inception
                                                               ------          -------           --------       ---------------
---------------------------------------------------------------------------------------------------------------------------------
Charter Money Market Fund                                             %                 %                 %           %
---------------------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                                       ----              ----              ----            %
---------------------------------------------------------------------------------------------------------------------------------
Charter Balanced Fund**                                           ----              ----              ----            %
---------------------------------------------------------------------------------------------------------------------------------
Charter Large Company Stock Growth Fund**                         ----              ----              ----            %
---------------------------------------------------------------------------------------------------------------------------------
Charter Large Company Stock Value Fund**                          ----              ----              ----            %
---------------------------------------------------------------------------------------------------------------------------------
Charter Large Company Stock Index Fund*                               %             ----              ----            %
---------------------------------------------------------------------------------------------------------------------------------
Charter Small Company Stock Growth Fund**                         ----              ----              ----            %
---------------------------------------------------------------------------------------------------------------------------------
Charter Small Company Stock Value Fund**                          ----              ----              ----            %
---------------------------------------------------------------------------------------------------------------------------------
Charter Foreign Stock Fund**                                      ----              ----              ----            %
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   *The inception date of the Charter Large Company Stock Index Fund (f/k/a
    CIGNA S&P 500 Index Fund) was July 1, 1997.
  **commenced operations in 2000
--------------------------------------------------------------------------------

Over time, the Charter Large Company Stock Index Fund expects the correlation between the performance of the Fund and the S&P 500 Index to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the index. Because the Fund incurs operating expenses, as opposed to the index, a perfect correlation of 1.00 is unlikely to be achieved.

Yield Quotations
----------------

The standard formula for calculating yield for each Fund except the Charter Money Market Fund, as described in the Prospectus, is as follows:

                       YIELD = 2[((a-b)/(c x d) + 1)/6/-1]
Where:

 a   =  dividends and interest earned during a stated 30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

b    =  expenses accrued during period (net of reimbursements).

c    =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

d    =   the maximum offering price per share on the last day of the period.

The standard formula for calculating annualized yield for the Charter Money Market Fund, as described in the Prospectus, is as follows:

                               Y = V\\1\\ - V\\0\\ x 365
                                   -------           ---
                                   V\\0\\             7

Where        Y        =       7 day annualized yield.
             V\\0\\   =       the value of a hypothetical pre-existing account
                              in the Fund having a balance of one share at the
                              beginning of a stated seven-day period.
             V\\1\\   =       the value of such an account at the end of the
                              stated period.
    V\\1\\ - V\\0\\   =       base period return.
    ---------------
        V\\0\\


The annualized yield for the CIGNA Charter Money Market Fund for the 7 days ended December 31, 2000 was ____% (institutional class), was ____% (premier class) and _____% (retail class).

The standard formula for calculating effective annualized yield for the Charter Money Market Fund, as described in the Prospectus, is as follows:

                             EY = [(Y+1)/365/7/] - 1

Where EY  =  effective annualized yield.
       Y  =  base period return.


The effective annualized yield for the Charter Money Market Fund for the 7 days ended December 31, 2000 was ___% (institutional class), was ____% (premier class) and _____% (retail class).


For the purpose of the annualized yield and effective annualized yield, the net change in the value of the hypothetical Charter Money Market Fund account reflects the value of additional shares purchased with dividends from the original shares and any such additional shares, and all fees charged (if any), other than non-recurring account charges, to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

REDEMPTIONS PAID IN CASH
------------------------

Pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended, each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. This election is irrevocable while such Rule is in effect unless the Securities and Exchange Commission by order upon application permits the withdrawal of the Fund's notification of election. Redemptions by any one shareholder during any 90 day period in excess of $250,000 or 1% of the net assets of the Fund may be made in readily marketable securities.

FINANCIAL STATEMENTS
--------------------

The financial statements for CIGNA Funds Group for the year ended December 31, 2000, as contained in the Annual Reports to Shareholders, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the year ended December 31, 2000 have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon also are incorporated herein by reference.

                    APPENDIX - DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium grade obligations
          (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:   Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:    Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation

  AAA:   An obligation rated AAA has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment is EXTREMELY STRONG.

  AA:    An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

  A:     An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

  BBB:   An obligation rated BBB exhibits ADEQUATE protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB:    An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B:     An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC:   An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

 CC:     An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

  C:     The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D:     An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r:     This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                            REGISTRATION STATEMENT
                                      on
                                   FORM N-1A

                           PART C: OTHER INFORMATION

Item 23. Exhibits.
-----------------

   a. Second Amended and Restated Master Trust Agreement of Registrant dated July 28, 1998, incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement filed electronically October 2, 1998.

   a.  (i)     Amendment No. 1 to Second Amended and Restated Master Trust
               Agreement of Registrant dated October 29, 1999, incorporated by reference to Post-Effective Amendment No. 63 to Registrant's
               Registration Statement filed electronically December 23, 1999.

*  a.  (ii)    Amendment No. 2 to Second Amended and Restated Master Trust
               Agreement of Registrant dated as of April 24, 2000.

   b. The Amended and Restated By-Laws of Registrant dated April 29, 1997, incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement filed electronically April 30, 1997.

   c. Relative to the rights of shareholders, Article IV and Article V of Registrant's Second Amended and Restated Master Trust Agreement dated July 28, 1998 as hereinbefore incorporated by reference as Exhibits a and b.

   c.  (i)     Relative to the rights of shareholders, Article 9 of the Amended and Restated By-Laws of Registrant dated April 29, 1997 as hereinbefore incorporated by reference as Exhibit b.

   d. The First Amended and Restated Master Investment Advisory Agreement dated as of April 30, 1996 between CIGNA Funds Group and TimesSquare Capital Management, Inc. (f/k/a CIGNA Investments, Inc.), incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.

   d.  (i)     Side Letter to the First Amended and Restated Master Investment
               Advisory Agreement dated January 3, 2000 between CIGNA Funds
               Group and TimesSquare Capital Management, Inc. (f/k/a CIGNA
               Investments, Inc.), incorporated by reference to Post-Effective
               Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.

   d.  (ii)    The Investment Sub-Advisory Agreement for CIGNA Funds Group
               Foreign Stock Fund (n/k/a Charter Foreign Stock Fund) dated
               December 29, 1999 between TimesSquare Capital Management, Inc.
               (f/k/a CIGNA Investments, Inc.) and Bank of Ireland Asset
               Management (U.S.) Limited, incorporated by reference to Post-
               Effective Amendment No. 64 to Registrant's Registration Statement filed electronically April 28, 2000.

   d.  (iii)   The Investment Sub-Advisory Agreement for CIGNA Funds Group
               Small Company Stock Value Fund (n/k/a Charter Small Company Stock
               Value Fund) dated December 7, 1999 between TimesSquare Capital
               Management, Inc. (f/k/a CIGNA Investments, Inc.) and Berger LLC, incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed electronically December
               23, 1999.

   d.  (iv)    The Investment Sub-Advisory Agreement for CIGNA Funds Group
               Small Company Stock Value Fund dated December 7, 1999 between
               Berger LLC and Perkins, Wolf, McDonnell & Company, incorporated by reference to Post-Effective Amendment No. 63 to Registrant's
               Registration Statement filed electronically December 23, 1999.

   d.  (v)     The Investment Sub-Advisory Agreement for CIGNA Funds Group
               Balanced Fund (n/k/a Charter Balanced Fund) dated January 10,
               2000 between TimesSquare Capital Management, Inc. (f/k/a CIGNA
               Investments, Inc.) and INVESCO Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement filed electronically April
               28, 2000.

   d.  (vi)    The Investment Sub-Advisory Agreement for CIGNA Funds Group Large
               Company Stock Value Fund (n/k/a Charter Large Company Stock Value
               Fund) dated November 10, 1999 between TimesSquare Capital
               Management, Inc. (f/k/a CIGNA Investments, Inc.) and John A.
               Levin & Co., Inc., incorporated by reference to Post-Effective
               Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.

   d.  (vii)   The Investment Sub-Advisory Agreement for CIGNA Funds Group
               Large Company Stock Growth Fund (n/k/a Charter Large Company
               Stock Growth Fund) dated January 17, 2000 between TimesSquare
               Capital Management, Inc. (f/k/a CIGNA Investments, Inc.) and
               Morgan Stanley Dean Witter Investment Management Inc.

   e. The Distribution Agreement dated as of December 1, 1997 between CIGNA Funds Group and CIGNA Financial Services, Inc., incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement filed electronically April 30, 1998.

   f.          None.

   g. The Custodian Contract dated as of October 15, 1987 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement filed electronically January 19, 1999.

   g.  (i)     Amendment to the Custodian Contract dated as of February 22,
               2000 between CIGNA Funds Group and State Street Bank and Trust
               Company, incorporated by reference to Post-Effective Amendment
               No. 64 to Registrant's Registration Statement filed electronically April 28, 2000.

*  g.  (ii)    The Custodian Fee Schedule Effective January 1, 2000
               relative to the Custodian Contract hereinbefore filed as Exhibit g.

   g.  (iii)   Side Letter to the Custodian Contract between CIGNA Funds
               Group and State Street Bank and Trust Company dated as of April
               30, 1996, incorporated by reference to Post-Effective Amendment
               No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.

   g.  (iv)    Side Letter to the Custodian Contract between CIGNA Funds Group and State Street Bank and Trust Company dated as of January 3,
               2000, incorporated by reference to Post-Effective Amendment No.
               63 to Registrant's Registration Statement filed electronically
               December 23, 1999.

   g.  (v)     The Price Source Authorization Agreement pursuant to the
               Custodian Contract among State Street Bank and Trust Company and
               CIGNA Funds, incorporated by reference to Post-Effective
               Amendment No. 60 to Registrant's Registration Statement filed electronically April 30, 1999.

   g.  (vi)    Data Access Services Addendum to Custodian Agreement between
               State Street Bank and Trust Company and CIGNA Funds, dated as of
               August 18, 1997. incorporated by reference to Post-Effective
               Amendment No. 64 to Registrant's Registration Statement filed electronically April 28, 2000.

*  g.  (vii)   State Street Global Custody Network, Subcustodians and
               Non-Compulsory Depositories (Schedule A).

*  g.  (viii)  State Street Global Custody Network, Compulsory Depositories
               (Schedule B).

   h. The Transfer Agency and Service Agreement dated as of July 30, 1985 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement filed electronically April 30, 1998.

   h.  (i)     The Transfer Agent Operations Fee Schedule For CIGNA Money
               Market Fund (n/k/a Charter Money Market Fund) Effective January
               1, 1999 relative to the Transfer Agency and Service Agreement hereinbefore incorporated by reference as Exhibit h, incorporated by reference to Post-Effective Amendment No. 59 to Registrant's
               Registration Statement filed electronically January 19, 1999.

   h.  (ii)    Side Letter to the Transfer Agency and Service Agreement
               between CIGNA Funds Group and State Street Bank and Trust Company dated as of April 30, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration
               Statement filed electronically June 28, 1996.

   h.  (iii)   Side Letter to the Transfer Agency and Service Agreement between
               CIGNA Funds Group and State Street Bank and Trust Company dated as of January 3, 2000, incorporated by reference to Post-
               Effective Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.

   h.  (iv)    The Agreement For Use Of The Term "CIGNA" dated April 30,
               1985 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and CIGNA Corporation, incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration
               Statement filed electronically April 30, 1998.

   h.  (v)     Form of Trustees' Deferred Fee Agreement, incorporated by
               reference to Post-Effective Amendment No. 53 to Registrant's
               Registration Statement filed electronically April 15, 1996.

   h.  (vi)    Shareholder Services Agreement of the Premier Class-Fixed
               Income and the Retail Class of CIGNA Funds Group between CIGNA
               Funds Group and CIGNA Financial Services, Inc. made as of January
               3, 2000, incorporated by reference to Post-Effective Amendment
               No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.

   h.  (vii)   Sub-Accounting Services Agreement for the Retail Service
               Class of CIGNA Money Market Fund (A Series of CIGNA Funds Group) dated as of April 1, 1999, incorporated by reference to Post-Effective Amendment No. 60 to Registrant's Registration
               Statement filed electronically April 30, 1999.

   h.  (viii)  Sub-Accounting Services Agreement for the Premier Class and the
               Retail Class of CIGNA Funds Group made as of January 3, 2000, incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.

*  h.  (ix)    Power of Attorney.

   i.          Consent of Counsel, to be filed by amendment.

   j.          Consent of PricewaterhouseCoopers LLP, to be filed by amendment.

   k.          None.

   l.          None.

   m. Rule 12b-1 Plan of CIGNA Funds Group dated as of January 3, 2000, incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.

   m.  (i)     Rule 12b-1 Plan of CIGNA Money Market Fund (A Series of CIGNA
               Funds Group) dated as of October 27, 1998, incorporated by reference to Post-Effective Amendment No. 58 to Registrant's
               Registration Statement filed electronically December 2, 1998.

   m.  (ii)    Amendment No. 1 to Rule 12b-1 Plan for the Retail Class of
               Money Market Fund (A Series of CIGNA Funds Group) dated as of
               January 3, 2000, incorporated by reference to Post-Effective
               Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.Multi Class Plan Pursuant to
               Rule 18f-3 for CIGNA Funds Group dated as of the 3rd day of January, 2000, incorporated by reference to Post-Effective
               Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.

   n. Multi Class Plan Pursuant to Rule 18f-3 for CIGNA Funds Group dated as of the 3rd day of January, 2000, incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.

*  p.          Business Ethics For CIGNA Retirement & Investment Services
               Associates of: TimesSquare Capital Management, Inc., CIGNA
               Investments, Inc., Global Portfolio Strategies, Inc., CIGNA
               International Investment Advisors, Ltd., CIGNA International
               Investment Advisors, KK, CIGNA Leverage Capital Fund, Inc., CIGNA
               Funding Limited Partnership and CIGNA Funds Group, CIGNA
               Institutional Funds Group, CIGNA Variable Products Group, CIGNA
               High Income Shares and CIGNA Investment Securities, Inc., dated
               December 2000.

*  p.  (i)     Code of Ethics of CIGNA Financial Services, Inc., Principal
               Underwriter, dated July 14, 2000.

   p.  (ii)    Code of Ethics of CIGNA Annuity Funds Group (n/k/a CIGNA
               Funds Group) made as of February, 1988, incorporated by reference to Post-Effective Amendment No. 64 to Registrant's Registration
               Statement filed electronically April 28, 2000.

   p.  (iii)   Bank of Ireland Asset Management (U.S.) Limited Code of
               Conduct, dated January 1, 2000, incorporated by reference to Post-Effective Amendment No. 64 to Registrant's Registration
               Statement filed electronically April 28, 2000.

   p.  (iv)    Code of Ethics and Statement of Policies Adopted by Berger LLC
               (Last Revised April 18, 2000), incorporated by reference to Post-
               Effective Amendment No. 64 to Registrant's Registration Statement filed electronically April 28, 2000.

   p.  (v)     INVESCO Code of Ethics and Professional Standards; Guidelines
               for Avoiding Prohibited Acts dated April 25, 2000, incorporated by reference to Post-Effective Amendment No. 64 to Registrant's
               Registration Statement filed electronically April 28, 2000.

   p.  (vi)    John A. Levin & Co., Inc. Code of Ethics dated December
               1999, incorporated by reference to Post-Effective Amendment No.
               64 to Registrant's Registration Statement filed electronically
               April 28, 2000.

   p.  (vii)   Morgan Stanley Code of Ethics, incorporated by reference to
               Post-Effective Amendment No. 64 to Registrant's Registration
               Statement filed electronically April 28, 2000.

*  p.  (viii)  Code of Ethics of Perkins, Wolf, McDonnell & Company As
               Investment Adviser To the Berger Accounts, Effective April 28, 2000.

Item 24. Persons Controlled by or Under Common Control with the Fund.
--------------------------------------------------------------------

No person is directly or indirectly controlled by or under common control with CIGNA Funds Group.

________________________
*Filed Herewith

Item 25. Indemnification.
------------------------

The Second Amended and Restated Master Trust Agreement, as amended, dated July 28, 1998 (the "Master Trust Agreement"), provides, among other things, for the indemnification out of Registrant's assets (or the assets of a series of Registrant where applicable) of the Trustees and officers of Registrant against all liabilities incurred by them in such capacity, except for liability by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Trustees may consult counsel or other experts concerning the meaning and operation of the Master Trust Agreement, and may rely upon the books and records of Registrant. Trustees are not liable for errors of judgment, mistakes of fact or law, or for the negligence of other Trustees or Registrant's officers or agents.

Trustees are not required to give a bond or other security for the performance of their duties. Payments in compromise of any action brought against a Trustee or officer may be paid by Registrant if approved by either a majority of disinterested Trustees or by independent legal counsel. The right of indemnification under the Master Trust Agreement is not exclusive of any other rights to which the Trustees or officers may be entitled.

The Master Trust Agreement also provides that shareholders shall be indemnified and held harmless by the applicable series of Registrant with respect to actions brought against them in their capacity as shareholders. Also, the Master Trust Agreement provides that creditors of a series of Registrant may look only to the assets of that series for payment; and neither shareholders nor Trustees shall be personally liable therefor. All instruments executed on behalf of Registrant are required to contain a statement to the effect of the foregoing.

TimesSquare Capital Management, Inc., Registrant and other investment companies managed by TimesSquare Capital Management, Inc., their officers, trustees, directors and employees (the "Insured Parties") are insured under an Investment Management Errors and Omissions Insurance Policy in the amount of $10,000,000 offered by Lloyd's Insurance Company, an affiliate of Lloyd's of London, on a joint policy basis with TimesSquare Capital Management, Inc. and CIGNA International Investment Advisors, Ltd.

In addition, Registrant and other investment companies managed by TimesSquare Capital Management, Inc. and CIGNA International Investment Advisors, Ltd. are insured under a Lloyd's Insurance Company Investment Company Blanket Bond with a stated maximum coverage of $10,000,000. Premiums and policy benefits are allocated among participating companies pursuant to Rule 17g-1(d) under the Investment Company Act of 1940, as amended.

Item 26.  Business and Other Connections of the Investment Adviser.
------------------------------------------------------------------

As of the date hereof, TimesSquare Capital Management, Inc. ("TimesSquare") serves as investment adviser to CIGNA Funds Group, to CIGNA Variable Products Group and their series of shares and to CIGNA High Income Shares (CIGNA Funds Group, CIGNA High Income Shares and CIGNA Variable Products Group, collectively known as the "Trusts") and to CIGNA Investment Securities, Inc. ("CIS"), all of which (except for CIS and CIGNA High Income Shares) are open-end investment companies, and to certain other clients, most of which are affiliated with CIGNA Corporation. For a description of the business of TimesSquare, see its most recent Form ADV (File No. 801-18094) filed with the Securities and Exchange Commission. The principal address of each of the foregoing companies is as follows:

TimesSquare - Four Times Square, New York, NY 10036 and 900 Cottage Grove Road, Bloomfield, Connecticut 06002

The Trusts and each of their series of shares - 100 Front Street, Suite 300, Worcester, Massachusetts 01601

CIS - Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania  19192

Substantial business and other connections of the Directors and officers during the past two fiscal years follow:

Names of Officers and Directors         Positions with the Adviser and
  of the Investment Adviser             Other Substantial Business Connections
-------------------------------         --------------------------------------

Thomas C. Jones                         Director and Chairman of the Board,
                                        TimesSquare; President, CIGNA Investment
                                        Management, a division of CIGNA
                                        Corporation*; President and Director,
                                        CIGNA Investments, Inc.* and CIGNA
                                        Investment Group, Inc.*; Director, CIGNA
                                        International Investment Advisors,
                                        Ltd.**, CIGNA Financial Futures, Inc.*
                                        and Global Portfolio Strategies, Inc.*;
                                        Trustee, the Trusts; Director, CIGNA
                                        Investment Securities, Inc.; Director,
                                        President and Chairman of Investment
                                        Committee, Connecticut General Life
                                        Insurance Company; previously, President
                                        TimesSquare.

Robert J. Moore                         Director and President, TimesSquare;
                                        Managing Director, CIGNA Investments,
                                        Inc.*, and CIGNA International
                                        Investment Advisors, Ltd.**; Chief
                                        Investment Officer, CIGNA Investment
                                        Management-Retirement Services, a
                                        division of CIGNA Corporation*;
                                        previously Managing Director, Head of
                                        Fixed Income Portfolio Management and
                                        Research, Credit Suisse Asset
                                        Management, NY, NY.

Daniel H. Sigg                          Director, Managing Director, Chief
                                        Operating Officer, TimesSquare; Managing
                                        Director, Business Operations, CIGNA
                                        Investment Management; previously Senior
                                        Managing Director and Global Head of
                                        Institutional Asset Management, Union
                                        Bank of Switzerland; Executive Director
                                        and CFO, Credit Suisse Asset Management,
                                        NY, NY.

Jean H. Walker                          Director and Senior Vice President-
                                        Finance, TimesSquare; Chief Financial
                                        Officer, CIGNA Investment Management, a
                                        division of CIGNA Corporation*;
                                        Director, CIGNA International Investment
                                        Advisors, Ltd.**, CIGNA Investment
                                        Group, Inc.*, Global Portfolio
                                        Strategies, Inc.*; Director, Vice
                                        President, Member of Investment
                                        Committee and Actuary, Connecticut
                                        General Life Insurance Company*;
                                        previously Chief Financial Officer,
                                        Group Insurance division, CIGNA
                                        Corporation.*

Grant R. Babyak                         Managing Director, TimesSquare.

Kevin D. Barry                          Managing Director, TimesSquare.

Yvette C. Bockstein                     Managing Director, TimesSquare.

William C. Carlson                      Managing Director, TimesSquare;
                                        previously Vice President, TimesSquare.

Mary Louise Casey                       Managing Director, TimesSquare; Director
                                        and Senior Managing Director, CIGNA
                                        Investments, Inc.*; Director Global
                                        Portfolio Strategies, Inc.*; Vice
                                        President, Connecticut General Life
                                        Insurance Company*; previously Senior
                                        Managing Director, TimesSquare.

Rosemary C. Clarke                      Managing Director, TimesSquare and CIGNA
                                        Investments, Inc.*

Robert F. DeLucia                       Managing Director, TimesSquare and CIGNA
                                        Investments, Inc.*; Director, Global
                                        Portfolio Strategies, Inc.*

Ira Edelblum                            Managing Director, TimesSquare;
                                        previously Portfolio Manager, Credit
                                        Suisse Asset Management, NY, NY.

Robert Fair                             Managing Director, TimesSquare.

Richard H. Forde                        Managing Director, TimesSquare; Managing
                                        Director, CIGNA Investments, Inc.*;
                                        Member of Investment Committee,
                                        President, Managing Director and
                                        Director, CIGNA International Investment
                                        Advisors, Ltd.**; Director and
                                        President, Global Portfolio Strategies,
                                        Inc.*; Chairman of the Board, President
                                        and Trustee CIGNA Funds Group, CIGNA
                                        High Income Shares, CIGNA Institutional
                                        Funds Group and CIGNA Investment
                                        Securities, Inc.; President CIGNA
                                        Variable Products Group; previously
                                        Senior Managing Director, TimesSquare.

Keith A. Gollenberg                     Managing Director, TimesSquare;
                                        previously Vice President, TimesSquare.

William H. Jefferis                     Managing Director, TimesSquare;
                                        previously Vice President, TimesSquare.

David R. Johnson                        Managing Director, TimesSquare and CIGNA
                                        Investments, Inc.*

Robert W. Justich                       Managing Director, TimesSquare;
                                        previously Managing Director, Credit
                                        Suisse Asset Management, NY, NY.

Richard H. Kupchunos                    Managing Director, TimesSquare and CIGNA
                                        Investments, Inc.*

Timothy J. Lord                         Managing Director, TimesSquare; Vice
                                        President, CIGNA Financial Futures,
                                        Inc.*

Patrick J. McNelis                      Managing Director, TimesSquare.

Stephen J. Olstein                      Managing Director, TimesSquare.

Alan C. Petersen                        Managing Director, TimesSquare; Vice
                                        President, CIGNA High Income Shares.

Anthony J. Pierson                      Managing Director, TimesSquare.

Frank Sataline, Jr.                     Managing Director, TimesSquare;
                                        previously Vice President, TimesSquare.

John A. Shaw                            Managing Director, TimesSquare.

Philip Spak                             Managing Director, TimesSquare;
                                        previously Vice President, TimesSquare.

William A. Taylor                       Managing Director, TimesSquare.

Victor J. Visockis, Jr.                 Managing Director, TimesSquare;
                                        previously Vice President, TimesSquare.

Henry C. Wagner, III                    Managing Director, TimesSquare; Managing
                                        Director and Vice President, CIGNA
                                        Investments, Inc.*; President, CIGNA
                                        Financial Futures, Inc.*; previously
                                        Vice President, CIGNA Investments, Inc.*

Philip J. Ward                          Managing Director, TimesSquare; Director
                                        and Senior Managing Director, CIGNA
                                        Investments, Inc.*; Vice President,
                                        Connecticut General Life Insurance
                                        Company*; previously Senior Managing
                                        Director, TimesSquare.

Deborah B. Wiacek                       Managing Director, TimesSquare;
                                        previously Vice President, TimesSquare.

Jean M. Anderson                        Senior Vice President, TimesSquare;
                                        previously Vice President.

Richard H. Chase                        Senior Vice President, TimesSquare;
                                        previously Managing Director,
                                        TimesSquare.

John G. Eisele                          Senior Vice President, TimesSquare;
                                        previously Managing Director,
                                        TimesSquare.

Ivy B. Freedman                         Senior Vice President, TimesSquare;
                                        previously Managing Director,
                                        TimesSquare.

Helen K. Frye                           Senior Vice President, TimesSquare.

William J. Grady                        Senior Vice President, TimesSquare;
                                        previously Managing Director,
                                        TimesSquare.

Leon Pouncy                             Senior Vice President, TimesSquare;
                                        previously Managing Director,
                                        TimesSquare.

George Varga                            Senior Vice President, TimesSquare;
                                        previously Managing Director,
                                        TimesSquare.

Jean H. Walker                          Director and Senior Vice President,
                                        Finance, TimesSquare; previously Senior
                                        Vice President, TimesSquare.

Thomas P. Au                            Vice President, TimesSquare.

Andrew Brown                            Vice President, TimesSquare.

Maryanne P. dePreaux                    Vice President, TimesSquare.

Kim L. DiPietro                         Vice President, TimesSquare.

Kenneth C. Duca                         Vice President, TimesSquare.

Weidong Huang                           Vice President, TimesSquare.

John Hurley                             Vice President, TimesSquare.

Joseph R. Kennedy                       Vice President, TimesSquare.

Paul T. Martin                          Vice President, TimesSquare.

Ann Marie O'Rourke                      Vice President, TimesSquare.

Pamela S. Peck                          Vice President, TimesSquare.

Thomas J. Podgorski                     Vice President, TimesSquare.

Timothy F. Roberts                      Vice President and Compliance Officer,
                                        TimesSquare; Vice President,
                                        International Finance/Global Compliance,
                                        CIGNA Investment Management, a division
                                        of CIGNA Corporation*; Vice President -
                                        Finance and Chief Compliance Officer,
                                        CIGNA International Investment Advisors,
                                        Ltd.**; Compliance Officer, CIGNA
                                        Investments, Inc.*; Director and
                                        Compliance Officer, Global Portfolio
                                        Strategies, Inc.*

Stephen C. Stachelek                    Vice President, TimesSquare.

Carlton C. Taylor                       Vice President, TimesSquare.

Alfred A. Bingham III                   Assistant Vice President, TimesSquare;
                                        Vice President and Treasurer, the Trusts and CIGNA Investment Securities, Inc.

Susan L. Cooper                         Secretary, TimesSquare, CIGNA
                                        Investments, Inc.*, CIGNA International
                                        Investment Advisors, Ltd.**, CIGNA
                                        Investment Group, Inc.*, CG Trust
                                        Company*, Global Portfolio Strategies,
                                        Inc.*, CIGNA Financial Services,
                                        Inc.***, CIGNA Financial Futures, Inc.*,
                                        Connecticut General Life Insurance
                                        Company*; Assistant Corporate Secretary,
                                        CIGNA Corporation****; previously
                                        Associate, Robinson Donovan Madden &
                                        Barry, P.C., Springfield, MA (Law Firm).

In addition, certain companies not affiliated with CIGNA serve as investment sub-advisers to certain of the CIGNA Charter Funds SM. Following are the names of these companies, the series they sub-advise, their principal business addresses and the substantial business and other connections of the Directors and officers of the companies during the past two fiscal years:

Charter Foreign Stock Fund    Bank of Ireland Asset Management (U.S.) Limited
                              20 Horseneck Lane
                              Greenwich, CT 06830

Substantial business and other connections of Bank of Ireland Asset Management (U.S.) Limited and its officers and Directors is incorporated by reference to Schedules A and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-29606).

___________________________
   * Four Times Square, New York, NY and 900 Cottage Grove Road, Bloomfield, CT ** Park House, 16 Finsbury Circus, London, England
 *** 280 Trumbull Street, One Commercial Plaza, Hartford, CT
**** One Liberty Place, 1650 Market Street, Philadelphia, PA

Charter Small Company Stock Value Fund      Berger LLC
                                            210 University Boulevard
                                            Suite 900
                                            Denver, CO 80206

Substantial business and other connections of Berger LLC and its officers and Directors is incorporated by reference to Schedules C and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-9451).

                                            Perkins, Wolf, McDonnell & Company
                                            53 W. Jackson Blvd. - Suite 722
                                            Chicago, IL 60604

Substantial business and other connections of Perkins, Wolf, McDonnell & Company and its officers and Directors is incorporated by reference to Schedules A and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-19974).

Charter Balanced Fund                       INVESCO Capital Management, Inc.
                                            One Midtown Plaza
                                            1360 Peachtree Street, N.E.
                                            Suite 100
                                            Atlanta, GA 30309

Substantial business and other connections of INVESCO Capital Management, Inc. and its officers and Directors is incorporated by reference to Schedules A and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-33949).

Charter Large Company Stock Value Fund      John A. Levin & Co., Inc.
                                            One Rockefeller Plaza
                                            19th Floor
                                            New York, NY 10020

Substantial business and other connections of John A. Levin & Co., Inc. and its officers and Directors is incorporated by reference to Schedules A and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-52602).

Charter Large Company Stock Growth Fund     Morgan Stanley Dean Witter
                                            Investment Management Inc.
                                            1221 Avenue of the Americas
                                            New York, NY 10020

Substantial business and other connections of Morgan Stanley Dean Witter Investment Management Inc. and its officers and Directors is incorporated by reference to Schedules A and D of its Form ADV as currently on file with the Securities and Exchange Commission as most recently amended (File No. 801-15757).

Item 27.  Principal Underwriters.
--------------------------------

(a) CIGNA Financial Services, Inc. is the principal underwriter for CIGNA Funds Group and for its series.

(b) The officers and Directors of CIGNA Financial Services, Inc. as of September 20, 2000 are:

Name and Principal         Positions and Offices           Positions and Offices
 Business Address***         With Underwriter              with Registrant
-----------------        -------------------------         ---------------
Russell W. Anderson      Member Board of Directors         --------
Thomas C. Jones          Member Board of Directors         Trustee
Julie M. Kozlowski       Member Board of Directors         --------
Mark A. Parsons          Member Board of Directors         --------
Jean H. Walker           Member Board of Directors         --------
Russell W. Anderson      President                         --------
Julie M. Kozlowski       Vice President,                   --------
Mark A. Parsons          Vice President,                   --------
                             Chief Counsel
Bach Mai T. Thai         Vice President,                   --------
                             Treasurer
David C. Ballou          Assistant Vice President          --------
Brian J. Coroso          Assistant Vice President,         --------
                             Assistant Treasurer,
                             Compliance Officer
Susan L. Cooper          Secretary                         --------
Gary R. Crawford         Chief Financial Officer,          --------
                         Assistant Treasurer
Bruce P. Chapin          Assistant Secretary               --------
Margaret I. Whiteman     Assistant Secretary               --------
Pamela S. Williams       Assistant Secretary               --------
Joy B. Erickson          Assistant Treasurer,
                             Assistant Compliance Officer  --------

(c) Not Applicable

Item 28.  Location of Accounts and Records.
------------------------------------------

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (15 U.S.C. 80a-30(a)) and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder and records relating to shareholders are maintained by State Street Bank and Trust Company, Boston, Massachusetts. Registrant's corporate records and financial records are maintained c/o TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Bloomfield, CT 06002.

Item 29.  Management Services.
-----------------------------

None.

Item 30.  Undertakings.
----------------------

Not Applicable.




______________________
   ***280 Trumbull Street, One Commercial Plaza, Hartford, CT

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant, CIGNA Funds Group has duly caused this Amendment No. 67 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bloomfield, and State of Connecticut on the 28/th/ day of February, 2001.

                                            CIGNA Funds Group

                                            Richard H. Forde
                                            Chairman of the Board of Trustees
                                                and President

                                            By: /s/ Jeffrey S. Winer
                                                --------------------------------
                                                Jeffrey S. Winer
                                                Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 67 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                   Title                         Date
      ---------                   -----                         ----

Richard H. Forde                  Chairman of            February 28, 2001.
                                  the Board of
                                  Trustees and
                                  President (principal
By: /s/ Jeffrey S. Winer          executive officer)
    -----------------------
    Jeffrey S. Winer
    Attorney-in-Fact              Treasurer
                                  (principal
                                  financial officer
                                  and principal
    /s/ Alfred A. Bingham III     accounting officer     February 28, 2001.
    -------------------------
    Alfred A. Bingham III

This Amendment to the Registration Statement has also been signed below by Jeffrey S. Winer, Attorney-in-Fact, on behalf of the following Trustees on the date indicated, such Trustees being all of the Trustees currently holding the office of Trustee of Registrant.

    Hugh R. Beath                 Thomas C. Jones
    Richard H. Forde              Paul J. McDonald
    Russell H. Jones

By: /s/ Jeffrey S. Winer                                 February 28, 2001.
    -------------------------
    Jeffrey S. Winer

                                 EXHIBIT INDEX

g.   (ii)      The Custodian Fee Schedule effective January 1, 2000 relative to the Custodian Contract hereinbefore filed as Exhibit g.

g.   (vii)     State Street Global Custody Network, Subcustodians and non-
               Compulsory Depositories (Schedule A).

g.   (viii)    State Street Global Custody Network, Compulsory Depositories
               (Schedule B).

h    (ix)      Power of Attorney.

p. Business Ethics For Retirement & Investment Services Associates of: TimesSquare Capital Management, Inc., CIGNA Investments, Inc., Global Portfolio Strategies, Inc., CIGNA International Investment Advisors, Ltd., CIGNA International Investment Advisors, KK, CIGNA Leverage Capital Fund, Inc., CIGNA Funding Limited Partnership and CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc., dated December 2000.

p.   (i)       Code of Ethics of CIGNA Financial Services, Inc., Principal
               Underwriter, dated July 14, 2000.

p.   (viii)    Code of Ethics of Perkins, Wolf, McDonnell & Company As
               Investment Adviser to The Berger Accounts, Effective April 28,
               2000.